[Logo] CDC NVEST FUNDS(SM)
       CDC IXIS Asset Management Distributors

CDC NVEST CAPITAL GROWTH FUND

CDC NVEST GROWTH FUND

CDC NVEST GROWTH AND INCOME FUND

CDC NVEST BALANCED FUND

CDC NVEST LARGE CAP VALUE FUND

CDC NVEST MID CAP GROWTH FUND

CDC NVEST SELECT FUND

CDC NVEST BULLSEYE FUND

CDC NVEST INTERNATIONAL EQUITY FUND

WHERE THE BEST MINDS MEET(R)

SEMIANNUAL REPORT
JUNE 30, 2001

RISKS OF THE CDC NVEST EQUITY FUNDS

Any mutual fund investment involves risk. The following notes describe some of the risks of the CDC Nvest Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

CDC NVEST CAPITAL GROWTH FUND invests primarily in growth stocks, which tend to be more sensitive to market movements because their stock prices are based on future expectations. From time to time it may also invest a portion of assets in small-cap companies that are more volatile than the overall market. Frequent portfolio turnover may increase your risk of greater tax liability and lower your return from this fund.

CDC NVEST GROWTH FUND invests primarily in growth stocks, which tend to be more sensitive to market movements because their stock prices are based on future expectations. The fund may also invest in foreign securities that have special risks, including regulatory and currency risks, which may affect the value of your investment. It may also invest in real estate investment trusts (REITs) that are subject to changes in underlying real estate values, prepayment and other mortgage-related risks. Frequent portfolio turnover may increase your risk of greater tax liability and lower your return from this fund.

CDC NVEST GROWTH AND INCOME FUND invests primarily in growth stocks, which tend to be more sensitive to market movements because their stock prices are based on future expectations. It also invests in value stocks, which can fall out of favor with investors and may underperform growth stocks under certain market conditions. The fund may also invest in foreign and emerging market securities, which have special risks. From time to time it may invest a portion of assets in small-cap companies that are more volatile than the overall market. Frequent portfolio turnover may increase your risk of greater tax liability and lower your return from this fund.

CDC NVEST BALANCED FUND generally invests approximately 65% of assets in stocks and 35% in fixed-income securities. The fund's equity securities may include both growth and value stocks. Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations. Value stocks can fall out of favor with investors and may underperform growth stocks during certain market conditions. The fund may also invest in foreign securities that have special risks, and in mortgage securities that are subject to prepayment risk. Fixed-income securities are subject to credit risk, interest rate risk, and liquidity risk.

CDC NVEST LARGE CAP VALUE FUND invests primarily in value stocks, which can fall out of favor with investors, and which may underperform growth stocks during certain conditions. The fund may also invest in foreign securities that have special risks, including regulatory and currency risks, which may affect the value of your investment. It may also invest in real estate investment trusts (REITs) that are subject to changes in underlying real estate values, prepayment and other mortgage-related risks.

CDC NVEST MID CAP GROWTH FUND invests primarily in stocks of companies that fall within the Russell Midcap Growth Index. Mid-cap growth stocks tend to be more sensitive to market movement because their stock prices are based on future expectations. The fund may also invest in foreign securities that have special risks, including regulatory and currency risks; and it may invest in Initial Public Offerings, which may involve greater risk than other investments. It may also invest in real estate investment trusts (REITs) that are subject to changes in underlying real estate values, prepayment and other mortgage-related risks.

CDC NVEST SELECT FUND invests primarily in value stocks, which can fall out of favor with investors, and which may underperform growth stocks under certain conditions. Because the fund is non-diversified and concentrates in relatively few securities, changes in value of a single security (up or down) may have a greater impact on the fund's performance than if the fund were more broadly diversified.

CDC NVEST BULLSEYE FUND is non-diversified. Because it concentrates in relatively few securities, changes in value of a single security (up or down) may have a greater impact on the fund's performance than if the fund were more broadly diversified. Value stocks, the fund's primary investment medium, can fall out of favor with investors and may underperform growth stocks during certain market conditions. It may also invest in foreign securities, which have special risks. An "all-cap" portfolio, the fund may own small-cap companies, which are more volatile than the overall market. REITs (real estate investment trusts) are another investment alternative available to the fund; REITs change in price with underlying real estate values and have other mortgage-related risks. Frequent portfolio turnover may increase your risk of greater tax liability and lower your return from this fund.

CDC NVEST INTERNATIONAL EQUITY FUND invests in foreign and emerging market securities - strategies that have special risks, including political, economic, regulatory and currency risks. Emerging markets may be more subject to these risks than developed markets. The fund emphasizes growth stocks, which are generally more sensitive to market movements because their stock prices are based on future expectations. It also invests in stocks of small-cap and emerging-growth companies that are also more volatile than the overall market. Frequent portfolio turnover may increase your risk of greater tax liability and lower your return from this fund.

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NOT FDIC INSURED                  MAY LOSE VALUE              NO BANK GUARANTEE
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
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                               TABLE OF CONTENTS
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SEMIANNUAL REPORT JUNE 30, 2001

President's Letter ......................................................     i
Economic Update .........................................................     1
Portfolio Managers' Commentary and Performance
  CDC Nvest Capital Growth Fund .........................................     2
  CDC Nvest Growth Fund .................................................     4
  CDC Nvest Growth and Income Fund ......................................     6
  CDC Nvest Balanced Fund ...............................................     8
  CDC Nvest Large Cap Value Fund ........................................    10
  CDC Nvest Mid Cap Growth Fund .........................................    12
  CDC Nvest Select Fund .................................................    14
  CDC Nvest Bullseye Fund ...............................................    16
  CDC Nvest International Equity Fund ...................................    18
Financial Statements
Schedules of Investments
  CDC Nvest Capital Growth Fund .........................................    20
  CDC Nvest Growth Fund .................................................    22
  CDC Nvest Growth and Income Fund ......................................    23
  CDC Nvest Balanced Fund ...............................................    25
  CDC Nvest Large Cap Value Fund ........................................    28
  CDC Nvest Mid Cap Growth Fund .........................................    30
  CDC Nvest Select Fund .................................................    32
  CDC Nvest Bullseye Fund ...............................................    33
  CDC Nvest International Equity Fund ...................................    34
Statements of Assets and Liabilities ....................................    36
Statements of Operations ................................................    38
Statements of Changes in Net Assets .....................................    40
Financial Highlights ....................................................    44
Notes to Financial Statements ...........................................    52
Additional Information ..................................................    65

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                               PRESIDENT'S LETTER
-------------------------------------------------------------------------------

                                                                    AUGUST 2001
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[Photo of John T. Hailer]

John T. Hailer
President and Trustee
CDC Nvest Funds

Dear Shareholder:

As a multi-manager fund group that draws its investment talent from a diverse pool of investment managers, CDC Nvest Funds recently conducted a survey of our portfolio managers. The survey illustrated something we've been saying all along: the Best Minds we draw on to manage our funds don't always think alike. When we surveyed 29 mutual fund managers and teams at 10 different firms we learned they held diverging views on everything from leading industry sectors to inflation estimates for the second half of 2001.

Current market conditions have erased obvious trends and standard predictions, showing more clearly the extent to which investment managers' views can differ. Ever since the year 2000 brought an end to the longest economic expansion in peacetime history, investors have been re-learning an old, time-tested lesson: asset allocation is one of the best ways to build for your future. Jumping from fund to fund chasing yesterday's winners doesn't work.

For example, during the six months ended June 30, 2001, only small-cap value indices showed gains on the equity side. Aggressive growth stocks - the big winners in 1999 - continued to slump. Meanwhile, high-yield bond prices enjoyed a strong recovery early in the year, only to decline again in June. What's next? In our survey, the consensus of the managers who participated believe the stock market will show modest gains for the second half of 2001, but they were evenly split over whether the technology sector would lag or outperform the market for the balance of the year.

What sets CDC Nvest Funds apart is the breadth of diversification we offer you under a single roof - including investment managers with distinctive styles and expertise, as well as portfolios diversified by industry and by security. If you've ever wondered how the performance of other funds in our lineup compared to your fund's results, the new format we are introducing with this series of shareholder reports may help. By grouping comparable funds in a single book, we've made it easier for you to view a "snapshot" of each fund manager's strategies and investments.

Everyone needs a portfolio tailored to his or her unique needs and characteristics - one with the right combination of stocks seeking growth or value from large-, mid- and small-cap companies; corporate, government and municipal bonds; domestic and international portfolios; and such basics as money market funds. Our new format not only enables us to reduce fund expenses, it's designed to help you and your financial adviser review your asset allocation plan and determine any adjustments you may need to make. This information and more is also available on our website, www.cdcnvestfunds.com.

As part of a large, multi-national financial firm - CDC IXIS Asset Management - we have new resources and access to more Best Minds, and we are working on more new products and services aimed at helping you and your financial adviser build a diversified, all-market portfolio. As an affiliate of one of the 25 largest investment management firms in the world, with nearly $286 billion* in assets under management, we hope you share our confidence for the future.

Sincerely yours,

/s/ John T. Hailer

*As of June 30, 2001.

[callout]
"What sets CDC Nvest Funds apart is the breadth of diversification we offer you under a single roof - including investment managers with distinctive styles and expertise, as well as portfolios diversified by industry and by security."

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                                ECONOMIC UPDATE
-------------------------------------------------------------------------------

                                                                    AUGUST 2001
-------------------------------------------------------------------------------

While U.S. manufacturers retrench and unemployment creeps higher, consumers are pushing slowly ahead. Leading economic indicators have turned modestly positive, led by resilient consumers whose confidence in their business and job prospects moved up in May and again in June, according to the Conference Board. Consumer confidence is viewed as a key indicator because spending by individuals accounts for about two-thirds of U.S. economic output. Homebuilding has been another area of persistent strength despite mortgage rates that have remained relatively high.

Corporate retrenchment is the result of slumping profits, which also depressed stock prices. Damage to earnings has been greatest in technology, where swollen inventories have only now begun to shrink, and in telecommunications, where overbuilding has left much costly new capacity idle.

Meanwhile, international trade has been weak because the U.S. economy is the world's best customer. Much of what we buy - or don't buy - is produced abroad. Global markets turned in mixed results overall.

LOWER RATES ARE STARTING TO MAKE AN IMPACT

After six closely spaced interest-rate cuts in the first six months of 2001, the Federal Reserve Board has brought down the Discount Rate by 2.75% since January, in a series of moves that reversed its direction during the first half of 2000. (The Discount Rate - the only rate the Board controls directly - is the interest rate the Fed charges banks on short-term loans.)

Investors reacted to lower rates by putting money to work in stocks and bonds. Cash reserves currently barely earn enough to offset underlying inflation, now around 3.6%. Low interest rates also encourage business investment.

After dropping sharply in February and March, most stock market indices began a steep climb in April, only to sag in June and close the period at or below their levels at the beginning of the year. While no one can state definitively that the low point is behind us, encouraging signs include increased investor participation as stock prices rose.

A further impact of lower rates has been to reduce yields on short-term Treasury bills. Longer-term Treasuries fell in price and their yields moved higher, implying higher rates to come if economic growth resumes. Municipal bonds performed well as higher tax revenues strengthened the finances of many of the nation's cities and towns. On the other hand, high-yield bonds were volatile and offered mixed results.

LOOKING AHEAD

Except for energy and utility companies, second-quarter corporate earnings were largely disappointing and third quarter earnings may be weak as well. Nevertheless, investors have driven up stock prices in the heavy industry, basic materials and retail sectors, all of which should benefit from a rebounding economy.

Uncertainties surrounding the current economic situation are considerable. This summer's tax rebates, together with lower interest rates and falling energy costs, may stimulate consumer spending. In the past, market rallies often have followed tax cuts.

In summary, interest rates are lower, inflation is moderate and taxes are coming down. This may be the right mix of ingredients for renewed economic growth late this year or early next.

               FEDERAL RESERVE BOARD'S CHANGES IN INTEREST RATES
                 DISCOUNT RATE: 2000 THROUGH FIRST HALF OF 2001

                    12/31/99               5.00%
                     1/31/00               5.00%
                     2/29/00               5.25%
                     3/31/00               5.50%
                     4/30/00               5.50%
                     5/31/00               6.00%
                     6/30/00               6.00%
                     7/31/00               6.00%
                     8/31/00               6.00%
                     9/30/00               6.00%
                    10/31/00               6.00%
                    11/30/00               6.00%
                    12/31/00               6.00%
                     1/31/01               5.00%
                     2/28/01               5.00%
                     3/31/01               4.50%
                     4/30/01               4.00%
                     5/31/01               4.00%
                     6/30/01               3.75%

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                         CDC NVEST CAPITAL GROWTH FUND
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                                          INTERVIEW WITH YOUR PORTFOLIO MANAGER
-------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2001?

For the six months ended June 30, 2001, CDC Nvest Capital Growth Fund A shares had a total return of -9.29% at net asset value. The fund's benchmark, the Russell 1000 Growth Index, returned -14.24% for the same period, while Morningstar Large Cap Growth Fund Average returned -15.75%.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE PERIOD?

Investors focused on interest rates and corporate earnings. There were hopes that the Federal Reserve Board's interest-rate cuts would energize the stock market, but a string of earnings shortfalls - most notably in the technology sector - hindered progress. Investors continued to be concerned that the difficulties in the tech sector would start to influence other areas, even though consumer spending held up fairly well so far this year. Within this environment, investors favored those sectors and stocks that appeared to be undervalued.

Q. WHAT STRATEGIES DID YOU USE IN RESPONSE TO THESE EVENTS?

We started the year with a bias toward attractively priced stocks of companies with the potential for steady earnings growth even in a sluggish economy. We had rotated away from the technology sector last year and, with the Fed's rate cuts on the horizon, the portfolio featured companies whose profits are sensitive to changes in interest rates.

As 2001 progressed, we gradually shifted the fund toward a more neutral valuation stance, focusing on stocks with strong growth prospects, but with an eye to growth at a reasonable price. By the end of June, this shift resulted in an increase in the fund's technology investments because, after months of declining prices, this sector had begun to seem attractively valued. By the end of June 2001, the fund's weighting in technology was greater than that of its benchmark, the Russell 1000 Growth Index, while its price/earnings ratio* was lower. Stocks that attracted us included Lexmark, Tech Data, and Scientific Atlanta, which we purchased when their valuations appeared relatively low. We also reduced the fund's investments in stocks sensitive to declining interest rates, such as credit card companies.

Q. WHICH INVESTMENTS INFLUENCED PERFORMANCE THE MOST, BOTH POSITIVELY AND NEGATIVELY?

Mutual fund performance relative to its benchmark often can be affected as much by what it doesn't invest in as by what it does own. For example, during the past six months the fund benefited from our decision to underweight the technology sector in general, and Lucent Technologies in particular, as demand for telecom equipment plunged. Positive performers included the interest-rate sensitive stocks we mentioned, to which we would add Americredit. In addition, steady earnings in a slow-growth environment helped Pepsi Bottling Group do well. On the negative side, two smaller technology stocks, Juniper Networks and Tech Data, were caught in the technology downdraft. Qwest Communications also declined in response to Wall Street's harsh reaction to disappointing first-quarter earnings.

Q. WHAT IS YOUR CURRENT OUTLOOK?

Although forecasts are especially difficult to make right now, we expect a recovery to get underway late this year or early in 2002. We wouldn't be surprised if it takes longer than many expect for the stock market to break out of the doldrums, with broad market averages making little progress in the next year or two. We also expect the market to shift from growth to value and back again much more rapidly than in the past. Nonetheless, we think there will be ample opportunities to provide capital growth for shareholders if we remain nimble in maneuvering CDC Nvest Capital Growth Fund wherever prospects seem brightest.

[sidebar]
PORTFOLIO PROFILE
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OBJECTIVE:
Seeks long-term growth of capital
-------------------------------------------------------------------------------

STRATEGY:
Invests primarily in common stock of U.S. large and mid-capitalization companies in any industry
-------------------------------------------------------------------------------

INCEPTION DATE:
August 3, 1992
-------------------------------------------------------------------------------

MANAGER:
Gerald H. Scriver
Westpeak Investment Advisors, L.P.
------------------------------------------------------------------------------

SYMBOLS:
Class A                       NEFCX
Class B                       NECBX
Class C                       NECGX
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NET ASSET VALUE
PER SHARE:
(JUNE 30, 2001)
Class A                      $13.64
Class B                       12.17
Class C                       12.17

* A price/earnings ratio - or P/E - compares a stock's price to its earnings. A stock with a high P/E is deemed to be expensive, but sometimes investors are willing to pay a higher price for potential earnings growth.

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                         CDC NVEST CAPITAL GROWTH FUND
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                    INVESTMENT RESULTS THROUGH JUNE 30, 2001
-------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Capital Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                               GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

          AUGUST 1992 (INCEPTION) THROUGH JUNE 2001

       NET ASSET VALUE(1)     MAXIMUM SALES CHARGE(2)     RUSSELL 1000 GROWTH(4)
    8/3/92    10000                   9425                      10000
               9904                   9335                       9878
              10120                   9538                       9993
              10728                  10111                      10142
              11344                  10692                      10584
              11490                  10830                      10688
              11668                  10997                      10566
              11240                  10594                      10399
              11684                  11012                      10599
              10941                  10312                      10175
              11587                  10921                      10531
   6/30/93    11838                  11157                      10435
              11563                  10898                      10248
              12023                  11332                      10668
              12290                  11583                      10589
              12362                  11652                      10883
              12031                  11340                      10812
              12398                  11685                      10999
              12787                  12052                      11253
              12454                  11738                      11048
              11789                  11111                      10514
              11772                  11096                      10564
              11724                  11050                      10723
   6/30/94    11220                  10575                      10407
              11651                  10981                      10763
              12146                  11448                      11362
              11943                  11256                      11207
              12463                  11746                      11471
              11919                  11233                      11104
              12195                  11494                      11291
              12292                  11585                      11531
              12779                  12045                      12014
              13201                  12442                      12366
              13405                  12634                      12637
              13778                  12986                      13078
   6/30/95    14695                  13851                      13583
              15353                  14470                      14148
              15629                  14731                      14163
              16157                  15228                      14816
              15900                  14986                      14827
              16286                  15349                      15404
              15945                  15028                      15491
              16240                  15306                      16010
              16664                  15706                      16303
              16508                  15559                      16324
              17331                  16334                      16754
              17851                  16824                      17338
   6/30/96    17608                  16596                      17363
              16395                  15453                      16345
              17019                  16040                      16767
              18431                  17372                      17988
              18422                  17363                      18096
              19340                  18228                      19455
              18664                  17590                      19073
              19719                  18585                      20410
              19177                  18074                      20271
              17743                  16723                      19175
              18509                  17444                      20448
              20136                  18978                      21924
   6/30/97    20698                  19507                      22801
              22151                  20877                      24817
              21133                  19918                      23365
              21771                  20519                      24515
              20892                  19691                      23608
              21439                  20206                      24611
              21879                  20621                      24887
              22055                  20786                      25631
              23568                  22213                      27558
              24621                  23205                      28658
              25059                  23619                      29053
              24456                  23050                      28228
   6/30/98    25729                  24249                      29956
              25487                  24022                      29758
              21440                  20208                      25291
              22727                  21420                      27234
              24387                  22985                      29423
              25852                  24365                      31662
              28241                  26617                      34518
              29662                  27956                      36545
              27995                  26385                      34875
              28610                  26965                      36712
              29170                  27492                      36760
              28637                  26990                      35632
   6/30/99    30153                  28419                      38126
              29483                  27788                      36913
              29743                  28033                      37515
              29309                  27624                      36727
              31351                  29548                      39500
              32282                  30426                      41629
              35226                  33200                      45959
              33238                  31327                      43803
              34625                  32634                      45945
              37399                  35249                      49235
              36290                  34203                      46891
              34595                  32606                      44528
   6/30/00    36875                  34755                      47903
              35920                  33855                      45906
              38729                  36502                      50060
              35151                  33130                      45324
              33932                  31981                      43181
              29355                  27667                      36816
              28349                  26719                      35652
              29706                  27998                      38116
              25673                  24197                      31644
              23279                  21940                      28201
              26427                  24907                      31768
              26125                  24623                      31301
   6/30/01    25716                  24238                      30575

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURNS -- JUNE 30, 2001
-------------------------------------------------------------------------------
CLASS A (Inception 8/3/92)     6 MONTHS    1 YEAR     5 YEARS    SINCE INCEPTION
Net Asset Value(1)              -9.29%     -30.26%     7.87%         11.19%
With Maximum Sales Charge(2)   -14.52      -34.27      6.60          10.45
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CLASS B (Inception 9/13/93)    6 MONTHS    1 YEAR     5 YEARS    SINCE INCEPTION
Net Asset Value(1)              -9.63%     -30.79%     6.97%          9.46%
With CDSC(3)                   -14.15      -33.56      6.78           9.46
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CLASS C (Inception 12/30/94)   6 MONTHS    1 YEAR     5 YEARS    SINCE INCEPTION
Inception
Net Asset Value(1)              -9.63%     -30.91%     6.97%         11.25%
With Maximum Sales Charge
  and CDSC(3)                  -11.45      -32.14      6.76          11.08
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
                                                                             SINCE        SINCE        SINCE
                                                                             FUND'S       FUND'S       FUND'S
                                                                             CLASS A      CLASS B      CLASS C
COMPARATIVE PERFORMANCE                   6 MONTHS    1 YEAR     5 YEARS    INCEPTION    INCEPTION    INCEPTION
Russell 1000 Growth(4)                     -14.24%    -36.17%     11.99%      13.34%       14.65%       16.56%
Morningstar Large Growth Fund Avg.(5)      -15.75     -29.75      11.80       13.79        13.44        16.26
Lipper Multi-Cap Growth Funds Avg.(6)      -16.13     -31.72      11.30       13.80        13.06        15.73

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of
    5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Russell 1000 Growth Index is an unmanaged index measuring the performance of the largest 1000 U.S.
    companies within the Russell 3000 selected for their growth orientation. You may not invest directly in an index. Class A since-inception return is calculated from 7/31/92. Class B since-inception return is calculated from 9/30/93.

(5) Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class A since-inception return is calculated from 7/31/92. Class B since-inception return is calculated from 9/30/93.

(6) Lipper Multi-Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

[sidebar]
PORTFOLIO FACTS

                                           % OF NET ASSETS AS OF
FUND COMPOSITION                           6/30/01    12/31/00
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COMMON STOCKS                                99.9      98.9
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SHORT TERM INVESTMENTS AND OTHER              0.1       1.1

                                           % OF NET ASSETS AS OF
TEN LARGEST HOLDINGS                       6/30/01    12/31/00
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GENERAL ELECTRIC CO.                          9.1       9.9
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MICROSOFT CORP.                               6.2       3.2
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PFIZER, INC.                                  5.7       5.4
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INTEL CORP.                                   4.4       3.1
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AOL TIME WARNER, INC.                         3.3        --
-------------------------------------------------------------------------------
INTERNATIONAL BUSINESS
  MACHINES CORP.                              3.2       2.0
-------------------------------------------------------------------------------
CISCO SYSTEMS, INC.                           3.0       5.4
-------------------------------------------------------------------------------
LEXMARK INTERNATIONAL, INC.                   2.6        --
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IVAX CORP.                                    2.1       1.4
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SUNGARD DATA SYSTEMS, INC.                    2.0       1.3
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                                           % OF NET ASSETS AS OF
FIVE LARGEST INDUSTRIES                    6/30/01    12/31/00
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COMPUTER SOFTWARE                            13.8       3.9
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DRUGS                                        12.7      14.8
-------------------------------------------------------------------------------
SEMICONDUCTORS                               11.0       8.0
-------------------------------------------------------------------------------
FINANCIAL SERVICES                           10.6      11.3
-------------------------------------------------------------------------------
COMPUTER HARDWARE                             9.0      11.1
-------------------------------------------------------------------------------

Portfolio holdings and asset allocations will vary.

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                             CDC NVEST GROWTH FUND
-------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2001?

For the six months ended June 30, 2001, the total return on Class A shares of CDC Nvest Growth Fund was -11.48% at net asset value, including $0.03 per share in reinvested distributions. The fund's benchmark, Standard & Poor's 500 Index, returned -6.70% for the same period, while Morningstar Large-Cap Blend Fund Average returned -7.98%.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE PERIOD?

During the first half of 2001, the U.S. economy showed increasing weakness. Capital spending on technology dropped, cutting sharply into the profits of telecommunications and technology companies. Consumer spending slipped, although consumer confidence remained well above levels historically associated with economic weakness or recession. Despite an aggressive program of interest-rate cuts implemented by the Federal Reserve Board in an effort to revive the economy, most stock-market indices declined during this period, and growth stocks were weaker than value stocks.

Q. WHAT WAS YOUR STRATEGY WITH THE FUND?

We withdrew from the more defensive investments we maintained at the end of last year, selling the fund's real estate investment trusts (REITs), as well as food and beverage stocks and healthcare. We also eliminated the fund's energy stocks because we believe the weakened global economy, combined with the negative impact of the recent spike in natural gas prices, has clouded the outlook for this sector.

We used the proceeds of sales to invest in stocks of some leading retailers, including Lowe's Companies and Best Buy, as well as such consumer-finance companies as Capital One, Providian, and Household International. We continued to avoid most technology stocks even though their prices were severely depressed. However, we did look for companies within the technology sector that should benefit from the consolidation we believe will result from the current, difficult conditions.

Q. WHICH STOCKS BOOSTED PERFORMANCE AND WHICH PROVED DISAPPOINTING?

In general, the widespread weakness of growth stocks during the first half of 2001 was hard on the fund, and largely responsible for its underperformance. The most disappointing individual stocks were Wellpoint and Nike, and we've sold both stocks. Positive performers included Philip Morris, Lowe's and Best Buy, but good results from these stocks were not enough to offset declines elsewhere. We continue to expect these well-managed consumer and retail companies to maintain significant earnings momentum as a result of cost controls and significant gains in market share.

Q. WHAT IS YOUR CURRENT OUTLOOK?

Unlike previous periods when the economy slowed, the current period of weakness appears to have been triggered by excessive expansion in the technology and telecom industries rather than by restrictive Fed monetary policy or far-reaching problems within the banking system. Since the downturn has been centered on relatively few industries and regions of the country, consumer confidence and spending generally have remained relatively unscathed. We believe consumers will be the driving force behind an economic recovery we expect sometime in 2002, so we expect consumer-related stocks to lead the way, spurred by the combined effects of the Fed's program to cut interest rates and the recently enacted tax cuts. We believe CDC Nvest Growth Fund is well positioned to benefit from this scenario.

[sidebar]
PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term growth of capital
-------------------------------------------------------------------------------

STRATEGY:
Invests primarily in a focused portfolio of companies with above-average growth potential.
-------------------------------------------------------------------------------

INCEPTION DATE:
November 27, 1968
-------------------------------------------------------------------------------

 MANAGER:
 G. Kenneth Heebner
 Capital Growth Management Limited Partnership
-------------------------------------------------------------------------------

SYMBOLS:
Class A             NEFGX
Class B             NEBGX
Class C             NEGCX
Class Y             NEGYX
-------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE:
(JUNE 30, 2001)
Class A             $8.25
Class B              7.91
Class C              7.92
Class Y              8.27

-------------------------------------------------------------------------------
                             CDC NVEST GROWTH FUND
-------------------------------------------------------------------------------

                                       INVESTMENT RESULTS THROUGH JUNE 30, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

                               GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

                           JUNE 1991 THROUGH JUNE 2001

        NET ASSET VALUE(1)       MAXIMUM SALES CHARGE(2)         S&P 500(4)
   6/30/91    10000                      9425                      10000
              10857                     10233                      10468
              11384                     10730                      10714
              11224                     10579                      10538
              11676                     11005                      10680
              11431                     10774                      10248
              13060                     12309                      11419
              12418                     11704                      11207
              12535                     11814                      11350
              11952                     11264                      11128
              12232                     11528                      11452
              12267                     11561                      11514
   6/30/92    11765                     11088                      11347
              11765                     11088                      11804
              11298                     10648                      11566
              11485                     10824                      11699
              11625                     10956                      11741
              12010                     11319                      12136
              12194                     11493                      12295
              12436                     11721                      12385
              12000                     11310                      12552
              12569                     11846                      12822
              12400                     11687                      12508
              12702                     11972                      12846
   6/30/93    12690                     11960                      12888
              12617                     11892                      12828
              12980                     12234                      13316
              13210                     12451                      13218
              13718                     12929                      13486
              13391                     12621                      13359
              13571                     12790                      13524
              14363                     13537                      13977
              13856                     13060                      13599
              13025                     12276                      13008
              13038                     12288                      13177
              13285                     12521                      13392
   6/30/94    12794                     12059                      13061
              13239                     12478                      13493
              13579                     12798                      14042
              13134                     12379                      13704
              13187                     12428                      14018
              12428                     11713                      13503
              12613                     11888                      13700
              12315                     11607                      14057
              12912                     12170                      14602
              13310                     12545                      15034
              14135                     13322                      15472
              14988                     14126                      16083
   6/30/95    16087                     15162                      16461
              16813                     15847                      17009
              16899                     15927                      17055
              17207                     16217                      17769
              16853                     15884                      17707
              17657                     16642                      18486
              17419                     16418                      18828
              18030                     16993                      19476
              18608                     17538                      19663
              18608                     17538                      19852
              18261                     17211                      20144
              18542                     17476                      20663
   6/30/96    18344                     17289                      20748
              17270                     16277                      19825
              17436                     16433                      20245
              18632                     17561                      21383
              19727                     18593                      21969
              21264                     20041                      23636
              21056                     19845                      23173
              22957                     21637                      24612
              22576                     21278                      24811
              21617                     20374                      23779
              22848                     21534                      25199
              23970                     22592                      26746
   6/30/97    25039                     23599                      27939
              27465                     25885                      30157
              26053                     24555                      28480
              27387                     25813                      30041
              26313                     24800                      29038
              26013                     24517                      30382
              26013                     24517                      30905
              26438                     24917                      31248
              28762                     27108                      33501
              30611                     28851                      35216
              31785                     29958                      35572
              31285                     29486                      34960
   6/30/98    32960                     31064                      36379
              33134                     31229                      35994
              26812                     25271                      30789
              27004                     25451                      32762
              29723                     28014                      35426
              32197                     30346                      37573
              34702                     32707                      39737
              37054                     34924                      41398
              34397                     32419                      40111
              35221                     33196                      41715
              35099                     33081                      43329
              33969                     32016                      42307
   6/30/99    36474                     34376                      44655
              35618                     33570                      43262
              35557                     33513                      43045
              33449                     31526                      41866
              34732                     32735                      44516
              36046                     33973                      45420
              39971                     37672                      48095
              36846                     34727                      45680
              40116                     37809                      44817
              40552                     38220                      49200
              39026                     36782                      47719
              37464                     35309                      46741
   6/30/00    37609                     35446                      47891
              36410                     34316                      47144
              38134                     35941                      50071
              36755                     34641                      47428
              36831                     34713                      47228
              36486                     34388                      43507
              38150                     35957                      43720
              34768                     32768                      45272
              33667                     31731                      41143
              32811                     30924                      38535
              34238                     32269                      41529
              33545                     31616                      41807
   6/30/01    33772                     31830                      40791

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                                  AVERAGE ANNUAL TOTAL RETURNS -- JUNE 30, 2001
--------------------------------------------------------------------------------
CLASS A (Inception 11/27/68)    6 MONTHS   1 YEAR   5 YEARS   10 YEARS  20 YEARS
Net Asset Value(1)              -11.48%    -10.20%   12.98%    12.94%    15.20%
With Maximum Sales Charge(2)    -16.56     -15.35    11.65     12.24     14.86
-------------------------------------------------------------------------------

                                                      SINCE
CLASS B (Inception 2/28/97)     6 MONTHS   1 YEAR   INCEPTION
Net Asset Value(1)              -11.91%    -11.01%    8.88%
With CDSC(3)                    -16.29     -14.96     8.66
-------------------------------------------------------------------------------

                                                      SINCE
CLASS C (Inception 9/1/98)      6 MONTHS   1 YEAR   INCEPTION
Net Asset Value(1)              -11.80%    -10.90%    5.66%
With Maximum Sales Charge
  and CDSC(3)                   -13.54     -12.56     5.29
-------------------------------------------------------------------------------

                                                      SINCE
CLASS Y (Inception 6/30/99)     6 MONTHS    1 YEAR  INCEPTION
Net Asset Value(1)              -11.36%     -9.95%   -3.51%
-------------------------------------------------------------------------------

                                                                                                  SINCE        SINCE        SINCE
                                                                                                  FUND'S       FUND'S       FUND'S
                                                                                                  CLASS A      CLASS B      CLASS Y
COMPARATIVE PERFORMANCE              6 MONTHS    1 YEAR     5 YEARS     10 YEARS     20 YEARS    INCEPTION    INCEPTION    INCEPTION
S&P 500(4)                             -6.70%     -14.83%    14.48%      15.10%       15.33%       12.15%      10.43%       -4.43%
Morningstar Large Cap
  Blend Fund Average(5)                -7.98      -15.34     11.84       13.24          --         10.06       19.47        -3.84
Lipper Large-Cap
  Core Funds Average(6)                -8.44      -16.11     11.24       13.00        12.95         9.39       10.52        -5.09

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those noted. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains and the maximum sales charge of
    5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) S&P 500 Stock Index is an unmanaged index of U.S. common stock performance. You may not invest directly in an index.

(5) Morningstar Large Cap Blend Fund Average is an average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class C since-inception return is calculated from 8/31/98. The Morningstar Large Blend Average does not track a 20-year performance average.

(6) Lipper Large-Cap Core Funds Average is the average performance without sales charges of mutual funds with a similar current investment style or objective as calculated by Lipper Inc. Class C since-inception return is calculated from 8/31/98.

[sidebar]
                                                                PORTFOLIO FACTS
-------------------------------------------------------------------------------

                                         % OF NET ASSETS AS OF
FUND COMPOSITION                           6/30/01   12/31/00
-------------------------------------------------------------------------------
COMMON STOCKS                                99.7     100.2
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS AND OTHER              0.3      (0.2)

                                         % OF NET ASSETS AS OF
TEN LARGEST HOLDINGS                       6/30/01   12/31/00
-------------------------------------------------------------------------------
PHILIP MORRIS COMPANIES, INC.                 8.3       6.3
-------------------------------------------------------------------------------
WASHINGTON MUTUAL, INC.                       6.1       4.7
-------------------------------------------------------------------------------
INCO LTD.                                     6.0       5.8
-------------------------------------------------------------------------------
PROVIDIAN FINANCIAL CORP.                     5.3        --
-------------------------------------------------------------------------------
HOUSEHOLD INTERNATIONAL, INC.                 5.3        --
-------------------------------------------------------------------------------
CELESTICA, INC.                               5.2        --
-------------------------------------------------------------------------------
LOWE'S CO., INC.                              5.2        --
-------------------------------------------------------------------------------
ELECTRONIC DATA SYSTEMS CORP.                 5.1        --
-------------------------------------------------------------------------------
CITIGROUP, INC.                               5.0        --
-------------------------------------------------------------------------------
LABORATORY CORPORATION OF
  OF AMERICA HOLDINGS                         4.9        --
-------------------------------------------------------------------------------

                                         % OF NET ASSETS AS OF
FIVE LARGEST INDUSTRIES                    6/30/01   12/31/00
-------------------------------------------------------------------------------
RETAIL                                       17.8        --
-------------------------------------------------------------------------------
FINANCIAL SERVICES                           15.2       9.4
-------------------------------------------------------------------------------
INSURANCE                                     9.1      10.1
-------------------------------------------------------------------------------
ELECTRONIC & Communication Equipment          8.9        --
-------------------------------------------------------------------------------
BEVERAGES & TOBACCO                           8.3      11.1

Portfolio holdings and asset allocations will vary.

-------------------------------------------------------------------------------
                        CDC NVEST GROWTH AND INCOME FUND
-------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2001?

For the six months ended June 30, 2001, the total return on Class A shares of CDC Nvest Growth and Income Fund was -7.11% at net asset value. The fund's benchmark, the Standard & Poor's 500 Index, returned -6.70% for the same period, while the return of funds in the Morningstar Large Cap Value Fund Average was -0.89%.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE PERIOD?

Interest rates and corporate earnings were foremost on investors' minds. Many hoped the Federal Reserve Board's aggressive program of cutting interest rates would help revive the market. However, a steady stream of downward earnings revisions - particularly in the technology sector - foiled the market's attempted rallies. Investors worried that problems in technology would spill into other areas, although consumer spending held up fairly well. In this environment, the market continued to favor value stocks over growth stocks.

Q. HOW DID YOU POSITION THE FUND IN RESPONSE TO THESE EVENTS?

In managing CDC Nvest Growth and Income Fund, we bias the portfolio toward value or growth as the market shifts, pursuing the best returns available at any given time. This flexibility is designed to help the fund adapt to changing trends.

We started 2001 with a strong bias toward value; the fund's average price/earnings ratio* was below that of its benchmark, the S&P 500, even though the fund's average growth rate was about the same as the index. As the year progressed, we gradually shifted to a more neutral valuation stance, emphasizing stocks offering strong growth potential as long as they seemed reasonably valued. Since many technology stocks had declined in value so much, we used this opportunity to increase the fund's emphasis on this sector. Our investments included AOL Time Warner, Lexmark, and Apple.

At the same time, we trimmed the fund's interest-rate sensitive stocks. These performed well early in the year, but we had begun to see an increased potential for higher interest rates going forward, which would be a negative for these companies. Although this sector is now underweighted relative to the S&P 500, some financial stocks remain in the portfolio.

Q. WHICH INVESTMENTS INFLUENCED PERFORMANCE THE MOST, BOTH POSITIVELY AND NEGATIVELY?

The performance of a mutual fund relative to its benchmark can be influenced by the securities it avoids as well as by what it owns. For example, during the first half of 2001, CDC Nvest Growth and Income Fund benefited because we decided to underweight Intel, which declined in value during the period on earnings disappointments. Two other technology stocks in the portfolio - Juniper Networks and Tech Data - were caught in the technology downdraft and hurt performance. However, we believe attractively valued technology stocks will rebound when the economy recovers.

Positive performers during the period included financial services, which tend to benefit when interest rates are declining, as well as energy, which profited from higher energy prices and improved refining margins.

Q. WHAT IS YOUR CURRENT OUTLOOK?

We expect the economy to recover some time late this year or early in 2002, reviving corporate earnings, but the time frame is uncertain. We would not be surprised if a rebound in the equity market takes longer than many expect, with market averages making little progress over the next year or two. Nevertheless, we believe there will be ample opportunities for capital appreciation if we remain nimble and maneuver the fund's sector weightings, shifting between value and growth stocks in a timely manner.

* A price/earnings ratio - or P/E - compares a stock's price to its earnings. A stock with a high P/E is deemed to be expensive, but sometimes investors are willing to pay a higher price for potential earnings growth.

[sidebar]
PORTFOLIO PROFILE
-------------------------------------------------------------------------------

OBJECTIVE:
Seeks long-term capital growth and income

-------------------------------------------------------------------------------

STRATEGY:
Invests primarily in common stock of large and mid-capitalization companies in any industry
-------------------------------------------------------------------------------

INCEPTION DATE:
May 6, 1931
-------------------------------------------------------------------------------

MANAGER:
Gerald H. Scriver
Westpeak Investment Advisors, L.P.
-------------------------------------------------------------------------------

SYMBOLS:
Class A                   NEFOX
Class B                   NEGBX
Class C                   NECOX
Class Y                   NEOYX
-------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE:
(JUNE 30, 2001)
Class A                  $12.81
Class B                   12.41
Class C                   12.39
Class Y                   12.93

-------------------------------------------------------------------------------
                        CDC NVEST GROWTH AND INCOME FUND
-------------------------------------------------------------------------------

INVESTMENT RESULTS THROUGH JUNE 30, 2001

PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest Growth and Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed.
To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                               GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

                          JUNE 1991 THROUGH JUNE 2001

               NET ASSET VALUE(1)       MAXIMUM SALES CHARGE(2)       S&P 500(4)

   6/30/91            10000                     9425                    10000
                      10444                     9843                    10468
                      10675                    10061                    10714
                      10490                     9887                    10538
                      10648                    10036                    10680
                      10211                     9624                    10248
                      11346                    10694                    11419
                      11269                    10621                    11207
                      11423                    10766                    11350
                      11240                    10593                    11128
                      11607                    10940                    11452
                      11617                    10949                    11514
   6/30/92            11453                    10795                    11347
                      11930                    11244                    11804
                      11648                    10978                    11566
                      11774                    11097                    11699
                      11872                    11189                    11741
                      12253                    11548                    12136
                      12400                    11687                    12295
                      12471                    11754                    12385
                      12654                    11926                    12552
                      12877                    12137                    12822
                      12591                    11867                    12508
                      12857                    12118                    12846
   6/30/93            12888                    12147                    12888
                      12826                    12089                    12828
                      13329                    12563                    13316
                      13196                    12437                    13218
                      13433                    12661                    13486
                      13237                    12476                    13359
                      13385                    12616                    13524
                      13871                    13074                    13977
                      13459                    12685                    13599
                      12897                    12156                    13008
                      13004                    12256                    13177
                      13258                    12496                    13392
   6/30/94            12961                    12216                    13061
                      13345                    12578                    13493
                      13911                    13111                    14042
                      13580                    12800                    13704
                      13795                    13002                    14018
                      13323                    12557                    13503
                      13518                    12741                    13700
                      13856                    13059                    14057
                      14313                    13490                    14602
                      14711                    13865                    15034
                      15160                    14288                    15472
                      15652                    14752                    16083
   6/30/95            16018                    15097                    16461
                      16577                    15624                    17009
                      16731                    15769                    17055
                      17466                    16461                    17769
                      17294                    16299                    17707
                      17871                    16844                    18486
                      18265                    17215                    18828
                      18837                    17754                    19476
                      18938                    17849                    19663
                      19033                    17939                    19852
                      19097                    17999                    20144
                      19389                    18274                    20663
   6/30/96            18974                    17883                    20748
                      18030                    16993                    19825
                      18463                    17402                    20245
                      19408                    18292                    21383
                      20006                    18855                    21969
                      21784                    20531                    23636
                      21408                    20177                    23173
                      22473                    21181                    24612
                      22751                    21442                    24811
                      21761                    20510                    23779
                      22905                    21588                    25199
                      24375                    22973                    26746
   6/30/97            25569                    24099                    27939
                      27181                    25618                    30157
                      26406                    24888                    28480
                      28036                    26424                    30041
                      26807                    25266                    29038
                      27963                    26355                    30382
                      28566                    26923                    30905
                      28733                    27081                    31248
                      31041                    29256                    33501
                      32790                    30905                    35216
                      32958                    31063                    35572
                      32511                    30642                    34960
   6/30/98            33870                    31922                    36379
                      33349                    31431                    35994
                      28306                    26678                    30789
                      29715                    28006                    32762
                      31862                    30030                    35426
                      33307                    31392                    37573
                      35400                    33365                    39737
                      36426                    34331                    41398
                      35550                    33506                    40111
                      36041                    33969                    41715
                      38178                    35982                    43329
                      38007                    35821                    42307
   6/30/99            39193                    36939                    44655
                      38036                    35849                    43262
                      37522                    35364                    43045
                      36001                    33931                    41866
                      37443                    35290                    44516
                      37552                    35393                    45420
                      38745                    36517                    48095
                      36723                    34612                    45680
                      35485                    33445                    44817
                      38366                    36160                    49200
                      37734                    35564                    47719
                      36571                    34469                    46741
   6/30/00            37052                    34921                    47891
                      36825                    34707                    47144
                      39297                    37037                    50071
                      37500                    35344                    47428
                      37604                    35442                    47228
                      35364                    33331                    43507
                      35911                    33846                    43720
                      35937                    33871                    45272
                      33802                    31858                    41143
                      31901                    30067                    38535
                      34505                    32521                    41529
                      34557                    32570                    41807
   6/30/01            33360                    31441                    40791

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                                   AVERAGE ANNUAL TOTAL RETURNS-- JUNE 30, 2001
-------------------------------------------------------------------------------

CLASS A (Inception 5/6/31)      6 MONTHS      1 YEAR    5 YEARS      10 YEARS
Net Asset Value(1)              -7.11%        -9.97%     11.95%       12.80%
With Maximum Sales Charge(2)    -12.44       -15.12      10.63        12.15
-------------------------------------------------------------------------------

CLASS B (Inception 9/13/93)     6 MONTHS      1 YEAR    5 YEARS  SINCE INCEPTION
Net Asset Value(1)               -7.39%      -10.58%     11.13%       11.79%
With CDSC(3)                    -12.02       -14.91      10.91        11.79
-------------------------------------------------------------------------------

CLASS C (Inception 5/1/95)      6 MONTHS      1 YEAR    5 YEARS  SINCE INCEPTION
Net Asset Value(1)               -7.40%      -10.59%     11.12%       12.84%
With Maximum Sales Charge
  and CDSC(3)                    -9.28       -12.32      10.90        12.66
-------------------------------------------------------------------------------

CLASS Y (Inception 11/18/98)    6 MONTHS      1 YEAR  SINCE INCEPTION
Net Asset Value(1)               -6.78%       -9.44%      1.09%
-------------------------------------------------------------------------------

                                                                                          SINCE        SINCE        SINCE
                                                                                          FUND'S       FUND'S       FUND'S
                                                                                          CLASS B      CLASS C      CLASS Y
COMPARATIVE PERFORMANCE                   6 MONTHS    1 YEAR     5 YEARS     10 YEARS    INCEPTION    INCEPTION    INCEPTION
S&P 500(4)                                 -6.70%   -14.83%       14.48%      15.10%       15.66%       17.02%        3.23%
Morningstar Large Cap Value Fund Avg.(5)   -0.89      7.95        12.07       13.57        13.19        14.59         5.88
Lipper Multi-Cap Core Funds Average(6)      1.36     11.37        12.76       14.23        13.73        14.80         8.23

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum
    5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00%
    sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) S&P 500 Stock Index is an unmanaged index of U.S. common stock performance. You may not invest directly in an index.

(5) Morningstar Large Cap Value Fund Average is an average performance of funds with similar investment objectives as calculated without sales charges by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93. Class
    C since-inception return is calculated from 4/30/95. Class Y since-inception return is calculated from 11/30/98.

(6) Lipper Multi-Cap Core Funds Average is the average performance of mutual funds with a similar current investment style or objective as calculated without sales charges by Lipper Inc. Class B since-inception return is calculated from
    9/30/93. Class C since-inception return is calculated from 4/30/95. Class Y since-inception return is calculated from
    11/30/98.

[sidebar]
PORTFOLIO FACTS

                                         % OF NET ASSETS AS OF
FUND COMPOSITION                           6/30/01   12/31/00
-------------------------------------------------------------------------------
COMMON STOCKS                                98.9      99.5
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS AND OTHER              1.1       0.5

                                         % OF NET ASSETS AS OF
TEN LARGEST HOLDINGS                       6/30/01   12/31/00
-------------------------------------------------------------------------------
EXXON MOBIL CORP.                             4.3       3.3
-------------------------------------------------------------------------------
PFIZER, INC.                                  3.7       3.8
-------------------------------------------------------------------------------
JOHNSON & JOHNSON, INC.                       3.4       2.3
-------------------------------------------------------------------------------
VERIZON COMMUNICATIONS, INC.                  3.3       0.6
-------------------------------------------------------------------------------
TYCO INTERNATIONAL, LTD.                      3.0        --
-------------------------------------------------------------------------------
AOL TIME WARNER, INC.                         2.9        --
-------------------------------------------------------------------------------
MERCK & CO.                                   2.7       3.4
-------------------------------------------------------------------------------
THE WALT DISNEY CO.                           2.5       0.8
-------------------------------------------------------------------------------
FLEETBOSTON FINANCIAL CORP.                   2.4       2.3
-------------------------------------------------------------------------------
GENERAL ELECTRIC CO.                          2.3       4.4

                                         % OF NET ASSETS AS OF
FIVE LARGEST INDUSTRIES                    6/30/01   12/31/00
-------------------------------------------------------------------------------
DRUGS                                         8.3      10.4
-------------------------------------------------------------------------------
BANKS                                         7.9      14.5
-------------------------------------------------------------------------------
ENERGY RESERVES                               7.8       3.8
-------------------------------------------------------------------------------
TELECOMMUNICATIONS                            6.1       3.6
-------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORE                     6.0       3.2

Portfolio holdings and asset allocations will vary.

-------------------------------------------------------------------------------
                            CDC NVEST BALANCED FUND
-------------------------------------------------------------------------------

                                         INTERVIEW WITH YOUR PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM IN THE FIRST HALF OF 2001?

For the six months ended June 30, 2001, the total return on Class A shares of CDC Nvest Balanced Fund was -6.51% at net asset value, including $0.11 per share in reinvested distributions. To provide a balanced model as a benchmark, we combine 65% of S&P 500 Stock Index and 35% of Lehman Brothers Government/Corporate Bond Index. The return on the combined index was -3.13% for the first half of 2001, while Morningstar Domestic Hybrid Fund Average returned -2.41%.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE?

Against a background of slowing economic growth, investors continued to avoid growth stocks, focusing on more conservative investments like value stocks and fixed-income securities. The decline in stock prices that began in March of 2000 continued into the first half of 2001, with technology suffering some of the sharpest declines. Many companies reported earnings shortfalls, as the long-running economic expansion stalled. Hopes for improving business conditions rose as the Federal Reserve Board cut interest rates six times during the first six months, and by the end of June 2001, most stock market indices were up from their March lows. However, most indices were down year-to-date. Meanwhile, except for some lower rated issues, bonds performed well.

Q. HOW DID THE FUND'S EQUITY PORTFOLIO PERFORM?

Growth stocks in general underperformed. The fund's emphasis on technology hurt performance, even though it featues large, established companies. Cisco Systems, EMC Corp. and Intel experienced sharp losses. Low demand for technology products and a substantial buildup in semiconductor inventories were significant negatives. However, Microsoft was up, and AOL Time Warner rose as the merger of these internet and media giants proceeded. Viacom (which now owns CBS) and other media companies were also positive. Strong sales, acquisitions, and news that it would be added to the S&P 500 Stock Index boosted shares of financial transaction processor Concord EFS.

Value stocks returned to the limelight after a long absence. Chevron rose on news of its proposed merger with Texaco, although a strike caused Suncor Energy to lag despite positive earnings. Among airlines, Southwest Air descended with cutbacks in business travel. Financial stocks that did well included brokerage giant Lehman Brothers, and First Data Corp., the largest processor of credit-card transactions in the U.S. Among the fund's healthcare holdings, Baxter International, a maker of medical and surgical equipment, did well, while Pfizer and Pharmacia slumped as the near-term outlook for drug-company profits weakened.

Q. HOW DID THE BOND MARKETS AFFECT PERFORMANCE?

Bonds had a strong first half. Among corporate issues, our timely sale of Motorola bonds aided performance. The higher yielding bonds in the portfolio did well overall, although prices weakened in June. Holdings include: AES Corporation, a private utility; Lyondell Chemical, a manufacturer of basic chemicals and polymers; and Global Crossing, whose fiber-optic communications network serves companies worldwide. When Treasury securities began to look overvalued, we shortened the portfolio's duration - a measure of a bond's sensitivity to interest rates. Any weakness in Treasuries could also be a negative for other sectors. Meanwhile, we increased holdings in securities of the Federal National Mortgage Association (FNMA) as mortgage-backed issues were trading at attractive valuations.

Q. WHAT IS YOUR CURRENT OUTLOOK?

The Fed's rate cuts were geared to stimulate growth by lowering the cost of borrowing. However, typically it takes six to nine months for lower rates to be felt in the economy. In the meantime, this summer's tax rebate checks may have a positive impact on consumer spending, a key component of our economy.

[SIDEBAR]
PORTFOLIO PROFILE

OBJECTIVE:
Seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income
-------------------------------------------------------------------------------

STRATEGY:
Invests principally in common stocks of quality, large- to mid-capitalization companies in any industry and investment-grade bonds
-------------------------------------------------------------------------------

INCEPTION DATE:
November 27, 1968
-------------------------------------------------------------------------------

MANAGERS:
Nicholas E. Moore
Guy Elliffe
Eric Hull
Jurika & Voyles, L.P.
Mark Baribeau
Pamela Czekanski
Richard Skaggs
John Hyll
Kurt Wagner
Loomis, Sayles & Company, L.P.
-------------------------------------------------------------------------------

SYMBOLS:
Class A            NEFBX
Class B            NEBBX
Class C            NEBCX
Class Y            NEBYX
-------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE:
(JUNE 30, 2001)
Class A            $9.89
Class B             9.90
Class C             9.85
Class Y             9.80

-------------------------------------------------------------------------------
                            CDC NVEST BALANCED FUND
-------------------------------------------------------------------------------

[sidebar]
PORTFOLIO FACTS

INVESTMENT RESULTS THROUGH JUNE 30, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Balanced Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.


                               GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

                          JUNE 1991 THROUGH JUNE 2001

                                                               S&P 500/
                                                          Lehman Brothers Govt./
          Net Asset Value(1)   Maximum Sales Charge(2)        Corp. Blend

 6/30/91          10000             9425                        10000
                  10322             9728                        10348
                  10515             9910                        10590
                  10376             9779                        10554
                  10506             9901                        10679
                  10105             9524                        10436
                  11052            10416                        11334
                  11270            10622                        11139
                  11531            10868                        11252
                  11399            10744                        11087
                  11640            10971                        11320
                  11739            11064                        11437
 6/30/92          11554            10889                        11388
                  11918            11233                        11788
                  11631            10962                        11670
                  11863            11181                        11813
                  11830            11150                        11777
                  12263            11558                        12031
                  12592            11868                        12206
                  12851            12112                        12357
                  12942            12197                        12556
                  13156            12400                        12746
                  12997            12250                        12577
                  13258            12496                        12796
 6/30/93          13384            12614                        12925
                  13407            12636                        12915
                  13863            13066                        13338
                  13898            13099                        13291
                  14024            13218                        13485
                  13967            13164                        13349
                  14378            13551                        13477
                  14923            14065                        13841
                  14543            13707                        13492
                  13925            13124                        12995
                  14008            13203                        13067
                  14056            13248                        13197
 6/30/94          13873            13075                        12975
                  14245            13426                        13345
                  14617            13776                        13700
                  14269            13448                        13413
                  14256            13437                        13607
                  13822            13027                        13274
                  13993            13189                        13431
                  14167            13353                        13748
                  14614            13774                        14206
                  14969            14108                        14513
                  15369            14486                        14858
                  15920            15005                        15457
 6/30/95          16264            15329                        15737
                  16554            15602                        16056
                  16642            15685                        16156
                  16979            16003                        16654
                  16913            15941                        16701
                  17442            16439                        17276
                  17675            16659                        17572
                  18052            17014                        18003
                  18133            17090                        17982
                  18139            17096                        18041
                  18194            17147                        18170
                  18370            17314                        18464
 6/30/96          18418            17359                        18600
                  18050            17012                        18077
                  18377            17321                        18311
                  19134            18034                        19094
                  19701            18568                        19589
                  20833            19635                        20682
                  20701            19510                        20338
                  21057            19846                        21168
                  21206            19986                        21295
                  20566            19384                        20630
                  20955            19750                        21536
                  21791            20538                        22466
 6/30/97          22651            21349                        23211
                  24047            22665                        24658
                  23342            22000                        23670
                  24085            22700                        24643
                  23639            22280                        24246
                  24019            22637                        25021
                  24331            22932                        25393
                  24467            23060                        25701
                  25406            23945                        26888
                  26065            24566                        27812
                  26082            24583                        28043
                  25739            24259                        27835
 6/30/98          25816            24332                        28668
                  25247            23795                        28479
                  23003            21681                        25997
                  24154            22765                        27340
                  25204            23755                        28717
                  25793            24310                        29908
                  26321            24807                        31053
                  26165            24660                        31974
                  25464            24000                        31061
                  25937            24446                        31923
                  27190            25627                        32754
                  26955            25405                        32134
 6/30/99          27283            25715                        33258
                  26555            25028                        32551
                  25787            24305                        32436
                  24959            23523                        31961
                  25497            24031                        33305
                  25357            23899                        33737
                  25333            23876                        34957
                  24596            23182                        33812
                  23383            22038                        33545
                  24248            22854                        35847
                  23549            22195                        35084
                  23156            21825                        34605
 6/30/00          23711            22348                        35406
                  23733            22368                        35178
                  25170            23723                        36772
                  24641            23224                        35558
                  24354            22954                        35540
                  23075            21748                        33932
                  23708            22345                        34274
                  23885            22512                        35267
                  22955            21635                        33303
                  21957            20694                        31984
                  22647            21345                        33516
                  22580            21282                        33730
 6/30/01          22163            20889                        33254

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.


                                   AVERAGE ANNUAL TOTAL RETURNS-- JUNE 30, 2001
-------------------------------------------------------------------------------

CLASS A (Inception 11/27/68)   6 MONTHS      1 YEAR    5 YEARS       10 YEARS
Net Asset Value(1)              -6.51%       -6.53%     3.77%          8.28%
With Maximum Sales Charge(2)   -11.87       -11.90      2.55           7.64
-------------------------------------------------------------------------------

CLASS B (Inception 9/13/93)    6 MONTHS      1 YEAR    5 YEARS   SINCE INCEPTION
Net Asset Value(1)              -6.80%       -7.19%     3.00%          5.39%
With CDSC(3)                   -11.44       -11.81      2.74           5.39
-------------------------------------------------------------------------------

CLASS C (Inception 12/30/94)   6 MONTHS      1 YEAR    5 YEARS   SINCE INCEPTION
Net Asset Value(1)              -6.83%       -7.23%     2.97%          6.49%
With Maximum Sales Charge
  and CDSC(3)                   -8.71        -9.09      2.76           6.33
-------------------------------------------------------------------------------

Class Y (Inception 3/8/94)     6 MONTHS      1 YEAR    5 YEARS   SINCE INCEPTION
Net Asset Value(1)              -6.27%       -6.04%     4.24%          6.50%
-------------------------------------------------------------------------------

                                                                                          SINCE        SINCE        SINCE
                                                                                          FUND'S       FUND'S       FUND'S
                                                                                          CLASS B      CLASS C      CLASS Y
COMPARATIVE PERFORMANCE                   6 MONTHS    1 YEAR     5 YEARS     10 YEARS    INCEPTION    INCEPTION    INCEPTION
S&P/Lehman Gov't./Corp. Blend(4)            -3.13%     -5.74%     12.00%      12.59%       12.39%       14.76%        13.65%
Morningstar Domestic Hybrid Fund Avg.(5)    -2.41      -1.84       9.21       10.61         9.49        11.56         10.40
Lipper Balanced Funds Average(6)            -2.54      -2.27       9.81       10.80        10.25        12.33         11.21

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum
    5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00%
    sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) S&P 500/Lehman Brothers Gov't./Corp. Blend is an unmanaged index made up of 65% S&P 500 and 35% of the Lehman Brothers
    Government/Corporate Bond Index. You may not invest directly in an index. Class B since-inception return is calculated from 9/30/93. Class Y since-inception return is calculated from 3/31/94.

(5) Morningstar Domestic Hybrid Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93.
    Class Y since-inception return is calculated from 3/31/94.

(6) Lipper Balanced Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class B since-inception return is calculated from 9/30/93. Class Y since-inception return is calculated from 3/31/94.

[sidebar]
PORTFOLIO FACTS

                                         % OF NET ASSETS AS OF
FUND COMPOSITION                           6/30/01   12/31/00
-------------------------------------------------------------------------------
COMMON STOCKS                                64.6      61.6
-------------------------------------------------------------------------------
BONDS AND NOTES                              30.8      37.2
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS AND OTHER              4.6       1.2

                                         % OF NET ASSETS AS OF
TEN LARGEST HOLDINGS                       6/30/01   12/31/00
-------------------------------------------------------------------------------
FNMA, 7.50%, 12/01/99                         4.0        --
-------------------------------------------------------------------------------
BAXTER INTERNATIONAL, INC.                    2.4       0.5
-------------------------------------------------------------------------------
NORTHWEST AIRLINES CORP. 8.38%, 3/15/04       2.1       1.7
-------------------------------------------------------------------------------
FHLMC, 6.88%, 1/15/05                         2.1        --
-------------------------------------------------------------------------------
FNMA, 7.13%, 2/15/05                          2.0        --
-------------------------------------------------------------------------------
LAQUINTA INNS, INC., 7.40%, 9/15/05           2.0       1.3
-------------------------------------------------------------------------------
MCGRAW-HILL CO., INC.                         1.8       0.6
-------------------------------------------------------------------------------
AMERCO, 7.85%, 5/15/03                        1.7       1.4
-------------------------------------------------------------------------------
MICROSOFT CORP.                               1.6        --
-------------------------------------------------------------------------------
FREDDIE MAC                                   1.6        --

                                         % OF NET ASSETS AS OF
FIVE LARGEST INDUSTRIES                    6/30/01   12/31/00
-------------------------------------------------------------------------------
DRUGS & HEALTHCARE                           10.3       5.1
-------------------------------------------------------------------------------
MORTGAGES                                     8.5       8.2
-------------------------------------------------------------------------------
COMPUTERS & BUSINESS EQUIPMENT                8.2       0.9
-------------------------------------------------------------------------------
COMMUNICATION SERVICES                        7.4        --
-------------------------------------------------------------------------------
SOFTWARE                                      6.3       0.8
-------------------------------------------------------------------------------

Portfolio holdings and asset allocations will vary.

-------------------------------------------------------------------------------
                         CDC NVEST LARGE CAP VALUE FUND
-------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2001?

For the six months ending June 30, 2001, the total return on CDC Nvest Large Cap Value Fund's Class A shares was -0.24% based on net asset value, including $0.01 per share in reinvested distributions. For the same period, the fund's benchmark
- Russell 1000 Value Index - returned -1.26%, and Morningstar Large Cap Value Fund Average returned -0.89%.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE?

We are still in a volatile period that began early last year, when technology stocks led a steep decline. We believe these declines were proof that many growth stocks had reached unsustainably high valuations. Recently, however, as growth stocks faltered, value stocks became more popular. The Federal Reserve Board's series of interest rate cuts benefited financial companies, which are among the first to respond to changes in interest rates, as well as other companies whose earnings tend to reflect the ups and downs of the economy.

Q. GIVEN THAT MARKET ENVIRONMENT, WHAT STRATEGIES DID YOU PURSUE?

In keeping with our bottom-up process, we look first for those stocks that appear to be most attractively valued. Only then do we consider sector weightings. The fund's sector allocation has remained relatively stable so far this year, and individual stock selection has become much more important. We continued to emphasize financial stocks, as this sector is undergoing a wave of consolidations and increased globalization. For CDC Nvest Large Cap Value Fund, we favor industry leaders like Citigroup and Merrill Lynch, which are positioned to take advantage of these trends. We sold Bank of New York when its price exceeded our target valuation, but added Mellon Bank. American International Group, a high-quality insurance company that was already in the portfolio, recently bought American General - reflecting consolidation trends within the industry.

The fund has a smaller position in utilities and consumer cyclicals than its benchmark, but it has a higher weighting in healthcare because we believe it's a resilient sector. HCA, formerly Hospital Corporation of America, is a good example of the companies we like; management has trimmed expenses by streamlining operations, and Medicare has increased its reimbursements as a result of several lawsuits.

Q. WHICH OTHER INVESTMENTS PARTICULARLY HELPED OR HINDERED PERFORMANCE?

The fund benefited when shares of mortgage insurer Radian Guaranty moved up on surprisingly strong earnings. Radian's stock had suffered when the economy began to slow, but management was able to generate profits even in a sluggish environment. Dell Computer and Applied Materials rebounded from overly depressed valuations. And shares of retailer Family Dollar Stores rose as investors bought retail stocks in anticipation of an eventual economic recovery.

Among the period's disappointments, Honeywell's stock fell when its proposed acquisition by GE was held up by the European Commission, but the stock price is now so depressed that we feel justified in holding it. Shares of Kimberly Clark
- makers of Kleenex, Scott and other brands - also fell on low sales volume. Finally, shares of Interpublic Group, a worldwide advertising and media agency, fell as slow growth hurt its earnings.

Q. WHAT IS YOUR CURRENT OUTLOOK?

We believe the building blocks for better economic times are falling into place. A goal of the Fed's rate cuts this year has been to keep consumers from retrenching, since consumer spending accounts for about two-thirds of the nation's economy. Although consumer confidence levels are down from a year ago, they recently reached a six-month high. If economic output revives next year, we believe stock prices will follow, despite interim volatility.


[sidebar]
PORTFOLIO PROFILE
-------------------------------------------------------------------------------

OBJECTIVE:
Seeks total return from capital growth and dividend income
-------------------------------------------------------------------------------

STRATEGY:
Invests primarily in under-valued common stocks of mid- to
large-capitalization companies
-------------------------------------------------------------------------------

INCEPTION DATE:
November 28, 1995
-------------------------------------------------------------------------------

MANAGER:
Margaret M. Buescher
Vaughan, Nelson, Scarborough & McCullough, L.P.
-------------------------------------------------------------------------------

SYMBOLS:
Class A             NEEIX
Class B             NEBIX
Class C             NECEX
-------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE:
(JUNE 30, 2001)
Class A            $18.43
Class B             18.34
Class C             18.35

-------------------------------------------------------------------------------
                         CDC NVEST LARGE CAP VALUE FUND
-------------------------------------------------------------------------------

                                       INVESTMENT RESULTS THROUGH JUNE 30, 2001
-------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Large Cap Value Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                               GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

                  NOVEMBER 1995 (INCEPTION) THROUGH JUNE 2001

                                          MAXIMUM                RUSSELL 1000
              NET ASSET VALUE(1)       SALES CHARGE(2)          VALUE INDEX(4)
  11/28/95        10000                     9425                    10000
                  10032                     9455                    10009
                  10321                     9727                    10260
                  10553                     9947                    10580
                  10698                    10083                    10661
                  10875                    10249                    10842
                  11123                    10484                    10883
                  11460                    10801                    11019
   6/30/96        11356                    10703                    11028
                  11067                    10431                    10611
                  11284                    10635                    10915
                  11701                    11028                    11349
                  12343                    11633                    11788
                  13106                    12352                    12643
                  13067                    12316                    12481
                  13464                    12690                    13086
                  13714                    12926                    13279
                  13093                    12340                    12801
                  13542                    12763                    13338
                  14206                    13389                    14084
   6/30/97        14628                    13787                    14688
                  15603                    14706                    15793
                  15154                    14283                    15231
                  15708                    14805                    16150
                  14948                    14089                    15700
                  15582                    14686                    16394
                  16026                    15104                    16873
                  15825                    14915                    16633
                  17083                    16100                    17752
                  17847                    16821                    18839
                  17810                    16786                    18965
                  17198                    16209                    18684
   6/30/98        17001                    16023                    18923
                  16267                    15332                    18590
                  13964                    13161                    15824
                  14768                    13919                    16732
                  15887                    14973                    18029
                  16386                    15444                    18869
                  16453                    15507                    19511
                  15818                    14909                    19667
                  15491                    14601                    19390
                  15400                    14514                    19791
                  16796                    15830                    21640
                  16730                    15768                    21402
   6/30/99        17364                    16365                    22022
                  16960                    15985                    21377
                  16321                    15383                    20584
                  15602                    14705                    19863
                  16401                    15458                    21008
                  16138                    15210                    20844
                  16133                    15206                    20944
                  15532                    14638                    20261
                  14328                    13504                    18756
                  15778                    14870                    21044
                  15825                    14915                    20800
                  16041                    15119                    21018
   6/30/00        15736                    14831                    20058
                  16048                    15125                    20308
                  17091                    16108                    21437
                  17056                    16075                    21635
                  17615                    16602                    22167
                  16885                    15914                    21344
                  17587                    16576                    22414
                  17692                    16674                    22499
                  17083                    16101                    21873
                  16788                    15823                    21101
                  17473                    16468                    22135
                  17948                    16916                    22633
   6/30/01        17544                    16535                    22131

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                                  AVERAGE ANNUAL TOTAL RETURNS -- JUNE 30, 2001
-------------------------------------------------------------------------------

                                                                       SINCE
CLASS A (Inception 11/28/95)    6 MONTHS(7)  1 YEAR(7)  5 YEARS(7)  INCEPTION(7)
Net Asset Value(1)               -0.24%       11.49%      9.09%       10.58%
With Maximum Sales Charge(2)     -5.99         5.06       7.81         9.42
-------------------------------------------------------------------------------

                                                          SINCE
CLASS B (Inception 9/15/97)     6 MONTHS(7)  1 YEAR(7)  INCEPTION(7)
Net Asset Value(1)               -0.57%       10.72%      2.72%
With CDSC(3)                     -5.54         5.72       1.98
-------------------------------------------------------------------------------

                                                          SINCE
CLASS C (Inception 9/15/97)     6 MONTHS(7)  1 YEAR(7)  INCEPTION(7)
Net Asset Value(1)               -0.62%       10.71%      2.73%
With CDSC(3)                     -2.62         8.60       2.47
-------------------------------------------------------------------------------

                                         SINCE    SINCE
                                         FUND'S  FUND'S
                                        CLASS A CLASS B AND C


  COMPARATIVE PERFORMANCE 6 MONTHS 1 YEAR 5 YEARS INCEPTION       INCEPTION

                                                                             SINCE             SINCE
                                                                             FUND'S            FUND'S
                                                                             CLASS A        CLASS B AND C
COMPARATIVE PERFORMANCE                   6 MONTHS    1 YEAR     5 YEARS    INCEPTION         INCEPTION
Russell 1000 Value(4)                       -1.26%     10.33%     14.95%      15.27%           8.76%
Morningstar Large Cap Value Fund Avg.(5)    -0.89       7.95      12.07       13.03            6.79
Lipper Large Cap Value Funds Average(6)     -2.79       3.88      11.90       12.85            6.28

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of
    5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class
    C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Russell 1000 Value Index is an unmanaged index of the largest 1000 U.S. companies within the Russell
    3000, selected for their value orientation. You may not invest directly in an index. Class B and Class
    C share since-inception return is calculated from 9/30/97.

(5) Morningstar Large Cap Value Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class A share since-inception is calculated from 11/30/95. Class B and C share since-inception performance is calcualted from 9/30/97.

(6) Lipper Large Cap Value Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper, Inc. Class A share since-inception return is calculated from 11/30/95. Class B and C share since- inception performance is calculated from 9/30/97.

(7) Fund performance has been increased by voluntary expense waivers, without which performance would have been lower.

[sidebar]
PORTFOLIO FACTS
-------------------------------------------------------------------------------
                                         % OF NET ASSETS AS OF
FUND COMPOSITION                           6/30/01   12/31/00
-------------------------------------------------------------------------------
COMMON STOCKS                                99.4      93.9
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS AND OTHER              0.6       6.1

                                         % OF NET ASSETS AS OF
TEN LARGEST HOLDINGS                       6/30/01   12/31/00
-------------------------------------------------------------------------------
CITIGROUP, INC.                               4.5       3.9
-------------------------------------------------------------------------------
J.P. MORGAN & CO., INC.                       4.4       2.9
-------------------------------------------------------------------------------
ACE, LTD.                                     4.1       0.1
-------------------------------------------------------------------------------
AMERICAN GENERAL CORP.                        4.0       4.1
-------------------------------------------------------------------------------
FANNIE MAE                                    3.8       3.0
-------------------------------------------------------------------------------
EXXON MOBIL CORP.                             3.7       3.2
-------------------------------------------------------------------------------
HCA INC.                                      3.4        --
-------------------------------------------------------------------------------
MERRILL LYNCH & CO., INC.                     3.4       2.5
-------------------------------------------------------------------------------
DUKE POWER CO.                                3.2       4.1
-------------------------------------------------------------------------------
AMERICAN INTERNATIONAL GROUP, INC.            3.2       4.3

                                         % OF NET ASSETS AS OF
FIVE LARGEST INDUSTRIES                    6/30/01   12/31/00
-------------------------------------------------------------------------------
FINANCIAL SERVICES                           17.0      12.4
-------------------------------------------------------------------------------
INSURANCE                                    15.4      12.1
-------------------------------------------------------------------------------
HEALTH CARE - DRUGS                           8.4      10.3
-------------------------------------------------------------------------------
COMMUNICATION SERVICES                        6.2       6.0
-------------------------------------------------------------------------------
FOOD & BEVERAGES                              5.5       5.7

Portfolio holdings and asset allocations will vary.

-------------------------------------------------------------------------------
                         CDC NVEST MID CAP GROWTH FUND
-------------------------------------------------------------------------------

                                         INTERVIEW WITH YOUR PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

Since inception on March 15, 2001, the total return on Class A shares of CDC Nvest Mid Cap Growth Fund was 4.30% based on net asset value. The fund's benchmark, the Russell Midcap Growth Index returned 10.00% for the same period.

Q. WHAT IS THE FUND'S INVESTMENT STRATEGY?

The fund seeks long-term growth of capital by investing in leading mid-cap companies in high-growth industries. The fund defines mid-cap companies as those with market capitalizations between $1 billion and $10 billion at the time of purchase. Target companies are those with distinctive products, technologies or services; dynamic sales growth; prospects for high levels of profitability; and solid management. The portfolio will generally invest in 60 to 75 companies.

Q. DID THE VOLATILE INVESTMENT ENVIRONMENT AFFECT YOUR STRATEGY?

In some ways it made our job more difficult, but it's also been an advantage. Some sectors that had been experiencing very rapid growth, such as telecommunications equipment and services, collapsed as investors could not agree on what their growth rates are likely to be. We looked for fundamentally sound companies whose growth has slowed as a result of broad economic conditions, avoiding businesses that underperformed for company-specific reasons, such as product transitions or weak management. The positive side of the downturn has been that stocks of some high-growth companies, particularly in the technology area, have declined so much that their current valuations do not appear to adequately reflect their long-term potential. This gives us bargain-hunting opportunities.

Faced with a volatile market, we plan to remain true to our mandate: to stay essentially fully invested in growth-oriented stocks, and not move into defensive issues or raise the fund's cash position. At June 30, 2001, the fund had only been in existence for three and one half months, and had a relatively large cash position pending investment.

Q. WHERE DID YOU FIND OPPORTUNITIES?

In the technology sector, we sought undervalued stocks of companies active in networking, storage and software. The performance of these stocks was mixed. Storage companies, such as Qlogic and Brocade, bucked the negative trend in the technology sector, while other issues succumbed. We also invested in some healthcare stocks, including biotechnology, where we selected companies like Idec Pharmaceuticals, which reported strong product sales, and Gilead Sciences, which had favorable clinical results.

Early in the period, the energy sector seemed attractive, but later we pulled back. Energy companies, including independent power producers, were among the weakest performers. Declining profit margins for power companies and the California energy crisis hurt the stock of Calpine, an innovative power producer, and weakening oil and gas prices eroded earnings in oil-services stocks, like B.J. Services.

Q. WHAT IS YOUR CURRENT OUTLOOK?

Long-term, we believe the mid-cap growth area of the market offers substantial opportunities. Mid-cap stocks tend to be overlooked by investors who either focus on large, well-established companies for conservative growth, or on smaller, aggressive companies. This can work to our advantage. We believe we've identified a number of attractively priced, mid-cap companies with the potential for rapid earnings growth. Because the economy remains in the doldrums, however, these companies have yet to exhibit strong performance. Once the stock market begins to anticipate an economic recovery, we believe CDC Nvest Mid Cap Growth Fund should be well positioned to seek long-term capital growth.

[sidebar]
PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term capital growth
-------------------------------------------------------------------------------

STRATEGY:
Invests primarily in equity securities of companies with mid-size market capitalizations
-------------------------------------------------------------------------------

INCEPTION DATE:
March 15, 2001
-------------------------------------------------------------------------------

MANAGERS:
Christopher R. Ely
David L. Smith
Philip C. Fine
Loomis, Sayles & Company, L.P.
-------------------------------------------------------------------------------

SYMBOLS:
Class A             NRMAX+
Class B             NRMBX+
Class C             NRMCX+
-------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE:
(JUNE 30, 2001)
Class A            $10.43
Class B             10.41
Class C             10.41

+ Pending NASDAQ approval.

-------------------------------------------------------------------------------
                         CDC NVEST MID CAP GROWTH FUND
-------------------------------------------------------------------------------

INVESTMENT RESULTS THROUGH JUNE 30, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Mid Cap Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                               GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

                    MARCH 2001 (INCEPTION) THROUGH JUNE 2001

                                                               RUSSELL 1000
         NET ASSET VALUE(1)    MAXIMUM SALES CHARGE(2)    MIDCAP GROWTH INDEX(4)
3/15/01       10000                    9425                     10000
3/31/01        9850                    9284                      9468
4/30/01       11200                   10556                     11046
5/31/01       10790                   10170                     10994
6/30/01       10430                    9830                     11000

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                                                  TOTAL RETURNS -- JUNE 30, 2001
-------------------------------------------------------------------------------

CLASS A (Inception 3/15/01)               SINCE INCEPTION(5)
Net Asset Value(1)                             4.30%
With Maximum Sales Charge(2)                  -1.70
------------------------------------------------------------------------------

CLASS B (Inception 3/15/01)               SINCE INCEPTION(5)
Net Asset Value(1)                             4.10%
With CDSC(3)                                  -0.90
------------------------------------------------------------------------------

CLASS C (Inception 3/15/01)                SINCE INCEPTION(5)
Net Asset Value(1)                             4.10%
With CDSC(3)                                   2.08
------------------------------------------------------------------------------

                                               SINCE
                                               FUND'S
                                           CLASS A, B AND C
COMPARATIVE PERFORMANCE                       INCEPTION
Russell Midcap Growth Index(4)                10.00%

NOTES TO CHARTS

These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Russell 1000 Midcap Growth Index is an unmanaged index of medium-capitalization, growth-oriented stocks of U.S. corporations. You may not invest directly in an index.

(5) Fund performance has been increased by voluntary expense waivers, without which performance would have been lower.

[sidebar]
PORTFOLIO FACTS

                                      % OF NET ASSETS AS OF

FUND COMPOSITION                            6/30/01
-------------------------------------------------------------------------------
COMMON STOCKS                                90.0
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS AND OTHER             10.0

                                      % OF NET ASSETS AS OF
TEN LARGEST HOLDINGS                        6/30/01
-------------------------------------------------------------------------------
QLOGIC CORP.                                  2.5
-------------------------------------------------------------------------------
MACROVISION CORP.                             2.3
-------------------------------------------------------------------------------
EMULEX CORP.                                  2.0
-------------------------------------------------------------------------------
KLA - TENCOR CORP.                            2.0
-------------------------------------------------------------------------------
QUEST SOFTWARE, INC.                          1.9
-------------------------------------------------------------------------------
COX RADIO INC.                                1.9
-------------------------------------------------------------------------------
INTERSIL HOLDING CORP.                        1.9
-------------------------------------------------------------------------------
VERISIGN, INC.                                1.9
-------------------------------------------------------------------------------
LABORATORY CORP.                              1.8
-------------------------------------------------------------------------------
FOUNDRY NETWORKS, INC.                        1.8
-------------------------------------------------------------------------------

                                      % OF NET ASSETS AS OF
FIVE LARGEST INDUSTRIES                     6/30/01
-------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS                 17.6
-------------------------------------------------------------------------------
DRUGS & HEALTHCARE                           16.0
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT                         10.0
-------------------------------------------------------------------------------
SOFTWARE                                      9.1
-------------------------------------------------------------------------------
TELECOMMUNICATIONS - EQUIPMENT                9.1
-------------------------------------------------------------------------------

Portfolio holdings and asset allocations will vary.

-------------------------------------------------------------------------------
                             CDC NVEST SELECT FUND
-------------------------------------------------------------------------------

                                          INTERVIEW WITH YOUR PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

Q. HOW HAS THE FUND PERFORMED SO FAR?

From its March 15, 2001 inception through June 30, the total return on Class A shares of CDC Nvest Select Fund at net asset value was 9.90%. For the same period, the fund's benchmark, the Standard & Poor's 500 Index, returned 4.68%.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE?

The stock market has been trying to sustain a rally after last year's volatile slide, but disappointing earnings forecasts and widespread layoffs were clear signs of a slowing economy. The Federal Reserve Board's aggressive program of cutting interest rates during the first half of 2001 was geared to revive the economy, and we view this as a long-term positive. We also welcome the market's return to traditional ways of valuing stocks - examining a company's intrinsic worth based on performance rather than on earnings expectations.

Q. PLEASE DESCRIBE YOUR INVESTMENT STYLE.

We believe in building a concentrated portfolio of mid- and large-cap stocks - typically around 20. By limiting the number of stocks we own, only our favorites will be in the portfolio. We are also bottom-up investors, which means we start with an analysis of individual companies, looking for stocks that appear to be undervalued, rather than targeting sectors. When we select a stock, we ask the same questions a buyer of the whole business might ask: What is the company's long-term profit potential? How effective are its managers? Do they have significant ownership stakes themselves?

Q. WHAT STRATEGIES HAVE YOU USED TO CONSTRUCT THE FUND'S PORTFOLIO?

In the first few months of operation, we selected 20 stocks that we liked the most. Because we don't predetermine sector weightings, CDC Nvest Select Fund's large position in the financial sector indicates that we are finding good value there. Washington Mutual, the nation's largest savings and loan company, has outstanding management and generates substantial free cash flow - one of the key factors in our valuation process. In this case, management has used cash to buy back stock when it is low, and to make strategic acquisitions when the stock's price is high.

We also hold two well-known telecommunications companies whose stock prices appear to understate the sum of their parts. Although AT&T's share of the long-distance market has shrunk, that business continues to produce large cash flows, and the company is growing its broadband business. Sprint has been using cash to buy telephone assets and has a fast-growing data communications business. Sprint also offers e-commerce services to businesses over its own internet backbone.

We began buying shares of J.C. Penney when they were trading well below book value (the company's assets minus its liabilities). The company has new management with a strong track record in revitalizing faltering retail chains and Penney seems poised to stage a turnaround - one of our key stock-selection criteria.

Q. WHAT IS YOUR CURRENT OUTLOOK?

Although value investing has staged a solid comeback since the middle of last year, we are still finding many stocks that we believe to be undervalued. A good sign that there is value in the marketplace is that companies are buying other companies - or parts of them - within their own industry. These transactions often lead to cost-cutting and other synergies that eventually are reflected in the bottom line. We believe lower interest rates will work their way through the economy in due course, reviving corporate profits. In the meantime, we view the current economic slowdown and resulting lower stock prices as an opportunity to invest in companies with attractive long-term potential at discount prices.

[sidebar]
PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term capital appreciation
-------------------------------------------------------------------------------

STRATEGY:
Invests primarily in common stocks of U.S. companies
-------------------------------------------------------------------------------

INCEPTION DATE:
March 15, 2001
-------------------------------------------------------------------------------

MANAGERS:
William C. Nygren
Floyd J. Bellman
Harris Associates, L.P.
-------------------------------------------------------------------------------

SYMBOLS:
Class A             NRSAX+
Class B             NRSBX+
Class C             NRSCX+
-------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE:
(JUNE 30, 2001)
Class A            $10.99
Class B             10.97
Class C             10.97

+ Pending NASDAQ approval.

                                       INVESTMENT RESULTS THROUGH JUNE 30, 2001
-------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Select Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                               GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

                    MARCH 2001 (INCEPTION) THROUGH JUNE 2001

             NET ASSET VALUE(1)      MAXIMUM SALES CHARGE(2)        S&P 500(4)
3/15/01            10000                     9425                    10000
3/31/01            10090                     9510                     9890
4/30/01            10420                     9821                    10658
5/31/01            10690                    10075                    10729
6/30/01            10990                    10358                    10468

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                                                 TOTAL RETURNS -- JUNE 30, 2001
-------------------------------------------------------------------------------
CLASS A (Inception 3/15/01)                SINCE INCEPTION(5)
Net Asset Value(1)                               9.90%
With Maximum Sales Charge(2)                     3.58
------------------------------------------------------------------------------

CLASS B (Inception 3/15/01)                SINCE INCEPTION(5)
Net Asset Value(1)                               9.70%
With CDSC(3)                                     4.70
------------------------------------------------------------------------------

CLASS C (Inception 3/15/01)                SINCE INCEPTION(5)
Net Asset Value(1)                               9.70%
With CDSC(3)                                     7.62
------------------------------------------------------------------------------

                                                SINCE
                                                FUND'S
                                           CLASS A, B AND C
COMPARATIVE PERFORMANCE                        INCEPTION
S&P 500(4)                                       4.68%

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) S&P 500 Stock Index is an unmanaged index of U.S. common stock performance. You may not invest directly in an index.

(5) Fund performance has been increased by voluntary expense waivers, without which performance would have been lower.

[sidebar]
PORTFOLIO FACTS

                                      % OF NET ASSETS AS OF
FUND COMPOSITION                             6/30/01
-------------------------------------------------------------------------------
COMMON STOCKS                                 92.4
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS AND OTHER               7.6

                                      % OF NET ASSETS AS OF
TEN LARGEST HOLDINGS                         6/30/01
-------------------------------------------------------------------------------
WASHINGTON MUTUAL                             14.4
-------------------------------------------------------------------------------
KNIGHT-RIDDER, INC.                            4.7
-------------------------------------------------------------------------------
AT&T CORP.                                     4.6
-------------------------------------------------------------------------------
BURLINGTON RESOURCES, INC.                     4.5
-------------------------------------------------------------------------------
FORD MOTOR CO.                                 4.5
-------------------------------------------------------------------------------
ELECTRONIC DATA SYSTEMS CORP.                  4.4
-------------------------------------------------------------------------------
Black & DECKER CORP.                           4.4
-------------------------------------------------------------------------------
THE KROGER CO.                                 4.4
-------------------------------------------------------------------------------
NOVELL, INC.                                   4.4
-------------------------------------------------------------------------------
TXU CORP.                                      4.4

                                      % OF NET ASSETS AS OF
FIVE LARGEST INDUSTRIES                     6/30/01
-------------------------------------------------------------------------------
FINANCIAL SERVICES                            18.7
-------------------------------------------------------------------------------
COMPUTER SOFTWARE & Services                   8.8
-------------------------------------------------------------------------------
Telecommunications                             8.6
-------------------------------------------------------------------------------
Energy                                         7.9
-------------------------------------------------------------------------------
Repurchase Agreement                           7.6
-------------------------------------------------------------------------------

Portfolio holdings and asset allocations will vary.

-------------------------------------------------------------------------------
                            CDC NVEST BULLSEYE FUND
-------------------------------------------------------------------------------

                                          INTERVIEW WITH YOUR PORTFOLIO MANAGER
-------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2001?

For the six months ended June 30, 2001, the total return on Class A shares of CDC Nvest Bullseye Fund was -1.24% based on net asset value, including $0.05 per share in reinvested dividends. The fund's benchmark, Standard & Poor's 500, returned -6.70% for the same period, while Morningstar Midcap Blend Fund Average returned -1.30%.

Our selection process is to seek attractively priced stocks of 15 to 25 companies of any size that we believe have the best prospects for capital appreciation. This aggressive approach is likely to make the fund more volatile, both on the upside and downside.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE PERIOD?

Two forces competed: A spate of disappointing earnings announcements by some leading companies had a negative impact, while the Federal Reserve Board's aggressive series of interest-rate cuts was geared to increase the money supply and encourage business investment. The spending boom in telecommunications stalled, leaving many companies with excess inventories, while a slower economy contributed to reduced corporate spending. Both the finance and energy sectors fell in and out of favor as the market tried to regain its footing, and returns for most stock market indices were negative during the period. Certain segments of the technology sector - such as semiconductor capital equipment - started to attract attention during the second quarter because new equipment orders had declined so much that investors began to anticipate a rebound.

Q. WHAT STRATEGIES DID YOU PURSUE?

We continued to seek reasonably priced stocks of companies we believed had the best potential for earnings growth once the economy rebounds. Two of our longer-term holdings looked particularly attractive: AMR Corp., the parent company of American Airlines, and Southwest Airlines. Fundamentals in the airline industry were under cyclical pressure, but we believe declining energy prices will improve these companies' cash flows. We also maintained the fund's position in Cox Communications and initiated one in Comcast - com- panies with excellent revenue potential because of their near-monopoly status. They've also remained relatively immune to the disturbance caused by weakening business spending.

The new digital technologies are also attractive right now. Despite the slump in tech and telecom, we maintained significant positions in Scientific Atlanta, which provides digital TV equipment; SanDisk, a manufacturer of digital solid-state memory cards; Palm, the dominant handheld device provider; and Cognex Corp., which produces machine vision systems. Other digitally related investments include Sprint PCS, a leading provider of wireless communications services; and Instersil, which provides wireless networking semiconductors.

Among the other stocks that performed well for the fund year-to-date were: First Data Corporation, the largest processor of credit card transactions in the U.S.; and two transportation firms - the Norfolk Southern Railroad and Teekay Shipping, a sea transport company. Norfolk Southern performed well because of the widespread expectation that an increase in automobile production would have a positive impact on the company's earnings. Teekay increased the prices it charges customers. Video game maker Electronic Arts was also a positive for the fund when it introduced a new video-game platform.

Q. WHAT IS YOUR CURRENT OUTLOOK?

Several factors suggest a healthy stock market going forward, including prospects for a recovery as the effects of the Fed's rate cuts are felt and as the U.S. dollar regains strength. We also expect a decrease in speculative activity by people who invest borrowed money, which helped to inflate stock valuations in 1999 and early 2000. This should help stabilize stock prices. Consequently, we've positioned CDC Nvest Bullseye Fund to benefit from an improving economy, sparked by low interest rates and cheaper energy prices.

[sidebar]
PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term growth of capital
-------------------------------------------------------------------------------

STRATEGY:
Invests substantially all of its assets in a non-diversified portfolio of equity securities
-------------------------------------------------------------------------------

INCEPTION DATE:
March 31, 1998
-------------------------------------------------------------------------------

MANAGER:
Nicholas E. Moore
Jurika & Voyles, L.P.
-------------------------------------------------------------------------------

SYMBOLS:
Class A             NFBSX
Class B             NFBBX
Class C             NFBCX
-------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE:
(JUNE 30, 2001)
Class A            $10.79
Class B             10.47
Class C             10.47

-------------------------------------------------------------------------------
                            CDC NVEST BULLSEYE FUND
-------------------------------------------------------------------------------

INVESTMENT RESULTS THROUGH JUNE 30, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Bullseye Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                               GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

                    MARCH 1998 (INCEPTION) THROUGH JUNE 2001

                NET ASSET VALUE(1)     MAXIMUM SALES CHARGE(2)       S&P 500(4)
3/31/98                10000                     9425                   10000
                       10280                     9689                   10101
                        9608                     9056                    9927
6/30/98                 9672                     9116                   10330
                        9064                     8543                   10221
                        7560                     7125                    8743
                        8464                     7977                    9303
                        9424                     8882                   10060
                        9416                     8875                   10669
                       10120                     9538                   11284
                       10008                     9433                   11755
                        9384                     8844                   11390
                        9752                     9191                   11845
                       10360                     9764                   12304
                       10304                     9711                   12014
6/30/99                10840                    10217                   12680
                       10664                    10051                   12285
                       10504                     9900                   12223
                        9608                     9055                   11888
                       10344                     9749                   12641
                       11728                    11054                   12897
                       13832                    13037                   13657
                       13744                    12954                   12972
                       13544                    12765                   12726
                       14640                    13798                   13971
                       14176                    13361                   13550
                       13368                    12599                   13273
6/30/00                13536                    12758                   13599
                       13448                    12675                   13387
                       14106                    13295                   14218
                       12980                    12234                   13468
                       13275                    12512                   13411
                       11706                    11033                   12354
                       12288                    11582                   12415
                       13407                    12636                   12856
                       12568                    11845                   11683
                       11673                    11001                   10942
                       12590                    11866                   11793
                       12825                    12088                   11872
6/30/01                12136                    11438                   11583

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.


                                  AVERAGE ANNUAL TOTAL RETURNS -- JUNE 30, 2001
-------------------------------------------------------------------------------

                                                                      SINCE
CLASS A (Inception 3/31/98)            6 MONTHS(7)   1 YEAR(7)     INCEPTION(7)
Net Asset Value(1)                      -1.24%        -10.34%         6.14%
With Maximum Sales Charge(2)            -6.92         -15.49          4.23
------------------------------------------------------------------------------

                                                                      SINCE
CLASS B (Inception 3/31/98)            6 MONTHS(7)   1 YEAR(7)     INCEPTION(7)
Net Asset Value(1)                      -1.64%        -11.04%         5.40%
With CDSC(3)                            -6.54         -14.18          4.71
------------------------------------------------------------------------------

                                                                      SINCE
CLASS C (Inception 3/31/98)            6 MONTHS(7)   1 YEAR(7)     INCEPTION(7)
Net Asset Value(1)                      -1.64%        -11.04%         5.40%
With Maximum Sales Charge and CDSC(3)   -3.61         -12.56          5.06
------------------------------------------------------------------------------

                                                                      SINCE
                                                                      FUND'S
                                                                CLASS A, B AND C
COMPARATIVE PERFORMANCE                6 MONTHS(7)   1 YEAR(7)     INCEPTION(7)
S&P 5004                                -6.70%        -14.83%         4.63%
Morningstar Midcap Blend Fund
  Average(5)                            -1.30         -1.68           5.51
Lipper Multi-Cap Core Value
  Funds Average(6)                      1.36          11.37           5.10

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) S&P 500 Index is an unmanaged index of U.S. common stock performance. You may not invest directly in an index.

(5) Morningstar Midcap Blend Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(6) Lipper Multi-Cap Core Value Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

(7) Fund performance has been increased by voluntary expense waivers, without which performance would have been lower.

[sidebar]
PORTFOLIO FACTS

                                           % OF NET ASSETS AS OF
FUND COMPOSITION                           6/30/01      12/31/00
-------------------------------------------------------------------------------
COMMON STOCKS                               92.7         100.3
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS AND OTHER             7.3          (0.3)

                                           % OF NET ASSETS AS OF
TEN LARGEST HOLDINGS                       6/30/01      12/31/00
-------------------------------------------------------------------------------
BLOCKBUSTER, INC.                            5.8           5.5
-------------------------------------------------------------------------------
COX COMMUNICATIONS, INC.                     5.7           6.1
-------------------------------------------------------------------------------
INTERSIL HOLDING CORP.                       5.6            --
-------------------------------------------------------------------------------
AMR CORP.                                    5.6           5.0
-------------------------------------------------------------------------------
COMPUTER SCIENCES CORP.                      5.0           5.0
-------------------------------------------------------------------------------
PFIZER, INC.                                 5.0           4.8
-------------------------------------------------------------------------------
COMCAST CORP.                                4.9            --
-------------------------------------------------------------------------------
THE INTERPUBLIC GROUP OF COMPANIES, INC.     4.8            --
-------------------------------------------------------------------------------
PHARMACIA CORP.                              4.7           6.0
-------------------------------------------------------------------------------
SCIENTIFIC - ATLANTA, INC.                   4.7           3.9

                                           % OF NET ASSETS AS OF
FIVE LARGEST INDUSTRIES                    6/30/01      12/31/00
-------------------------------------------------------------------------------
COMMUNICATION SERVICES                      24.7          10.1
-------------------------------------------------------------------------------
ELECTRONICS                                  9.9           3.6
-------------------------------------------------------------------------------
AIRLINES                                     9.8           9.7
-------------------------------------------------------------------------------
HEALTH CARE - DRUGS                          9.7          10.8
-------------------------------------------------------------------------------
RETAIL                                       5.8           5.5

Portfolio holdings and asset allocations will vary.

-------------------------------------------------------------------------------
                      CDC NVEST INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------

                                          INTERVIEW WITH YOUR PORTFOLIO MANAGER
-------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2001?

For the six months ended June 30, 2001, the total return on Class A shares of CDC Nvest International Equity Fund was -15.52% at net asset value. Its benchmark, MSCI EAFE had a total return of -14.87% for the same period, while Morningstar Foreign Stock Fund Average, a group of comparable international stock funds, had a return of -14.23%.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE?

During the past six months, economic growth continued to slow - in the United States and internationally - and almost all equity market indices were negative. Value stocks outperformed growth stocks. If you break down the results of Morningstar's universe of international equity funds, you'll find that those in the top half were value-oriented funds, while those in the lower half were growth-oriented. Your fund was a strong performer in the growth-oriented half for the six months ended June 30, 2001, but it didn't do as well as the value-oriented funds.

Our growth orientation served the fund well in 1999, when the economy was accelerating, but performance suffered when the Federal Reserve Board's series of interest-rate increases contributed to slower growth around the world. So far this year, six rate cuts in as many months indicate the Fed's concern about the economy's downside risks. And when we talk to top corporate executives, they express confidence that demand for their products and services will revive eventually, but they're not sure when.

Q. WHICH INVESTMENTS DID WELL AND WHICH WERE DISAPPOINTING?

Our best sectors to date have been healthcare, finance and retail. The fund also benefited from its holdings in industrial services firms, most of which provide services for companies active in searching for and producing energy. These include Canada's Precision Drilling Corp.; Coflexip SA, a French drilling company; and TransCanada Pipelines. Countries that performed well include France, Ireland and Switzerland, all of which are more heavily weighted in the portfolio than in the EAFE index. The fund also has benefited from its investments in India - a country not represented in the EAFE index - as well as Sweden.

Most disappointments have been technology companies and manufacturers of electronic components - including Hitachi, Furukawa Electric, Kawasaki, and Mitsubishi. Japan, Israel and Germany have been our least successful country positions. Japan was also disappointing last year and we have been trimming this position, despite our strong belief in this country's potential for recovery. Our largest holding in Israel, Check Point Software Technologies, had performed well for the fund in the past. However, like many other software companies, recent concerns about slowing demand depressed the price of the stock so much that we decided to sell it.

Q. WHAT'S YOUR CURRENT OUTLOOK FOR INTERNATIONAL STOCKS?

After five straight quarters when growth stocks underperformed value, we may be nearing the next shift toward growth. However, economies around the world are sluggish currently, and we don't yet see any catalyst for renewed activity. Long term, we believe international markets will outperform the U.S., if only because they never reached the same highs.

We are encouraged to note that U.S.-style capitalism is taking hold internationally. Germany has enacted tax reductions not unlike those in the U.S. Italy's new prime minister vowed to lower taxes. And Great Britain's recently re-elected prime minister has been moving the Labor party closer to a free-market economy. We also believe in the growth potential of some emerging markets, including Australia, Brazil, Israel, India and Russia. Our emphasis on fundamental research is designed to help us identify the most promising companies in many countries in an effort to find growth through international diversification for shareholders of CDC Nvest International Equity Fund.

[sidebar]
PORTFOLIO PROFILE

OBJECTIVE:
Seeks total return from long-term capital growth and dividend income
-------------------------------------------------------------------------------

STRATEGY:
Invests primarily in equity securities of companies organized or headquartered outside of the United States.
-------------------------------------------------------------------------------

INCEPTION DATE:
May 21, 1992
-------------------------------------------------------------------------------

MANAGERS:
Alexander Muromcew
John Tribolet
Eswar Menon
Loomis, Sayles & Company, L.P.
-------------------------------------------------------------------------------

SYMBOLS:
Class A             NEFIX
Class B             NEIBX
Class C             NECIX
Class Y             NEIYX
-------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE:
(JUNE 30, 2001)
Class A            $14.04
Class B             13.46
Class C             13.51
Class Y             14.42

-------------------------------------------------------------------------------
                      CDC NVEST INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------

                                       INVESTMENT RESULTS THROUGH JUNE 30, 2001
-------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest International Equity Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                               GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

                     MAY 1992 (INCEPTION) THROUGH JUNE 2001

                NET ASSET VALUE(1)    MAXIMUM SALES CHARGE(2)     MSCI EAFE

   5/21/92            10000                 9425                    10000
                      10160                 9576                    10121
   6/30/92             9840                 9274                     9644
                       9424                 8882                     9400
                       9880                 9312                     9993
                       9680                 9123                     9800
                       9288                 8754                     9288
                       9480                 8935                     9378
                       9503                 8956                     9430
                       9422                 8880                     9432
                       9583                 9032                     9719
                      10509                 9905                    10570
                      11282                10634                    11576
                      11468                10808                    11824
   6/30/93            11202                10558                    11642
                      11677                11006                    12051
                      12257                11552                    12705
                      12015                11324                    12421
                      12289                11583                    12806
                      11548                10884                    11690
                      12295                11588                    12536
                      13189                12431                    13599
                      12999                12252                    13564
                      12668                11939                    12982
                      13148                12392                    13536
                      13123                12369                    13462
   6/30/94            13347                12579                    13655
                      13454                12681                    13789
                      13818                13024                    14119
                      13371                12602                    13677
                      13835                13040                    14135
                      13173                12415                    13459
                      13286                12522                    13547
                      12651                11924                    13029
                      12729                11997                    12996
                      13166                12409                    13810
                      13509                12732                    14334
                      13466                12691                    14166
   6/30/95            13354                12587                    13921
                      14100                13289                    14791
                      13612                12829                    14230
                      13757                12966                    14512
                      13269                12506                    14126
                      13603                12821                    14523
                      14054                13246                    15111
                      13958                13155                    15176
                      14019                13213                    15231
                      14359                13533                    15558
                      14890                14034                    16014
                      14794                13944                    15723
   6/30/96            14908                14050                    15816
                      14394                13566                    15357
                      14428                13599                    15394
                      14623                13782                    15806
                      14365                13539                    15648
                      14711                13866                    16274
                      14513                13679                    16069
                      13632                12848                    15510
                      13819                13024                    15767
                      13801                13008                    15829
                      13614                12832                    15916
                      14317                13494                    16955
   6/30/97            14922                14064                    17895
                      15412                14525                    18188
                      14059                13251                    16833
                      15018                14155                    17779
                      13654                12869                    16417
                      13358                12590                    16253
                      13415                12644                    16399
                      13921                13120                    17154
                      14713                13867                    18258
                      15457                14568                    18824
                      15467                14577                    18977
                      15113                14244                    18890
   6/30/98            14560                13723                    19037
                      14722                13876                    19235
                      12747                12014                    16856
                      12440                11725                    16343
                      13208                12449                    18051
                      13938                13136                    18981
                      14313                13490                    19734
                      14293                13471                    19681
                      13651                12866                    19216
                      13901                13102                    20023
                      14504                13670                    20838
                      14032                13225                    19769
   6/30/99            14634                13793                    20544
                      15286                14408                    21161
                      15487                14597                    21243
                      16096                15171                    21462
                      17422                16421                    22271
                      21461                20227                    23051
                      26849                25305                    25123
                      25527                24059                    23530
                      30180                28445                    24168
                      27748                26153                    25110
                      24354                22953                    23795
                      22525                21229                    23219
   6/30/00            23423                22076                    24131
                      21975                20711                    23125
                      22641                21339                    23331
                      21545                20306                    22199
                      19707                18574                    21680
                      18434                17374                    20871
                      19183                18080                    21618
                      19148                18047                    21625
                      17347                16350                    20007
                      15858                14947                    18649
                      16736                15773                    19930
                      16493                15545                    19193
   6/30/01            16205                15273                    18404

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                                  AVERAGE ANNUAL TOTAL RETURNS -- JUNE 30, 2001
-------------------------------------------------------------------------------
                                                                      SINCE
CLASS A (Inception 5/21/92)        6 MONTHS   1 YEAR    5 YEARS(7)  INCEPTION(7)
Net Asset Value(1)                 -15.52%    -30.82%     1.68%        5.44%
With Maximum Sales Charge(2)       -20.36     -34.79      0.49         4.76
-------------------------------------------------------------------------------
                                                                      SINCE
CLASS B (Inception 9/13/93)        6 MONTHS   1 YEAR    5 YEARS(7)  INCEPTION(7)
Net Asset Value(1)                 -15.82%    -31.29%     0.97%        2.94%
With CDSC(3)                       -20.03     -34.43      0.66         2.94
-------------------------------------------------------------------------------
                                                                      SINCE
CLASS C (Inception 12/30/94)       6 MONTHS   1 YEAR    5 YEARS(7)  INCEPTION(7)

Net Asset Value(1)                 -15.83%    -31.29%     0.98%        2.42%
With Maximum Sales Charge
  and CDSC(3)                      -17.49     -32.60      0.78         2.25
-------------------------------------------------------------------------------
                                                                      SINCE
CLASS Y (Inception 9/9/93)         6 MONTHS   1 YEAR    5 YEARS(7)  INCEPTION(7)
Net Asset Value(1)                 -15.28%    -30.37%     2.32%        4.37%
-------------------------------------------------------------------------------

                                                                             SINCE        SINCE        SINCE          SINCE
                                                                             FUND'S       FUND'S       FUND'S         FUND'S
                                                                             CLASS A      CLASS B      CLASS C        CLASS y
COMPARATIVE PERFORMANCE                   6 MONTHS    1 YEAR     5 YEARS    INCEPTION    INCEPTION    INCEPTION      INCEPTION
MSCI EAFE(4)                                -14.87%    -23.84%    2.83%       6.52%        4.94%        4.56%         4.94%
Morningstar Foreign Stock Fund Avg.(5)      -14.23     -24.40     4.68        7.53         7.13         6.86          7.13
Lipper International Funds Average(6)       -14.26     -24.03     4.26        7.07         6.15         5.82          6.15

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum
    5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00%
    sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) The Morgan Stanley Capital International (MSCI) Europe Australasia Far East Index (EAFE) is an unmanaged index of common stocks traded outside the U.S. You may not invest directly in an index.

(5) Morningstar Foreign Stock Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class A since-inception return is calculated from 5/31/92. Class B and Y since-inception returns are calculated from 9/30/93. Class C since-inception returns are calculated from 12/31/94.

(6) Lipper International Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class A since-inception return is calculated from 5/28/92. Class B and Y since-inception returns are calculated from 9/30/93. Class C since-inception returns are calculated from 12/31/94.

(7) Fund performance has been increased by voluntary expense waivers for the periods indicated, without which performance would have been lower.

[sidebar]
PORTFOLIO FACTS

                                           % OF NET ASSETS AS OF
FUND COMPOSITION                            6/30/01    12/31/00
-------------------------------------------------------------------------------
COMMON STOCKS                                95.8        94.4
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS AND OTHER              4.2         5.6

                                           % OF NET ASSETS AS OF
TEN LARGEST HOLDINGS                        6/30/01    12/31/00
-------------------------------------------------------------------------------
SHIRE PHARMACEUTICALS GROUP PLC               2.3         1.0
-------------------------------------------------------------------------------
ELAN CORP., PLC (ADR)                         2.2         1.2
-------------------------------------------------------------------------------
NOVO NORDISK A/S                              2.2         1.2
-------------------------------------------------------------------------------
COMPASS GROUP                                 1.5          --
-------------------------------------------------------------------------------
FORTIS NV                                     1.4          --
-------------------------------------------------------------------------------
NINTENDO CO.                                  1.4          --
-------------------------------------------------------------------------------
ING GROEP NV                                  1.4          --
-------------------------------------------------------------------------------
COFLEXIP SA                                   1.4         1.1
-------------------------------------------------------------------------------
NUENCHENER RUECKVERSICHERUNGS-
  GESELLSCHAFT AG                             1.4         1.6
-------------------------------------------------------------------------------
ALLIED DOMECQ PLC                             1.4         1.5

                                           % OF NET ASSETS AS OF
FIVE LARGEST COUNTRIES                      6/30/01   12/31/00
-------------------------------------------------------------------------------
JAPAN                                        20.4        13.4
-------------------------------------------------------------------------------
UNITED KINGDOM                               17.4        14.8
-------------------------------------------------------------------------------
FRANCE                                       10.3         8.1
-------------------------------------------------------------------------------
CANADA                                        6.8        11.1
-------------------------------------------------------------------------------
NETHERLANDS                                   6.8         4.3

Portfolio holdings and asset allocations will vary.

-------------------------------------------------------------------------------
CAPITAL GROWTH FUND - SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

Investments as of June 30, 2001
(Unaudited)

 SHARES    DESCRIPTION                                           VALUE (a)
-------------------------------------------------------------------------------
COMMON STOCK-- 99.9% OF TOTAL NET ASSETS

           COMPUTER HARDWARE-- 9.0%
  259,900  Cisco Systems, Inc. (c) ............................ $   5,029,065
   78,700  EMC Corp. (c) ......................................     2,286,235
   20,700  Hewlett-Packard Co. ................................       592,020
    8,000  Juniper Networks, Inc. (c) .........................       247,600
   64,100  Lexmark International, Inc. (c) ....................     4,310,725
   23,700  RSA Security, Inc. (c) .............................       734,700
  114,900  Sun Microsystems, Inc. (c) .........................     1,855,635
                                                                -------------
                                                                   15,055,980
                                                                -------------
           COMPUTER SOFTWARE-- 13.8%
    9,700  Adobe Systems, Inc. ................................       455,706
   17,400  Cerner Corp. (c) ...................................       744,894
   47,200  International Business Machines Corp. ..............     5,333,600
    9,800  Intuit, Inc. (c) ...................................       383,670
   32,800  Mentor Graphics Corp. (c) ..........................       570,720
  144,800  Microsoft Corp. (c) ................................    10,398,088
  151,000  Oracle Corp. (c) ...................................     2,976,210
   26,300  PeopleSoft, Inc. (c) ...............................     1,272,920
   17,800  Synopsys, Inc. (c) .................................       843,720
                                                                -------------
                                                                   22,979,528
                                                                -------------
           DRUGS-- 12.7%
   36,600  Albany Molecular Research, Inc. (c) ................     1,444,236
   24,100  Amgen, Inc. (c) ....................................     1,486,970
   35,400  Bristol-Myers Squibb Co. ...........................     1,851,420
    8,550  Cardinal Health, Inc. ..............................       589,950
    8,000  Eli Lilly & Co. ....................................       592,000
   12,087  King Pharmaceuticals, Inc. (c) .....................       649,676
    6,000  Medicis Pharmaceutical Corp. (c) ...................       318,000
   43,900  Merck & Co. ........................................     2,805,649
  238,050  Pfizer, Inc. .......................................     9,533,903
   52,000  Schering-Plough Corp. ..............................     1,884,480
                                                                -------------
                                                                   21,156,284
                                                                -------------
           DRUGS & HEALTHCARE-- 4.8%
   26,300  Amerisource Health Corp. (c) .......................     1,454,390
   19,900  Andrx Corp. (c) ....................................     1,500,957
   16,300  Barr Labs, Inc. (c) ................................     1,147,683
   90,500  IVAX Corp. .........................................     3,529,500
    9,000  Pharmacia & Upjohn, Inc. ...........................       413,550
                                                                -------------
                                                                    8,046,080
                                                                -------------
           ELECTRONICS-- 4.2%
   16,000  Agilent Technologies, Inc. (c) .....................       520,000
   36,000  Ciena Corp. (c) ....................................     1,365,840
   31,600  Comverse Technology, Inc. (c) ......................     1,824,584
   35,000  Corning, Inc. ......................................       584,850
   12,600  Sanmina Corp. (c) ..................................       304,164
   36,400  Scientific Atlanta, Inc. ...........................     1,477,840
   26,100  Solectron Corp. (c) ................................       477,630
   19,400  Technitrol, Inc. ...................................       504,400
                                                                -------------
                                                                    7,059,308
                                                                -------------
           ENERGY RESERVES-- 1.9%
   45,600  Anadarko Petroleum Corp. ...........................     2,463,768
    9,700  Murphy Oil Corp. ...................................       713,920
                                                                -------------
                                                                    3,177,688
                                                                -------------
           ENTERTAINMENT-- 0.3%
   12,200  Pixar, Inc. (c) ....................................       513,742
                                                                -------------
           FINANCIAL SERVICES-- 10.6%
   49,900  AmeriCredit Corp. (c) ..............................     2,592,305
  311,800  General Electric Co. ...............................    15,200,250
                                                                -------------
                                                                   17,792,555
                                                                -------------
           FOOD & BEVERAGES-- 2.7%
   71,100  Pepsi Bottling Group, Inc. .........................     2,851,110
   36,100  PepsiCo, Inc. ......................................     1,595,620
                                                                -------------
                                                                    4,446,730
                                                                -------------
           FREIGHT TRANSPORTATION-- 0.6%
   25,100  Tidewater, Inc. ....................................       946,270
                                                                -------------
           HEALTH CARE-PRODUCTS-- 2.3%
   18,800  Johnson & Johnson, Inc. ............................       940,000
   40,000  Varian Medical Systems, Inc. (c) ...................     2,860,000
                                                                -------------
                                                                    3,800,000
                                                                -------------
           HOTELS & RESTAURANTS-- 0.5%
   30,500  MGM Grand, Inc. (c) ................................       913,780
                                                                -------------
           HOUSEHOLD PRODUCTS-- 2.3%
   73,400  Alberto-Culver Co. .................................     3,085,736
   12,000  Colgate-Palmolive Co. ..............................       707,880
                                                                -------------
                                                                    3,793,616
                                                                -------------
           INFORMATION SERVICES-- 5.1%
   17,300  Automatic Data Processing, Inc. ....................       859,810
   26,900  DST Systems, Inc. (c) ..............................     1,417,630
   71,000  Jack Henry & Associates, Inc. ......................     2,158,400
   18,800  Paychex, Inc. ......................................       776,252
  110,000  SunGard Data Systems, Inc. (c) .....................     3,301,100
                                                                -------------
                                                                    8,513,192
                                                                -------------
           INTERNET-- 4.7%
  105,400  AOL Time Warner, Inc. (c) ..........................     5,586,200
   45,300  Interwoven, Inc. (c) ...............................       810,417
   25,600  VeriSign, Inc. (c) .................................     1,486,080
                                                                -------------
                                                                    7,882,697
                                                                -------------
           MEDIA & ENTERTAINMENT-- 2.0%
    5,000  Cablevision Systems Corp. (c) ......................       129,000
   21,000  Cablevision Systems Corp. (c) ......................     1,228,500
   17,700  General Motors Corp., Class H (c) ..................       358,425
   60,800  Insight Communications Co., Inc. (c) ...............     1,578,368
                                                                -------------
                                                                    3,294,293
                                                                -------------
           OIL & GAS-DRILLING EQUIPMENT-- 0.6%
   31,600  Noble Drilling (c) .................................     1,034,900
                                                                -------------
           RESTAURANTS-- 0.4%
   29,100  Brinker International, Inc. (c) ....................       752,235
                                                                -------------
           RETAIL-CLOTHING-- 0.2%
    7,800  American Eagle Outfitters, Inc. (c) ................       286,728
                                                                -------------
           RETAIL-DEPARTMENT STORE-- 2.9%
   37,300  Kohl's Corp. (c) ...................................     2,339,829
   50,700  Wal-Mart Stores, Inc. ..............................     2,474,160
                                                                -------------
                                                                    4,813,989
                                                                -------------
           RETAIL-GROCERY-- 1.0%
    6,900  Safeway, Inc. (c) ..................................       331,200
   52,800  The Kroger Co. (c) .................................     1,320,000
                                                                -------------
                                                                    1,651,200
                                                                -------------
           RETAIL-SPECIALTY-- 2.8%
    6,600  Best Buy Co., Inc. (c) .............................       419,232
   20,200  CVS Corp. ..........................................       779,720
   62,250  Home Depot, Inc. ...................................     2,897,738
   15,200  Walgreen Co. .......................................       519,080
                                                                -------------
                                                                    4,615,770
                                                                -------------
           SEMICONDUCTORS-- 11.0%
   11,200  Analog Devices, Inc. (c) ...........................       484,400
   27,900  Applied Materials, Inc. (c) ........................     1,428,480
   31,000  Cirrus Logic (c) ...................................       787,400
  244,500  Intel Corp. ........................................     7,398,570
   25,800  Intersil Holding Corp. (c) .........................       883,650
    6,200  Linear Technology Corp. ............................       279,000
    9,700  Maxim Integrated Products, Inc. (c) ................       450,177
   18,800  Micron Technology, Inc. (c) ........................       772,680
   41,800  Novellus Systems, Inc. (c) .........................     2,327,842
   19,500  NVIDIA Corp. (c) ...................................     1,791,855
   47,210  Texas Instruments, Inc. ............................     1,487,115
    8,500  Xilinx, Inc. (c) ...................................       346,800
                                                                -------------
                                                                   18,437,969
                                                                -------------
           TELECOMMUNICATIONS-- 2.6%
   92,800  Qwest Communications International, Inc.(c) ........     2,957,536
   19,900  Sprint Corp. (PCS Group) (c) .......................       480,585
   21,500  Western Wireless Corp. (c) .........................       904,075
                                                                -------------
                                                                    4,342,196
                                                                -------------
         TOBACCO-- 0.9%
   52,700  UST, Inc. ..........................................     1,520,922
                                                                -------------
           Total Common Stock (Identified Cost $175,789,079)      166,827,652
                                                                -------------

PRINCIPAL
  AMOUNT   DESCRIPTION
-------------------------------------------------------------------------------
SHORT TERM INVESTMENT-- 0.4%
$ 660,000 Repurchase Agreement with
          State Street Bank and Trust Co.
          dated 6/29/2001 at 2.75%
          to be repurchased at $660,151
          on 7/02/2001, collateralized by
          $720,000 U.S. Treasury Bond,
          5.250%, due 2/15/2029
          valued at $677,292 .................................. $     660,000
                                                                -------------
         Total Short Term Investment (Identified Cost $660,000)       660,000
                                                                -------------
         Total Investments-- 100.3%
         (Identified Cost $176,449,079) (b)....................   167,487,652
         Other assets less liabilities ........................      (484,266)
                                                                -------------
         Total Net Assets-- 100% .............................. $ 167,003,386
                                                                =============

(a) See Note 2a of Notes to Financial Statements.

(b) Federal Tax Information:
    At June 30, 2001 the net unrealized depreciation on investments based on cost of $176,449,079 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost......... $  20,904,119
    Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value ........   (29,865,546)
                                                                -------------
    Net unrealized depreciation ..............................  $  (8,961,427)
                                                                =============

(c) Non-income producing security.
(d) All or a portion of this security was on loan to brokers at June 30, 2001.

  See accompanying notes to financial statements.

--------------------------------------------------------------------------------
GROWTH FUND - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of June 30, 2001
(Unaudited)

 SHARES      DESCRIPTION                                         VALUE (a)
------------------------------------------------------------------------------

COMMON STOCK -- 99.7% OF TOTAL NET ASSETS

             BANKS-MONEY CENTER-- 5.0%
  1,200,000  Citigroup, Inc. ................................. $   63,408,000
                                                               --------------
             BEVERAGES & TOBACCO-- 8.3%
  2,055,000  Philip Morris Companies, Inc. ...................    104,291,250
                                                               --------------
             COMPUTER SOFTWARE-- 5.1%
  1,030,000  Electronic Data Systems Corp. ...................     64,375,000
                                                               --------------
             ELECTRONIC & COMMUNICATION EQUIPMENT-- 8.9%
  1,280,000  Celestica, Inc. (c) .............................     65,920,000
  1,725,000  Flextronics International, Ltd. (c) .............     46,057,500
                                                               --------------
                                                                  111,977,500
                                                               --------------
             FINANCIAL SERVICES-- 15.2%
    980,000  Capital One Financial Corp. .....................     58,800,000
  1,000,000  Household International, Inc. ...................     66,700,000
  1,130,000  Providian Financial Corp. .......................     66,896,000
                                                               --------------
                                                                  192,396,000
                                                               --------------
             HEALTH CARE-SERVICES-- 8.3%
    810,000  Laboratory Corporation of America Holdings (c) ..     62,289,000
    560,000  Quest Diagnostics, Inc. (c) .....................     41,916,000
                                                               --------------
                                                                  104,205,000
                                                               --------------
             HOTELS & Restaurants-- 3.5%
  1,020,000  Tricon Global Restaurants, Inc. (c) .............     44,778,000
                                                               --------------
             INSURANCE-- 9.1%
    925,000  Loews Corp. .....................................     59,597,750
    670,000  XL Capital Ltd. .................................     55,007,000
                                                               --------------
                                                                  114,604,750
                                                               --------------
             MANUFACTURING-DIVERSIFIED-- 4.9%
  1,130,000  Tyco International, Ltd. ........................     61,585,000
                                                               --------------
             METALS & MINING -- 6.0%
  4,380,000  Inco Ltd.(C) ....................................     75,598,800
                                                               --------------
             OFFICE EQUIPMENT-- 1.5%
    290,000  Lexmark International Group, Inc. (c) ...........     19,502,500
                                                               --------------
             RETAIL-- 17.8%
    940,000  Best Buy Co., Inc. (c) ..........................     59,708,800
  1,910,000  Dollar General Corp. ............................     37,245,000
    990,000  Kohl's Corp. (c) ................................     62,102,700
    895,000  Lowe's Companies, Inc. ..........................     64,932,250
                                                               --------------
                                                                  223,988,750
                                                               --------------
             SAVINGS & LOAN-- 6.1%
  2,040,000  Washington Mutual, Inc. .........................     76,602,000
                                                               --------------
             Total Common Stock
             (Identified Cost $1,170,849,931) ................  1,257,312,550

PRINCIPAL
 AMOUNT      DESCRIPTION
------------------------------------------------------------------------------

SHORT TERM INVESTMENT-- 0.2%
$ 2,770,000  American Express Credit Corp., 7/02/2001 ........ $    2,770,000
                                                                -------------
             Total Short Term Investment
             (Identified Cost $2,770,000) ....................      2,770,000
                                                               --------------
             Total Investments-- 99.9%
             (Identified Cost $1,173,619,931) (b) ............  1,260,082,550
             Other assets less liabilities ...................      1,251,144
                                                               --------------
             Total Net Assets-- 100% ......................... $1,261,333,694
                                                               ==============

(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2001 the net unrealized appreciation on
      investments based on cost of $1,173,619,931 for
      federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost .......................................... $  115,079,187
      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost
      over value .............................................    (28,616,568)
                                                               --------------
      Net unrealized appreciation ............................ $   86,462,619
                                                               ==============

      For the year ended December 31, 2000, the Fund has elected to defer $73,757,431 of capital losses attributable to Post-October losses.

(c)   Non-income producing security.

      Percentage of net assets by country at June 30, 2001 (unaudited):
      United States  88.7%
      Canada         11.2%

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
GROWTH AND INCOME FUND - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of June 30, 2001
(Unaudited)

 SHARES      DESCRIPTION                                         VALUE (a)
------------------------------------------------------------------------------

COMMON STOCK-- 98.9% OF TOTAL NET ASSETS

             AEROSPACE/DEFENSE-- 0.9%
     49,600  United Technologies Corp. ....................... $    3,633,696
                                                               --------------
             AIRLINES-- 0.8%
     65,700  Continental Airlines, Inc. (c) ..................      3,235,725
                                                               --------------
             BANKS-- 7.9%
    126,600  Bank America Corp. ..............................      7,599,798
    169,666  Citigroup, Inc. .................................      8,965,151
    253,000  FleetBoston Financial Corp. .....................      9,980,850
     19,800  Mercantile Bankshares Corp. .....................        783,288
     62,200  North Fork Bancorp, Inc. ........................      1,928,200
     62,700  Northern Trust Corp. ............................      4,037,880
                                                               --------------
                                                                   33,295,167
                                                               --------------
             BEVERAGES-ALCOHOLIC-- 1.8%
    181,500  Anheuser-Busch Companies, Inc. ..................      7,477,800

             BUSINESS SERVICES-- 2.5%
     65,000  Electronic Data Systems Corp. ...................      4,062,500
     60,000  Jack Henry & Associates, Inc. ...................      1,824,000
     95,300  Paychex, Inc. ...................................      3,934,937
     38,600  West Corp. (c) ..................................        953,034
                                                               --------------
                                                                   10,774,471
                                                               --------------
             CABLE & MEDIA-- 0.6%
     25,000  Cablevision Systems Corp. (c) ...................      1,462,500
     45,900  Insight Communications Co., Inc. (c) ............      1,191,564
                                                               --------------
                                                                    2,654,064
                                                               --------------
             CHEMICALS-- 0.7%
    185,700  Lyondell Chemical Co. ...........................      2,856,066
                                                               --------------
             CHEMICALS-SPECIALTY-- 0.5%
     48,100  Ashland, Inc. ...................................      1,928,810
                                                               --------------
             COMPUTER HARDWARE-- 4.2%
    129,900  Apple Computer, Inc. (c) ........................      3,133,188
    131,400  EMC Corp. .......................................      3,817,170
    206,800  Ingram Micro, Inc. (c) ..........................      2,996,532
     72,300  Juniper Networks, Inc. (c) ......................      2,237,685
     72,100  Quantum Corp. (c) ...............................        727,489
    136,400  Tech Data Corp. (c) .............................      4,775,364
                                                               --------------
                                                                   17,687,428
                                                               --------------
            COMPUTER SOFTWARE & SERVICES-- 3.0%
     44,100  Cadence Design Systems, Inc. (c) ................        821,583
    114,800  Mentor Graphics Corp. (c) .......................      1,997,520
    107,600  Microsoft Corp. (c) .............................      7,726,756
     44,200  Sabre Group Holdings, Inc. (c) ..................      2,210,000
                                                               --------------
                                                                   12,755,859
                                                               --------------
             COMPUTERS & BUSINESS EQUIPMENT-- 1.2%
     74,100  Lexmark International Group, Inc. (c) ...........      4,983,225
                                                               --------------
             DRUGS-- 8.3%
    127,600  Bristol-Myers Squibb Co. ........................      6,673,480
     12,500  Eli Lilly & Co. .................................        925,000
    178,100  Merck & Co. .....................................     11,382,371
    387,100  Pfizer, Inc. ....................................     15,503,355
     19,800  Schering-Plough Corp. ...........................        717,552
                                                               --------------
                                                                   35,201,758
                                                               --------------
             ELECTRIC UTILITIES-- 2.3%
     54,900  American Electric Power, Inc. ...................      2,534,733
     65,800  Duke Power Co. ..................................      2,566,858
     27,700  Exelon Corp. ....................................      1,776,124
     37,700  Mirant Corp. (c) ................................      1,296,880
     30,300  PPL Corp. .......................................      1,666,500
                                                               --------------
                                                                    9,841,095
                                                               --------------
             ELECTRICAL EQUIPMENT-- 0.5%
     57,800  Rockwell International Corp. ....................      2,203,336
                                                               --------------
             ELECTRONICS-- 3.2%
     44,300  CIENA Corp. (c) .................................      1,680,742
     44,200  Comverse Technology (c) .........................      2,552,108
     39,900  Corning, Inc. ...................................        666,729
     65,800  PerkinElmer, Inc. ...............................      1,811,474
    117,100  Scientific-Atlanta, Inc. ........................      4,754,260
     78,900  UTStarcom, Inc. (c) .............................      1,915,692
                                                               --------------
                                                                   13,381,005
                                                               --------------
             ENERGY RESERVES-- 7.8%
     49,100  El Paso Corp. ...................................      2,579,714
    207,300  Exxon Mobil Corp. ...............................     18,107,655
    195,300  Occidental Petroleum Corp. ......................      5,193,027
    120,900  Phillips Petroleum Co. ..........................      6,891,300
                                                               --------------
                                                                   32,771,696
                                                               --------------
             FINANCIAL SERVICES-- 3.6%
     63,200  Fannie Mae .. 5,381,480
    201,500  General Electric Co. ............................      9,823,125
                                                               --------------
                                                                   15,204,605
                                                               --------------
             FOOD & BEVERAGES-- 3.9%
     93,700  Pepsi Bottling Group, Inc. ......................      3,757,370
    186,100  PepsiCo, Inc. ...................................      8,225,620
     69,000  Sysco Corp. .....................................      1,873,350
     44,300  Unilever NV .....................................      2,638,951
                                                               --------------
                                                                   16,495,291
                                                               --------------
             FREIGHT TRANSPORTATION-- 0.5%
     56,000  Teekay Shipping Corp. ...........................      2,241,120
                                                               --------------
             HEALTHCARE-MANAGED CARE-- 1.4%
     95,800  UnitedHealth Group, Inc. ........................      5,915,650
                                                               --------------
             HEALTH CARE-PRODUCTS-- 3.7%
     32,000  Baxter International, Inc. ......................      1,568,000
    283,200  Johnson & Johnson, Inc. .........................     14,160,000
                                                               --------------
                                                                   15,728,000
                                                               --------------
             HOME BUILDERS-- 1.2%
     40,700  Centex Corp. ....................................      1,658,525
     78,800  Lennar Corp. ....................................      3,285,960
                                                               --------------
                                                                    4,944,485
                                                               --------------
             HOTELS & Restaurants-- 0.9%
     44,900  Darden Restaurants, Inc. ........................      1,252,710
    108,000  Wendy's International, Inc. .....................      2,758,320
                                                               --------------
                                                                    4,011,030
                                                               --------------
             HOUSEHOLD PRODUCTS-- 1.7%
    125,000  Colgate-Palmolive Co. ...........................      7,373,750
                                                               --------------
             INFORMATION SERVICES-- 1.8%
     47,800  Omnicom Group, Inc. .............................      4,110,800
    114,400  SunGard Data Systems, Inc. (c) ..................      3,433,144
                                                               --------------
                                                                    7,543,944
                                                               --------------
             INSURANCE-- 2.1%
     15,900  American International Group, Inc. ..............      1,367,400
    114,500  Loews Corp. .....................................      7,377,235
                                                               --------------
                                                                    8,744,635
                                                               --------------
             MANUFACTURING-DIVERSIFIED-- 3.0%
    232,200  Tyco International, Ltd. ........................     12,654,900
                                                               --------------
             MEDIA & Entertainment-- 5.4%
    229,200  AOL Time Warner, Inc. (c) .......................     12,147,600
    363,900  The Walt Disney Co. .............................     10,513,071
                                                               --------------
                                                                   22,660,671
                                                               --------------
             OIL & GAS-- 0.6%
     26,800  Chevron Corp. ...................................      2,425,400
                                                               --------------
             OIL & GAS-REFINING/MARKETING-- 0.6%
     16,200  Texaco, Inc. ....................................      1,078,920
     32,100  Ultramar Diamond Shamrock Corp. .................      1,516,725
                                                               --------------
                                                                    2,595,645
                                                               --------------
             OIL & GAS-SERVICES -- 0.2%
     17,700  Schlumberger Ltd. ...............................        931,905
                                                               --------------
             RETAIL-CLOTHING-- 0.6%
     22,900  Neiman Marcus Group (c) .........................        709,900
    125,600  Venator Group, Inc. (c) .........................      1,921,680
                                                               --------------
                                                                    2,631,580
                                                               --------------
             RETAIL-DEPARTMENT STORE-- 6.0%
    131,200  Federated Department Stores, Inc. (c) ...........      5,576,000
     43,300  Kohl's Corp. (c) ................................      2,716,209
    242,100  May Department Stores Co. .......................      8,294,346
    188,100  Sears, Roebuck & Co. ............................      7,958,511
     18,100  Wal-Mart Stores, Inc. ...........................        883,280
                                                               --------------
                                                                   25,428,346
                                                               --------------
             RETAIL-GROCERY-- 1.2%
    201,700  The Kroger Co. (c) ..............................      5,042,500
                                                               --------------
             RETAIL-SPECIALTY-- 1.0%
     25,900  Best Buy Co., Inc. (c) ..........................      1,645,168
    102,300  Circuit City Stores .. 1,841,400
     16,100  CVS Corp. .......................................        621,460
                                                               --------------
                                                                    4,108,028
                                                               --------------
             SEMICONDUCTORS-- 3.5%
    260,200  Arrow Electronics, Inc. (c) .....................      6,320,258
     91,600  Integrated Device Technology, Inc. (c) ..........      2,830,440
     98,900  Novellus Systems, Inc. (c) ......................      5,507,741
                                                               --------------
                                                                   14,658,439
                                                               --------------
             SOFTWARE-- 2.5%
    135,800  Computer Associates International, Inc. .........      4,888,800
     61,200  PeopleSoft, Inc. (c) ............................      2,962,080
     58,700  Synopsys, Inc. (c) ..............................      2,782,380
                                                               --------------
                                                                   10,633,260
                                                               --------------
             TELECOMMUNICATIONS-- 6.1%
    213,500  BellSouth Corp. .................................      8,597,645
    357,100  Global Crossing, Ltd. (c) .......................      3,085,344
    262,400  Verizon Communications, Inc. ....................     14,038,400
                                                               --------------
                                                                   25,721,389
                                                               --------------
             TOBACCO-- 1.2%
    177,900  UST, Inc. .......................................      5,134,194
                                                               --------------
             Total Common Stock (Identified Cost $411,260,341)    417,509,968

PRINCIPAL
 AMOUNT      DESCRIPTION
------------------------------------------------------------------------------
SHORT TERM INVESTMENT-- 0.8%
$ 3,333,000  Repurchase Agreement with State Street Bank
             and Trust Co. dated 6/29/2001 at 2.75%
             to be repurchased at $3,333,764 on
             7/02/2001, collateralized by $1,030,000
             U.S. Treasury Bond, 7.500%, due 11/15/2016
             valued at $3,403,261 ............................ $    3,333,000
                                                               --------------
             Total Short Term Investment
             (Identified Cost $3,333,000) ....................      3,333,000
                                                               --------------
             Total Investments-- 99.7%
             (Identified Cost $414,593,341) (b) ..............    420,842,968
             Other assets less liabilities ...................      1,168,773
                                                               --------------
             Total Net Assets-- 100% ......................... $  422,011,741
                                                               ==============

(a)   See Note 2a of Notes to Financial Statements
(b)   Federal Tax Information:
      At June 30, 2001 the net unrealized appreciation on
      investments based on cost of $414,593,341 for federal
      income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost .......................................... $   35,833,909
      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost
      over value .............................................    (29,584,282)
                                                               --------------
      Net unrealized appreciation ............................ $    6,249,627
                                                               ==============

      At December 31, 2000 the Fund had a capital loss carryover of approximately $19,895,206 which expires on December 31, 2008.
      For the year ended December 31, 2000, the Fund has elected to defer $9,003,183 of capital losses attributable to Post-October losses.

(c)   Non-income producing security.

  See accompanying notes to financial statements.

--------------------------------------------------------------------------------
BALANCED FUND - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of June 30, 2001
(Unaudited)

 SHARES      DESCRIPTION                                           VALUE (a)
------------------------------------------------------------------------------

COMMON STOCK-- 64.6%
------------------------------------------------------------------------------
             AIR TRAVEL-- 1.0%
     37,000  AMR Corp. (c) ................................... $    1,336,810
                                                               --------------
             AIRLINES-- 0.9%
     67,300  Southwest Airlines ..............................      1,244,377
                                                               --------------
             AUTOMOTIVE-- 0.4%
     12,700  Harley-Davidson, Inc. ...........................        597,916
                                                               --------------
             BANKS-- 1.4%
     10,600  Citigroup, Inc. .................................        560,104
     10,200  Comerica, Inc. ..................................        587,520
     16,000  Wells Fargo & Co. ...............................        742,880
                                                               --------------
                                                                    1,890,504
                                                               --------------
             BUSINESS SERVICES-- 4.9%
     33,400  Concord EFS, Inc. ...............................      1,865,390
     35,200  Ecolab, Inc. ....................................      1,442,144
     33,700  First Data Corp. ................................      2,165,225
     29,900  Sabre Group Holdings, Inc. (c) ..................      1,495,000
                                                               --------------
                                                                    6,967,759
                                                               --------------
             CHEMICALS-- 1.0%
     24,200  OM Group, Inc. ..................................      1,361,250
                                                               --------------
             COMMUNICATION SERVICES-- 7.4%
     28,800  AOL Time Warner, Inc. (c) .......................      1,526,400
      7,800  Clear Channel Communications, Inc. (c) ..........        489,060
     39,000  McGraw-Hill Co., Inc. ...........................      2,579,850
     17,200  Omnicom Group, Inc. .............................      1,479,200
     29,800  SBC Communications, Inc. ........................      1,193,788
     35,300  Sprint Corp. (PCS Group) (c) ....................        852,495
     30,800  The Interpublic Group of Companies, Inc. ........        903,980
     11,500  Univision Communications, Inc. ..................        491,970
     18,800  Viacom, Inc. (c) ................................        972,900
                                                               --------------
                                                                   10,489,643
                                                               --------------
             COMPUTERS & BUSINESS EQUIPMENT-- 8.2%
    110,400  3Com Corp. (c) ..................................        568,560
     54,400  Cisco Systems, Inc. (c) .........................      1,052,640
     32,200  Dell Computer Corp. (c) .........................        856,520
     33,900  EMC Corp. (c) ...................................        984,795
     38,100  Intel Corp. .....................................      1,152,906
     16,700  International Business Machines Corp. ...........      1,887,100
     23,100  LSI Logic Corp. (c) .............................        434,280
     14,800  Maxim Integrated Products, Inc. (c) .............        686,868
     14,500  ONI Systems Corp. (c) ...........................        394,850
    109,300  Palm, Inc. (c) ..................................        662,904
     22,900  SanDisk Corp. (c) ...............................        634,330
     12,600  Scientific-Atlanta, Inc. ........................        511,560
     15,600  STMicroelectronics NV ...........................        530,400
     35,900  Sun Microsystems, Inc. (c) ......................        579,785
     18,200  Texas Instruments, Inc. .........................        573,300
                                                               --------------
                                                                   11,510,798
                                                               --------------
             CONGLOMERATES-- 2.8%
     46,300  General Electric Co. ............................      2,257,125
      4,400  Minnesota Mining & Manufacturing Co. ............        502,040
     22,400  Tyco International, Ltd. ........................      1,220,800
                                                               --------------
                                                                    3,979,965
                                                               --------------
             CONSTRUCTION-- 0.8%
     13,300  Baker Hughes, Inc. ..............................        445,550
     24,800  Santa Fe International Corp. ....................        719,200
                                                               --------------
                                                                    1,164,750
                                                               --------------
             DOMESTIC OIL-- 2.5%
      8,900  Amerada Hess Corp. ..............................        719,120
     16,100  Chevron Corp. ...................................      1,457,050
     51,300  Suncor Eneac ....................................      1,318,410
                                                               --------------
                                                                    3,494,580
                                                               --------------
             DRUGS & HEALTHCARE-- 10.3%
     14,700  Abbott Laboratories .............................        705,747
      9,400  Allergan, Inc. ..................................        803,700
     69,000  Baxter International, Inc. ......................      3,381,000
     23,350  Cardinal Health, Inc. ...........................      1,611,150
     15,900  Forest Laboratories, Inc. (c) ...................      1,128,900
     13,500  Johnson & Johnson, Inc. .........................        675,000
     14,400  King Pharmaceuticals, Inc. (c) ..................        774,000
     29,200  Pfizer, Inc. ....................................      1,169,460
     10,300  Pharmacia & Upjohn, Inc. ........................        473,285
      7,800  Quest Diagnostics, Inc. .........................        583,830
     25,300  Schering-Plough Corp. ...........................        916,872
     14,100  Stryker Corp. ...................................        773,385
     15,700  Tenet Healthcare Corp. (c) ......................        809,963
      7,800  Wellpoint Health Networks, Inc. .................        735,072
                                                               --------------
                                                                   14,541,364
                                                               --------------
             ELECTRIC UTILITIES-- 1.1%
     36,400  AES Corp. (c) ...................................      1,567,020
                                                               --------------
             FINANCIAL-CONSUMER/DIVERSIFIED-- 1.6%
     32,700  Freddie Mac .....................................      2,289,000
                                                               --------------
             FINANCIAL SERVICES-- 0.3%
     10,500  Nationwide Financial Services ...................        458,325
                                                               --------------
             FOOD & BEVERAGES-- 1.8%
     83,900  Hormel Foods Corp. ..............................      2,042,126
     11,700  PepsiCo, Inc. ...................................        517,140
                                                               --------------
                                                                    2,559,266
                                                               --------------
             GAS & PIPELINE UTILITIES-- 1.5%
     13,800  Dynegy, Inc. ....................................        641,700
      8,800  El Paso Corp. ...................................        462,352
     20,900  Enron Corp. .....................................      1,024,100
                                                               --------------
                                                                    2,128,152
                                                               --------------
             HOTELS & RESTAURANTS-- 0.4%
     20,400  Brinker International, Inc. (c) .................        527,340
                                                               --------------
             HOUSEHOLD PRODUCTS-- 0.9%
     23,400  Kimberly-Clark Corp. ............................      1,308,060
                                                               --------------
             INDUSTRIAL MACHINERY-- 1.3%
     27,900  Cognex Corp. (c) ................................        831,141
     27,800  Deere & Co. .....................................      1,052,230
                                                               --------------
                                                                    1,883,371
                                                               --------------
             INSURANCE-- 1.3%
     14,300  Allmerica Financial Corp. .......................        822,250
             28,400 ..Protective Life Corp. ..................        976,108
                                                               --------------
                                                                    1,798,358
                                                               --------------
             INVESTMENT BANKING/BROKER/MANAGEMENT-- 1.8%
     27,400  Charles Schwab Corp. ............................        419,220
     21,100  Lehman Brothers Holdings, Inc. ..................      1,640,525
      7,800  Merrill Lynch & Co., Inc. .......................        462,150
                                                               --------------
                                                                    2,521,895
                                                               --------------
             REAL ESTATE INVESTMENT TRUSTS-- 0.3%
      7,800  Equity Residential Properties Trust .............        441,090
                                                               --------------
             RETAIL-- 2.7%
     26,000  Best Buy Company, Inc. (c) ......................      1,651,520
     61,500  Blockbuster, Inc. ...............................      1,122,375
      7,500  Lowe's Co., Inc. ................................        544,125
     14,000  Target Corp. ....................................        484,400
                                                               --------------
                                                                    3,802,420
                                                               --------------
             RETAIL-GROCERY-- 1.0%
     52,500  Sysco Corp. .....................................      1,425,375
                                                               --------------
             SOFTWARE-- 6.3%
     32,500  Computer Sciences Corp. (c) .....................      1,124,500
     19,400  Electronic Data Systems Corp. ...................      1,212,500
     32,600  Microsoft Corp. (c) .............................      2,341,006
     11,700  Nvidia Corp. (c) ................................      1,075,113
     27,700  Siebel Systems, Inc. (c) ........................      1,317,412
     55,400  Transaction Systems Architects, Inc. (c) ........        689,730
     17,200  VERITAS Software Corp. (c) ......................      1,159,108
                                                               --------------
                                                                    8,919,369
                                                               --------------
             TRUCKING & FREIGHT FORWARDING-- 0.7%
     17,200  United Parcel Service, Inc. .....................        994,160
                                                               --------------
             Total Common Stock (Identified Cost $91,516,191)      91,202,917

                                                  RATINGS (D)
                                               -----------------
PRINCIPAL                                                STANDARD
  AMOUNT                                         MOODY'S  & POOR'S
------------------------------------------------------------------------------
BONDS AND NOTES-- 30.8% OF TOTAL NET ASSETS
             AEROSPACE/DEFENSE-- 1.2%
$ 1,780,000  Raytheon Co., 6.300%, 3/15/2005 ....  Baa3    BBB-     1,751,983
             AIRLINES-- 2.5%
    600,000  Delta Air Lines, Inc., 9.200%,
             9/23/2014 ..........................  Baa3    BBB        588,390
  3,000,000  Northwest Airlines Corp., 8.375%,
             3/15/2004 ..........................  Ba2     BB       2,948,490
                                                               --------------
                                                                    3,536,880
                                                               --------------
             AUTOMOTIVE-- 1.2%
  1,700,000  Ford Motor Co., 7.450%, 7/16/2031     A2      A        1,633,581
                                                               --------------
             BROADCASTING-- 1.3%
  1,800,000 Clear Channel Communications,
             7.650%, 9/15/2010 ..................  Baa3    BBB-     1,865,862
                                                               --------------
             CHEMICALS-MAJOR-- 1.3%
  1,775,000  Dow Chemical Co., 7.375%, 11/01/2029  A1      A        1,821,221
                                                               --------------
             ELECTRIC UTILITIES-- 0.7%
  1,000,000 Calpine Corp., 7.625%, 4/15/2006 ....  Ba1     BB+        967,330
                                                               --------------
             ENERGY-- 0.8%
  1,200,000  Williams Holdings Co., 6.250%,
             2/01/2006 ..........................  Baa2    BBB-     1,174,584
                                                               --------------
             FEDERAL AGENCIES-- 2.1%
  2,800,000  Federal Home Loan Mortgage Corp.,
             6.875%, 1/15/2005 ..................  Aaa     AAA      2,943,500
                                                               --------------
             FINANCE & BANKING-- 0.9%
  1,300,000  Capital One Bank, 6.875%, 2/01/2006   Baa2    BBB-     1,271,868
                                                               --------------
             GOVERNMENT-- 1.4%
    800,000  United States Treasury Bonds,
             6.125%, 11/15/2027 .................  Aaa     AAA        823,496
  1,200,000  United States Treasury Bonds,
             5.500%, 8/15/2028 ..................  Aaa     AAA      1,136,436
                                                               --------------
                                                                    1,959,932
                                                               --------------
             HOTELS & MOTELS-- 2.0%
  3,000,000  La Quinta Inns, Inc., 7.400%,
             9/15/2005 ..........................  Ba3     BB-      2,805,000
                                                               --------------
             HOTELS & RESTAURANTS-- 0.7%
    950,000  Tricon Global Restaurants, Inc.,
             8.500%, 4/15/2006 ..................  Ba1     BB         971,375
                                                               --------------
             INDUSTRIALS-- 2.3%
  2,505,000  AMERCO, 7.850%, 5/15/2003 ..........  Ba1     BBB      2,463,367
    800,000  TRW, Inc., 7.625%, 3/15/2006 .......  Baa2    BBB        827,208
                                                               --------------
                                                                    3,290,575
                                                               --------------
             MORTGAGES-- 8.5%
  2,700,000  Federal National Mortgage
             Association, 7.125%, 2/15/2005 .....  Aaa     AAA      2,860,731
  1,175,000  Federal National Mortgage
             Association, 6.375%, 6/15/2009 .....  Aaa     AAA      1,198,688
  1,192,064  Federal National Mortgage
             Association, 6.000%, 5/01/2016 .....  Aaa     AAA      1,174,183
  1,196,301  Federal National Mortgage
             Association, 6.000%, 5/01/2031        Aaa     AAA      1,148,066
  5,500,000  Federal National Mortgage
             Association, 7.500%, 12/01/2099 ....  Aaa     AAA      5,611,705
                                                               --------------
                                                                   11,993,373
                                                               --------------
             REAL ESTATE INVESTMENT TRUSTS-- 0.9%
  1,775,000  National Health Investors, Inc.,
             7.300%, 7/16/2007 ..................  B2      B+       1,242,500
                                                               --------------
             TELECOMMUNICATIONS-- 3.0%
    555,000  Global Crossings Holdings, Ltd.,
             9.625%, 5/15/2008 ..................  Ba2     BB         438,450
  1,600,000  Sprint Spectrum, LP (e),
             1.000%, 8/15/2006 ..................  Baa2    BBB+     1,675,024
    955,000  Williams Communications Group, Inc.,
             10.875%, 10/01/2009 ................  B2      B+         382,000
  1,750,000 WorldCom, Inc., 8.000%, 5/15/2006 ...  A3      BBB+     1,820,595
                                                               --------------
                                                                    4,316,069
                                                               --------------
             Total Bonds and Notes
             (Identified Cost $44,986,112) ......                  43,545,633
                                                               --------------

PRINCIPAL
  AMOUNT     DESCRIPTION
------------------------------------------------------------------------------
SHORT TERM INVESTMENTS-- 5.3%
$ 2,373,000  Repurchase Agreement with
             State Street Bank and Trust Co.
             dated 6/29/2001 at 2.75%
             to be repurchased at $2,373,544
             on 7/02/2001, collateralized by
             $2,055,000 U.S. Treasury Bond,
             7.500%, due 11/15/2016
             valued at $2,424,160 ............................ $    2,373,000
  5,122,000  Repurchase Agreement with State
             Street Bank and Trust Co. dated
             6/29/2001 at 2.75% to be repurchased
             at $5,123,174 on 7/02/2001,
             collateralized by $4,430,000 U.S.
             Treasury Bond, 7.500%, due 11/15/2016
             valued at $5,225,805 ............................      5,122,000
                                                               --------------
             Total Short Term Investment
             (Identified Cost $7,495,000) ....................      7,495,000
                                                               --------------
             Total Investments-- 100.7%
             (Identified Cost $143,997,303) (b) ..............    142,243,550
             Other assets less liabilities ...................     (1,040,398)
                                                               --------------
             Total Net Assets-- 100% ......................... $  141,203,152
                                                               ==============

(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2001 the net unrealized depreciation
      on investments based on cost of $143,997,303 for
      federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value over
      tax cost ............................................... $    5,596,343
      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost
      over value .............................................     (7,350,096)
                                                               --------------
      Net unrealized depreciation ............................ $   (1,753,753)
                                                               ==============

      At December 31, 2000, the Fund had a capital loss carryover of approximately $15,926,671 which expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

      For the year ended December 31, 2000, the Fund has elected to defer $2,740,982 of capital losses attributable to Post-October losses.

(c)   Non-income producing security.
(d) The ratings shown are believed to be the most recent ratings available at June 30, 2001. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2001. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(e) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                 LARGE CAP VALUE FUND - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

INVESTMENTS AS OF JUNE 30, 2001
(UNAUDITED)

 SHARES      DESCRIPTION                                           VALUE (a)
------------------------------------------------------------------------------

COMMON STOCK-- 99.4% OF TOTAL NET ASSETS

             AEROSPACE-- 1.1%
      6,500  Honeywell International, Inc. ................... $      227,435
                                                               --------------
             BANKS-- 4.4%
      4,000  Bank of America Corp. ...........................        240,120
     14,000  Mellon Financial Corp. ..........................        644,000
                                                               --------------
                                                                      884,120
                                                               --------------
             BROADCAST MEDIA-- 1.9%
     13,000  The Walt Disney Co. .............................        375,570
                                                               --------------
             BUSINESS SERVICES-- 4.7%
      3,800  Electronic Data Systems Corp. ...................        237,500
      5,100  The Interpublic Group of Companies, Inc. ........        149,685
     18,000  Waste Management, Inc. ..........................        554,760
                                                               --------------
                                                                      941,945
                                                               --------------
             CHEMICALS-- 1.4%
      6,000  E.l. du Pont de Nemours & Co. ...................        289,440
                                                               --------------
             COMMUNICATION SERVICES-- 6.2%
     10,000  AT&T Corp. ......................................        220,000
      9,500  BellSouth Corp. .................................        382,565
      9,516  Verizon Communications, Inc. ....................        509,106
      8,500  WorldCom, Inc. (c) ..............................        126,650
        340  Worldcom, Inc. Georgia ..........................          5,746
                                                               --------------
                                                                    1,244,067
                                                               --------------
             COMPUTERS & BUSINESS EQUIPMENT-- 4.5%
      4,400  Applied Materials, Inc. (c) .....................        225,280
     12,100  Dell Computer Corp. (c) .........................        321,860
      7,000  Hewlett-Packard Co. .............................        200,200
     10,000  Motorola, Inc. ..................................        165,600
                                                               --------------
                                                                      912,940
                                                               --------------
             DOMESTIC OIL-- 4.5%
      8,400  Exxon Mobil Corp. ...............................        733,740
      3,500  Mitchell Energy & Development Corp. .............        161,875
                                                               --------------
                                                                      895,615
                                                               --------------
             ELECTRIC UTILITIES-- 3.2%
     16,600  Duke Power Co. ..................................        647,566
                                                               --------------
             FINANCIAL SERVICES-- 17.0%
     17,200  Citigroup, Inc. .................................        908,848
      9,000  Fannie Mae ......................................        766,350
     19,900  J.P. Morgan & Co., Inc. .........................        887,540
     11,400  Merrill Lynch & Co., Inc. .......................        675,450
      2,000  The Goldman Sachs Group, Inc. ...................        171,600
                                                               --------------
                                                                    3,409,788
                                                               --------------
             FOOD & BEVERAGES-- 5.5%
      6,600  Kraft Foods, Inc. (c) ...........................        204,600
      6,300  PepsiCo, Inc. ...................................        278,460
      6,800  Quaker Oats Co. .................................        620,500
                                                               --------------
                                                                    1,103,560
                                                               --------------
             FOREST PRODUCTS-- 0.9%
      3,300  Weyerhaeuser Co. ................................        181,401
                                                               --------------
             HEALTH CARE-- 3.4%
     15,000  HCA Inc. ........................................        677,850
                                                               --------------
             HEALTH CARE-DRUGS-- 8.4%
     11,800  Baxter International, Inc. ......................        578,200
      7,400  Johnson & Johnson, Inc. .........................        370,000
      4,600  Merck & Co. .....................................        293,986
     12,200  Schering-Plough Corp. ...........................        442,128
                                                               --------------
                                                                    1,684,314
                                                               --------------
             INSURANCE-- 15.4%
     21,000  ACE, Ltd. .......................................        820,890
     17,400  American General Corp. ..........................        808,230
      7,500  American International Group, Inc. ..............        645,000
      5,300  Chubb Corp. .....................................        410,379
      9,800  Radian Group, Inc. ..............................        396,410
                                                               --------------
                                                                    3,080,909
                                                               --------------
             INTERNATIONAL OIL-- 4.8%
      7,200  BP Amoco PLC (ADR) ..............................        358,920
     12,000  Shell Transport & Trading Co. (ADR) .............        604,080
                                                               --------------
                                                                      963,000
                                                               --------------
             OFFICE FURNISHINGS & SUPPLIES-- 1.4%
      5,400  Avery Dennison Corp. ............................        275,670
                                                               --------------
             PAPER-- 1.3%
      4,600  Kimberly-Clark Corp. ............................        257,140
                                                               --------------
             REAL ESTATE INVESTMENT TRUSTS-- 5.0%
     19,400  Duke-Weeks Realty Corp. .........................        482,090
      9,100  Equity Residential Properties Trust .............        514,605
                                                               --------------
                                                                      996,695
                                                               --------------
             RETAIL-- 2.3%
     18,100  Family Dollar Stores, Inc. ......................        463,903
                                                               --------------
             TOBACCO-- 2.1%
      8,500  Philip Morris Companies, Inc. ...................        431,375
                                                               --------------
             TRANSPORTATION-- 0.0%
         86  Seabulk International, Inc. (c) .................            430
         54  Seabulk International, Inc. (c) .................             20
                                                               --------------
                                                                          450
                                                               --------------
             Total Common Stock (Identified Cost $18,465,553)      19,944,753
                                                               --------------

 PRINCIPAL
  AMOUNT      DESCRIPTION
------------------------------------------------------------------------------
SHORT TERM INVESTMENT-- 0.6%
$   123,000  Repurchase Agreement with State Street  Bank
             and Trust Co. dated 6/29/2001 at 2.75% to be
             repurchased at $123,028 on 7/02/01,
             collateralized by $100,000 U.S. Treasury Bond,
             8.125%, due 5/15/2021  valued at $127,275 ....... $      123,000
                                                               --------------
             Total Short Term Investment
             (Identified Cost $123,000) ......................        123,000
                                                               --------------
             Total Investments-- 100.0%
             (Identified Cost $18,588,553) (b) ...............     20,067,753
             Other assets less liabilities ...................          3,612
                                                               --------------
             Total Net Assets-- 100% ......................... $   20,071,365
                                                               ==============

(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2001 the net unrealized appreciation on
      investments based on cost of $18,588,553 for federal
      income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value over
      tax cost ............................................... $    2,831,881
      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost
      over value .............................................     (1,352,681)
                                                               --------------
      Net unrealized depreciation ............................ $    1,479,200
                                                               ==============

     At December 31, 2000 the Fund had a capital loss carryover of approximately $702,097 of which $238,648 expires on December 31, 2007 and $463,449 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2000, the Fund has elected to defer $207,165 of capital losses attributable to Post-October losses.
(C)  Non-income producing security
ADR- An American Depositary Receipt is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                 MID CAP GROWTH FUND - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of June 30, 2001
(Unaudited)

 SHARES      DESCRIPTION                                           VALUE (a)
------------------------------------------------------------------------------
COMMON STOCK-- 90.0% OF TOTAL NET ASSETS
             BANKS-- 1.2%
      1,250  Investors Financial Services Corp. .............. $       84,275
                                                               --------------
             BROADCAST MEDIA-- 3.3%
      5,000  Cox Radio, Inc. (c) .............................        139,250
      2,350  Univision Communications, Inc. ..................        100,533
                                                               --------------
                                                                      239,783
                                                               --------------
             CHEMICALS-- 1.3%
      1,550  Cabot Microelectronics Corp. (c) ................         97,247
                                                               --------------
             COMMUNICATION SERVICES-- 0.9%
      1,600  Triton PCS Holdings, Inc. .......................         64,320
                                                               --------------
             COMPUTER SOFTWARE & SERVICES-- 4.9%
      2,000  Electronic Arts, Inc. (c) .......................        115,100
      2,250  Manugistics Group, Inc. (c) .....................         58,298
      1,650  Mercury Interactive Corp. (c) ...................        100,930
      1,650  Synopsys, Inc. (c) ..............................         78,210
                                                               --------------
                                                                      352,538
                                                               --------------
             COMPUTERS & BUSINESS EQUIPMENT-- 4.5%
      1,650  CDW Computer Centers, Inc. (c) ..................         65,258
      3,000  Lam Research Corp. (c) ..........................         89,490
      3,550  Mcdata Corp. ....................................         70,822
      3,150  Research in Motion, Ltd. ........................        101,556
                                                               --------------
                                                                      327,126
                                                               --------------
             DRUGS & HEALTHCARE-- 16.0%
      2,350  Abgenix, Inc. (c) ...............................        103,541
      1,500  Biovail Corp. (c) ...............................         65,250
        700  Cephalon, Inc. (c) ..............................         50,085
      1,500  COR Therapeutics, Inc. (c) ......................         45,600
        900  Enzon, Inc. (c) .................................         55,665
      1,750  Express Scripts, Inc. (c) .......................         97,125
      1,400  Gilead Sciences, Inc. (c) .......................         82,950
      1,250  ICOS Corp. (c) ..................................         79,000
      1,350  IDEC Pharmaceuticals Corp. (c) ..................         87,939
      2,250  ImClone Systems, Inc. (c) .......................        116,100
      2,250  King Pharmaceuticals, Inc. (c) ..................        120,938
      1,700  Laboratory Corp. ................................        130,730
        950  MedImmune, Inc. (c) .............................         45,163
        900  Protein Design Labs, Inc. .......................         75,600
                                                               --------------
                                                                    1,155,686
                                                               --------------
             EDUCATION-- 1.4%
      2,350  Apollo Group (c) ................................         99,288
                                                               --------------
             ELECTRONICS-SEMICONDUCTORS-- 17.6%
      3,700  Cree Research, Inc. (c) .........................         98,790
      6,600  Foundry Networks, Inc. (c) ......................        128,700
      2,950  Integrated Device Technology, Inc. (c) ..........         91,155
      4,000  Intersil Holding Corp. (c) ......................        137,000
      2,400  KLA-Tencor Corp. (c) ............................        141,216
      2,500  LSI Logic Corp. (c) .............................         47,000
      3,700  Marvell Technology Group, Ltd. ..................        100,085
      2,250  Novellus Systems, Inc. ..........................        125,302
      2,800  QLogic Corp. ....................................        180,236
      3,850  RF Micro Devices, Inc. ..........................        101,948
      3,750  Semtech Corp. ...................................        117,000
                                                               --------------
                                                                    1,268,432
                                                               --------------
             ENERGY-- 3.5%
        950  Ballard Power Systems, Inc. (c) .................         44,365
      2,350  Calpine Corp. (c) ...............................         88,830
      2,800  Capstone Turbine Corp. (c) ......................         61,600
      1,650  Mirant Corp. ....................................         56,760
                                                               --------------
                                                                      251,555
                                                               --------------
             FINANCIAL SERVICES-- 1.6%
      2,250  Lincoln National Corp., Inc. ....................        116,438
                                                               --------------
             HEALTH CARE-MEDICAL TECHNOLOGY-- 4.3%
      4,950  Cytyc Corp. (c) .................................        113,998
      1,550  Human Genome Sciences, Inc. (c) .................         92,876
      1,350  Quest Diagnostics, Inc. .........................        101,048
                                                               --------------
                                                                      307,922
                                                               --------------
             INDUSTRIAL SERVICES-- 1.5%
      2,700  Shaw Group, Inc. ................................        108,270
                                                               --------------
             LEISURE & LODGING-- 3.1%
      3,500  Harrahs Entertainment, Inc. (c) .................        123,550
      2,000  Hotel Reservations Network, Inc. (c) ............         98,000
                                                               --------------
                                                                      221,550
                                                               --------------
             OIL & GAS-EXPLORATION & PRODUCTION-- 3.0%
      3,600  BJ Services Co. (c) .............................        102,168
      1,300  Devon Energy Corp. ..............................         68,250
      1,750  National-Oilwell, Inc. (c) ......................         46,900
                                                               --------------
                                                                      217,318
                                                               --------------
             RETAIL-CLOTHING-- 1.4%
      2,800  American Eagle Outfitters, Inc. (c) .............        102,928
                                                               --------------
             RETAIL-SPECIALTY-- 2.3%
      2,250  Bed Bath & Beyond, Inc. (c) .....................         68,670
      2,500  Williams-Sonoma, Inc. ...........................         97,050
                                                               --------------
                                                                      165,720
                                                               --------------
             SOFTWARE-- 9.1%
      2,450  Macrovision Corp. ...............................        165,865
      2,800  Openwave Systems, Inc. ..........................         91,115
      3,700  Quest Software, Inc. ............................        139,934
      9,000  TIBCO Software, Inc. ............................        123,750
      2,350  VeriSign, Inc. (c) ..............................        136,417
                                                               --------------
                                                                      657,081
                                                               --------------
             TELECOMMUNICATIONS-EQUIPMENT-- 9.1%
      2,800  Brocade Communications Systems, Inc. (c) ........        121,520
      3,650  Emulex Corp. (c) ................................        142,423
      4,100  Extreme Networks, Inc. (c) ......................        117,465
      6,550  Finisar Corp. (c) ...............................        122,092
      2,750  ONI Systems Corp. ...............................         74,885
      3,500  Sonus Networks, Inc. ............................         78,400
                                                               --------------
                                                                      656,785
                                                               --------------
             Total Common Stock (Identified Cost $6,455,348)        6,494,262
                                                               --------------

 PRINCIPAL
  AMOUNT     DESCRIPTION
------------------------------------------------------------------------------
SHORT TERM INVESTMENT-- 10.0%
$   722,000  Repurchase Agreement with State Street Bank
             and Trust Co. dated 6/29/2001 at 2.75% to be
             repurchased at$722,165 on 7/02/01,
             collateralized by $625,000 U.S. Treasury Bond,
             7.500%, due 11/15/2016 valued at $737,275 .......      $ 722,000
                                                               --------------
             Total Short Term Investment
             (Identified Cost $722,000) ......................        722,000
                                                               --------------
             Total Investments-- 100.3%
             (Identified Cost $7,177,348) (b).................      7,216,262
             Other assets less liabilities ...................             99
                                                               --------------
             Total Net Assets-- 100% ......................... $    7,216,361
                                                               ==============

(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2001 the net unrealized
      appreciation on investments based on cost of
      $7,177,348 for federal income tax purposes was
      as follows: Aggregate gross unrealized
      appreciation for all investments in which there
      is an excess of value over tax cost..................... $      385,509
      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value ........................................       (346,595)
                                                               --------------
      Net unrealized appreciation ............................ $       38,914
                                                               ==============

(c)   Non-income producing security.

  See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      SELECT FUND - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of June 30, 2001
(Unaudited)


 SHARES      DESCRIPTION                                          VALUE (a)
------------------------------------------------------------------------------

COMMON STOCK-- 92.4% OF TOTAL NET ASSETS
             AUTO & RELATED-- 4.5%
     98,100  Ford Motor Co. .................................. $    2,408,355
                                                               --------------
             BROADCASTING-- 2.3%
     69,900  AT&T Corp., Liberty Media Group (c) .............      1,222,551
                                                               --------------
             BUSINESS SERVICES-- 6.8%
     25,400  First Data Corp. ................................      1,631,950
     65,000  Waste Management, Inc. ..........................      2,003,300
                                                               --------------
                                                                    3,635,250
                                                               --------------
             COMPUTER SOFTWARE & SERVICES-- 8.8%
     37,700  Electronic Data Systems Corp. ...................      2,356,250
    447,900  Novell, Inc. (c) ................................      2,338,038
                                                               --------------
                                                                    4,694,288
                                                               --------------
             CONSUMER GOODS & SERVICES-- 4.4%
     59,500  Black & Decker Corp. ............................      2,347,870
                                                               --------------
             ENERGY-- 7.9%
     83,600  Energizer Holdings, Inc. (c) ....................      1,918,620
     48,300  TXU Corp. .......................................      2,327,577
                                                               --------------
                                                                    4,246,197
                                                               --------------
             FINANCIAL SERVICES-- 18.7%
     35,220  H & R Block, Inc. ...............................      2,273,451
    204,800  Washington Mutual, Inc. .........................      7,690,240
                                                               --------------
                                                                    9,963,691
                                                               --------------
             FOOD-RETAILERS/WHOLESALERS-- 4.4%
     93,600  The Kroger Co. (c) ..............................      2,340,000
                                                               --------------
             LEISURE-- 3.1%
     69,000  Brunswick Corp. .................................      1,658,070
                                                               --------------
             MEDICAL PRODUCTS & SUPPLIES-- 3.5%
     35,700  Chiron Corp. (c) ................................      1,859,256
                                                               --------------
             OIL & GAS-EXPLORATION & PRODUCTION-- 4.5%
     60,800  Burlington Resources, Inc. ......................      2,428,960
                                                               --------------
             PUBLISHING-- 4.7%
     42,330  Knight-Ridder, Inc. .............................      2,510,169
                                                               --------------
             RESTAURANTS-- 3.8%
     46,600  Tricon Global Restaurants, Inc. (c) .............      2,045,740
                                                               --------------
             RETAIL-CLOTHING-- 2.3%
     24,200  Liz Claiborne, Inc. .............................      1,220,890
                                                               --------------
             RETAIL-DEPARTMENT STORE-- 4.1%
     83,600  J.C. Penney, Inc. ...............................      2,203,696
                                                               --------------
             TELECOMMUNICATIONS-- 8.6%
    111,300  AT&T Corp. ......................................      2,448,600
     99,400  Sprint Corp. ....................................      2,123,184
                                                               --------------
                                                                    4,571,784
                                                               --------------
             Total Common Stock (Identified Cost $46,631,462)       9,356,767
                                                               --------------

 PRINCIPAL
  AMOUNT     DESCRIPTION
------------------------------------------------------------------------------
SHORT TERM INVESTMENTS-- 7.6%
$ 4,045,000  Repurchase Agreement with State Street Bank and
             Trust Co. dated 6/29/2001 at 3.85% to be
             repurchased at $4,046,298 on 7/02/01,
             collateralized by $3,860,000 U.S. Treasury Bond,
             6.250%, due 8/15/2023 valued at $4,127,826 ...... $    4,045,000
                                                               --------------
             Total Short Term Investment
             (Identified Cost $4,045,000) ....................      4,045,000
                                                               --------------
             Total Investments-- 100.0%
             (Identified Cost $50,676,462) (b)................     53,401,767
             Other assets less liabilities ...................        (12,971)
                                                               --------------
             Total Net Assets-- 100% ......................... $   53,388,796
                                                               ==============

(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2001 the net unrealized appreciation on
      investments based on cost of $50,676,462 for federal
      income tax purposes was as follows: Aggregate gross
      unrealized appreciation for all investments in which
      there is an excess of value over tax cost .............. $    3,269,479
      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost
      over value .............................................       (544,174)
                                                               --------------
     Net unrealized appreciation ............................. $    2,725,305
                                                               ==============
(c)  Non-income producing security.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                     BULLSEYE FUND- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of June 30, 2001
(Unaudited)

 SHARES      DESCRIPTION                                           VALUE (a)
------------------------------------------------------------------------------
COMMON STOCK-- 92.7% OF TOTAL NET ASSETS
             AIRLINES-- 9.8%
     26,500  AMR Corp. (c) ................................... $      957,445
     40,000  Southwest Airlines ..............................        739,600
                                                               --------------
                                                                    1,697,045
                                                               --------------
             COMMUNICATION SERVICES-- 24.7%
     19,500  Comcast Corp. (c) ...............................        846,300
     22,000  Cox Communications, Inc. (c) ....................        974,600
     20,000  Scientific-Atlanta, Inc. ........................        812,000
     28,000  The Interpublic Group of Companies, Inc. ........        821,800
     28,000  The Walt Disney Co. .............................        808,920
                                                               --------------
                                                                    4,263,620
                                                               --------------
             COMPUTER HARDWARE-- 3.8%
     23,600  SanDisk Corp. (c) ...............................        653,720
                                                               --------------
             COMPUTER SOFTWARE & SERVICES-- 5.0%
     25,000  Computer Sciences Corp. (c) .....................        865,000
                                                               --------------
             COMPUTERS & BUSINESS EQUIPMENT-- 3.2%
     90,000  Palm, Inc. (c) ..................................        545,850
                                                               --------------
             ELECTRONICS-- 9.9%
     25,000  Cognex Corp. (c) ................................        744,750
     28,000  Intersil Holding Corp. (c) ......................        959,000
                                                               --------------
                                                                    1,703,750
                                                               --------------
             HEALTH CARE-DRUGS-- 9.7%
     21,500  Pfizer, Inc. ....................................        861,075
     17,850  Pharmacia Corp. .................................        820,207
                                                               --------------
                                                                    1,681,282
                                                               --------------
             INSURANCE-- 4.6%
     23,000  Protective Life Corp. ...........................        790,510
                                                               --------------
             MINING-- 2.9%
     27,000  Newmont Mining Corp. ............................        502,470
                                                               --------------
             PAPER & FOREST PRODUCTS-- 4.5%
     14,000  Kimberly-Clark Corp. ............................        782,600
                                                               --------------
             RETAIL-- 5.8%
     55,000  Blockbuster, Inc. ...............................      1,003,750
                                                               --------------
             SERVICES-DATA PROCESSING-- 4.5%
     12,000  First Data Corp. ................................        771,000
                                                               --------------
             SOFTWARE-- 4.3%
     35,000  WebMethods, Inc. (c) (d) ........................        737,450
                                                               --------------
             Total Common Stock (Identified Cost $17,945,136)      15,998,047
                                                               --------------

 PRINCIPAL
  AMOUNT     DESCRIPTION
------------------------------------------------------------------------------
SHORT TERM INVESTMENT-- 6.9%
$ 1,191,000  Repurchase Agreement with State Street Bank and
             Trust Co. dated 6/29/2001 at 2.75% to be
             repurchased at $1,191,273 on 7/02/01,
             collateralized by $1,030,000 U.S. Treasury Bond,
             7.500%, due 11/15/2016 valued at $1,215,029 ..... $    1,191,000
                                                               --------------
             Total Short Term Investment
             (Identified Cost $1,191,000) ....................      1,191,000
                                                               --------------
             Total Investments-- 99.6%
             (Identified Cost $19,136,136) (b) ...............     17,189,047
             Other assets less liabilities ...................         65,357
                                                               --------------
             Total Net Assets-- 100% ......................... $   17,254,404
                                                               ==============

(a)   See Note 2a of Notes to Financial Statements
(b)   Federal Tax Information:
     At June 30, 2001 the net unrealized depreciation on
     investments based on cost of $19,136,136 for federal
     income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over
     tax cost ................................................ $    1,103,647
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost
     over value ..............................................     (3,050,736)
                                                               --------------
     Net unrealized depreciation ............................. $   (1,947,089)
                                                               ==============

(c)   Non-income producing security.
(d) All or a portion of this security was on loan to brokers at June 30, 2001.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
              INTERNATIONAL EQUITY FUND - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of June 30, 2001
(Unaudited)

 SHARES      DESCRIPTION                                           VALUE (a)
------------------------------------------------------------------------------

COMMON STOCK-- 95.8% OF TOTAL INVESTMENTS
             AUSTRALIA-- 4.8%
     22,300  Commonwealth Bank of Australia .................. $      388,426
    256,200  Foster's Brewing Group, Ltd. ....................        716,098
     21,300  National Australia Bank, Ltd. ...................        380,807
    138,100  QBE Insurance Group, Ltd. .......................        831,872
     36,200  Rio Tinto, Ltd. .................................        630,354
     49,300  Wesfarmers, Ltd. ................................        681,694
                                                               --------------
                                                                    3,629,251
                                                               --------------
             BELGIUM-- 1.1%
     30,200  Interbrew (c) ...................................        808,738
                                                               --------------
             BRAZIL-- 1.0%
     19,773  Embraer Empresa Brasileira De ...................        772,136
                                                               --------------
             CANADA-- 6.8%
     43,500  Anderson Exploration, Ltd. (c) ..................        878,542
     47,500  Bombardier, Inc., Class B .......................        713,627
     18,500  Canadian Pacific, Ltd. ..........................        714,839
     28,100  Petro-Canada ....................................        666,949
     19,900  Precision Drilling Corp. ........................        620,892
     24,000  Royal Bank of Canada ............................        768,107
     64,300  TransCanada Pipelines, Ltd. .....................        794,429
                                                               --------------
                                                                    5,157,385
                                                               --------------
             DENMARK-- 3.4%
     50,900  Danske Bank A/S .................................        915,342
     37,500  Novo Nordisk A/S (c) ............................      1,660,312
                                                               --------------
                                                                    2,575,654
                                                               --------------
             FINLAND-- 0.9%
     27,900  Nokia OYJ .......................................        632,946
                                                               --------------
             FRANCE-- 10.3%
     18,800  Accor SA ........................................        794,213
     12,700  Aventis SA ......................................      1,014,914
     13,300  Carrefour SA ....................................        704,443
      7,300  Coflexip SA .....................................      1,057,872
     45,575  JC Decaux SA (c) ................................        610,236
     48,300  Orange SA (c) ...................................        392,945
     11,700  STMicroelectronics NV ...........................        397,800
      6,440  TotalFinaElf SA .................................        902,683
     23,500  Vivendi Environnemt .............................        989,978
     15,900  Vivendi Universal SA ............................        927,716
                                                               --------------
                                                                    7,792,800
                                                               --------------
             GERMANY-- 2.7%
      3,400  Allianz AG ......................................        993,338
      3,700  Muenchener Rueckversicherungs-
             Gesellschaft AG .................................      1,032,228
                                                               --------------
                                                                    2,025,566
                                                               --------------
             HONG KONG-- 3.2%
    140,000  China Mobile (Hong Kong), Ltd. (c) ..............        737,711
    611,000  Cnooc, Ltd. (c) .................................        583,598
     17,600  Dah Sing Financial Group ........................         90,936
    782,000  Huaneng Power International, Inc. ...............        478,737
     60,000  Sun Hung Kai Properties, Ltd., 144A .............        540,398
                                                               --------------
                                                                    2,431,380
                                                               --------------
             INDIA-- 0.8%
     33,500  Dr. Reddy's Laboratories, Ltd. (c) ..............        621,425
                                                               --------------
             IRELAND-- 4.3%
    210,300  Anglo Irish Bank Corp., 144A ....................        800,202
     27,500  Elan Corp., PLC (ADR) (c) .......................      1,677,500
     70,800  Ryanair Holdings PLC ............................        734,993
                                                               --------------
                                                                    3,212,695
                                                               --------------
             ISRAEL-- 0.6%
      7,600  Teva Pharmaceutical Industries, Ltd. (ADR) ......        471,580
                                                               --------------
             ITALY-- 2.1%
     64,450  Eni SpA .........................................        786,501
     61,700  Riunione Adriatica di Sicurta SpA ...............        759,217
                                                               --------------
                                                                    1,545,718
                                                               --------------
             JAPAN-- 20.4%
     15,000  Canon, Inc. .....................................        606,206
    103,000  Daiwa House Industry Co., Ltd. ..................        807,746
     21,000  Fuji Photo Film Co. .............................        905,942
     48,000  Hitachi, Ltd. ...................................        471,494
     19,000  Honda Motor Co. .................................        834,897
    107,200  JGC Corp. .......................................        893,978
     15,800  Kirin Beverage ..................................        335,739
     43,000  Marui Co., Ltd. .................................        620,640
     16,500  Matsumotokiyoshi Co., Ltd. ......................        636,396
    255,000  Mitsui O.S.K. Lines, Ltd. .......................        748,376
     23,000  NEC Corp. .......................................        310,761
      5,900  Nintendo Co. ....................................      1,073,932
    206,000  Nishimatsu Construction Co., Ltd. ...............        796,183
     84,000  Nissan Motor Co., Ltd. ..........................        579,937
         38  NTT DoCoMo, Inc. ................................        661,214
      6,000  Orix Corp. ......................................        583,594
     28,000  Ricoh Co. .......................................        603,961
      5,930  Shohkoh Fund & Co. ..............................        969,076
     11,800  Sony Corp. ......................................        775,880
      9,400  Takefuji Corp. ..................................        853,997
    140,000  Teijin ..........................................        786,946
     30,000  The Nomura Securities Co., Ltd. .................        574,934
                                                               --------------
                                                                   15,431,829
                                                               --------------
             NETHERLANDS-- 6.8%
     22,500  ASM Lithography Holding NV (c) ..................        504,000
     44,269  Fortis NV .......................................      1,077,452
     18,325  Heineken NV (c) .................................        739,671
     16,300  ING Groep NV ....................................      1,066,397
     27,600  Koninklijke Ahold NV (c) ........................        865,416
     15,460  Royal Dutch Petroleum Co. .......................        890,645
                                                               --------------
                                                                    5,143,581
                                                               --------------
             PORTUGAL-- 1.2%
    124,855  Portugal Telecom, SGPS, SA ......................        871,861
                                                               --------------
             SINGAPORE-- 0.6%
    111,480  Datacraft Asia, Ltd. ............................        454,838
                                                               --------------
             SOUTH AFRICA-- 0.7%
    127,400  Standard Bank Investment Corp., Ltd. ............        555,399
                                                               --------------
             SOUTH KOREA-- 0.9%
      2,300  Samsung Electronics .............................        339,562
     12,470  Samsung Securities Co., Ltd. ....................        354,779
                                                               --------------
                                                                      694,341
                                                               --------------
             SPAIN-- 2.4%
     42,400  Endesa SA .......................................        676,956
     48,700  Grupo Ferrovial, SA .............................        805,606
     28,613  Telefonica SA (ADR) .............................        353,052
                                                               --------------
                                                                    1,835,614
                                                               --------------
             SWITZERLAND-- 3.4%
      4,100  Nestle SA .......................................        871,806
      1,540  Synthes-Stratec, Inc. ...........................        945,516
      5,300  UBS AG ..........................................        759,672
                                                               --------------
                                                                    2,576,994
                                                               --------------
             UNITED KINGDOM-- 17.4%
    164,600  Allied Domecq PLC ...............................      1,027,481
     26,400  Anglo American PLC ..............................        395,958
    122,500  BHP Billiton PLC ................................        611,141
    112,100  BP PLC ..........................................        922,753
    125,900  British Telecom PLC .............................        792,553
    112,500  Capita Group PLC ................................        732,756
    140,400  Compass Group .. 1,125,057
     92,600  Diageo PLC ......................................      1,017,187
     34,900  Glaxosmithkline .................................        982,993
     45,600  Royal Bank of Scotland Group PLC ................      1,006,303
     94,200  Shire Pharmaceuticals Group PLC .................      1,716,644
     73,400  Standard Chartered PLC ..........................        941,694
    265,700  Tesco ...........................................        959,785
    427,646  Vodafone Group PLC ..............................        948,550
                                                               --------------
                                                                   13,180,855
                                                               --------------
             Total Common Stock (Identified Cost $72,742,595)      72,422,586
                                                               --------------

 PRINCIPAL
  AMOUNT     DESCRIPTION
------------------------------------------------------------------------------
SHORT TERM INVESTMENTS-- 5.7%
$    27,000  Repurchase Agreement with State Street Bank and
             Trust Co. dated 6/29/2001 at 2.75% to be
             repurchased at $27,006 on 7/02/01, collateralized
             by $25,000 U.S. Treasury Bond, 7.500%, due
             2/15/2005 valued at $27,901 .....................         27,000
  4,320,000  Repurchase Agreement with State Street Bank and
             Trust Co. dated 6/29/2001 at 2.75% to be
             repurchased at $4,320,990 on 7/02/01,
             collateralized by $3,740,000 U.S. Treasury Bond,
             7.500%, due 11/15/2016 valued at $4,411,854 .....      4,320,000
                                                               --------------
             Total Short Term Investments
             (Identified Cost $4,347,000) ....................      4,347,000
                                                               --------------
             Total Investments-- 101.5%
             (Identified Cost $77,089,595 ....................     76,769,586
             Other assets less liabilities ...................     (1,170,215)
                                                               --------------
             Total Net Assets-- 100% ......................... $   75,599,371
                                                               ==============

(a)  See Note 2a of Notes to Financial Statements
(b)  Federal Tax Information:
     At June 30, 2001 the net unrealized appreciation on
     investments based on cost of $77,089,595 for federal
     income tax purposes was as follows: Aggregate gross
     unrealized appreciation for all investments in which
     there is an excess of value over tax cost ............... $    3,599,748
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost
     over value ..............................................     (3,919,757)
                                                               --------------
     Net unrealized appreciation ............................. $     (320,009)
                                                               ==============
(c)  Non-income producing security.
ADR An American Depositary Receipt is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
144A Securities exempt from registration under Rule 144A of the Securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,340,600 or 1.8% of net assets.

INDUSTRY HOLDINGS AT JUNE 30, 2001
   Drugs & Healthcare                   10.7%
   Banks                                 8.7%
   Food & Beverages                      7.3%
   Financial Services                    7.3%
   Oil & Gas - Exploration & Production  5.5%
   Oil & Gas                             4.2%
   Retail - Grocery                      4.2%
   Utilities                             3.9%
   Electronics                           3.9%
   Telecommunications - Cellular         3.6%
   Construction                          3.3%
   Telecommunications                    2.7%
   Hotels & Restaurants                  2.5%
   Financial - Consumer/Diversified      2.4%
   Metals & Mining                       2.2%
   Media & Entertainment                 2.0%
   Aerospace                             2.0%
   Other, less than 2.0% each           23.6%

                See accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
                                               STATEMENTS OF ASSETS & LIABILITIES
------------------------------------------------------------------------------------------------------------------------------

June 30, 2001
(Unaudited)

                                                                         CAPITAL GROWTH         GROWTH          GROWTH AND
                                                                              FUND               FUND           INCOME FUND
                                                                         ---------------    ---------------    ---------------
ASSETS
  Investments at cost ................................................   $   176,449,079    $ 1,173,619,931    $   414,593,341
  Net unrealized appreciation (depreciation) .........................        (8,961,427)        86,462,619          6,249,627
                                                                         ---------------    ---------------    ---------------
   Investments at value ..............................................       167,487,652      1,260,082,550        420,842,968
  Cash ...............................................................               348              1,231                 39
  Foreign cash at value (identified cost $95,101) ....................              --                 --                 --
  Investments held as collateral for loaned securities ...............         4,303,946               --                 --
  Receivable for Fund shares sold ....................................            38,415             91,010            175,500
  Receivable for securities sold .....................................              --           25,463,578          2,130,054
  Dividends and interest receivable ..................................            22,339          1,335,005            315,549
  Tax reclaims receivable ............................................              --                 --                 --
  Receivable from investment adviser .................................              --                 --                 --
  Securities lending income receivable ...............................             4,777               --                 --
  Unamortized organization expense ...................................              --                 --                 --
                                                                         ---------------    ---------------    ---------------
   TOTAL ASSETS ......................................................       171,857,477      1,286,973,374        423,464,110
                                                                         ---------------    ---------------    ---------------

LIABILITIES
  Collateral on securities loaned, at value ..........................         4,303,946               --                 --
  Payable for securities purchased ...................................              --           23,277,520               --
  Payable for Fund shares redeemed ...................................           265,971            855,401            919,088
  Withholding taxes payable ..........................................              --                 --                 --
  Management fees payable ............................................           105,128            696,036            238,920
  Deferred Trustees' fees ............................................            43,397            245,191             51,411
  Transfer agent fees payable ........................................            58,598            350,002            136,055
  Accounting and administrative fees payable .........................             6,279             45,986             15,899
  Other accounts payable and accrued expenses ........................            70,772            169,544             90,996
                                                                         ---------------    ---------------    ---------------
   TOTAL LIABILITIES .................................................         4,854,091         25,639,680          1,452,369
                                                                         ---------------    ---------------    ---------------
NET ASSETS ...........................................................   $   167,003,386    $ 1,261,333,694    $   422,011,741
                                                                         ===============    ===============    ===============

NET ASSETS CONSIST OF:
  Paid in capital ....................................................   $   191,720,204    $ 1,310,303,864    $   469,993,324
  Undistributed (overdistributed) net investment income (loss) .......        (1,147,206)          (349,219)          (845,435)
  Accumulated net realized gain (loss) on investments ................       (14,608,185)      (135,083,570)       (53,385,775)
  Net unrealized appreciation (depreciation) of investments
    and foreign currency transactions ................................        (8,961,427)        86,462,619          6,249,627
                                                                         ---------------    ---------------    ---------------
NET ASSETS ...........................................................   $   167,003,386    $ 1,261,333,694    $   422,011,741
                                                                         ===============    ===============    ===============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  CLASS A SHARES:
   Net assets ........................................................   $   118,764,231    $ 1,157,689,672    $   253,002,078
                                                                         ===============    ===============    ===============
   Shares of beneficial interest .....................................         8,705,226        140,365,489         19,745,216
                                                                         ===============    ===============    ===============
   Net asset value and redemption price per share ....................   $         13.64    $          8.25    $         12.81
                                                                         ===============    ===============    ===============
   Offering price per share ..........................................   $         14.47    $          8.75    $         13.59
                                                                         ===============    ===============    ===============
  CLASS B SHARES: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
   Net assets ........................................................   $    46,242,778    $    89,289,802    $   143,248,883
                                                                         ===============    ===============    ===============
   Shares of beneficial interest .....................................         3,798,408         11,282,069         11,544,413
                                                                         ===============    ===============    ===============
   Net asset value and offering price per share ......................   $         12.17    $          7.91    $         12.41
                                                                         ===============    ===============    ===============
  CLASS C SHARES: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
   Net assets ........................................................   $     1,996,377    $     4,532,074    $    12,729,652
                                                                         ===============    ===============    ===============
   Shares of beneficial interest .....................................           164,072            572,425          1,027,053
                                                                         ===============    ===============    ===============
   Net asset value per share .........................................   $         12.17    $          7.92    $         12.39
                                                                         ===============    ===============    ===============
   Offering price per share ..........................................   $         12.29    $          8.00    $         12.52
                                                                         ===============    ===============    ===============
  CLASS Y SHARES:
   Net assets ........................................................   $          --      $     9,822,146    $    13,031,128
                                                                         ===============    ===============    ===============
   Shares of beneficial interest .....................................              --            1,188,007          1,007,949
                                                                         ===============    ===============    ===============
   Net asset value, offering and redemption price per share ..........   $          --      $          8.27    $         12.93
                                                                         ===============    ===============    ===============

                                        See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

  BALANCED         LARGE CAP         MID CAP          SELECT          BULLSEYE      INTERNATIONAL
    FUND          VALUE FUND       GROWTH FUND         FUND             FUND         EQUITY FUND
-------------    -------------    -------------    -------------    -------------    -------------
$ 143,997,303    $  18,588,553    $   7,177,348    $  50,676,462    $  19,136,136    $  77,089,595
   (1,753,753)       1,479,200           38,914        2,725,305       (1,947,089)        (320,009)
-------------    -------------    -------------    -------------    -------------    -------------
  142,243,550       20,067,753        7,216,262       53,401,767       17,189,047       76,769,586
        1,274              454              705              994              369            4,008
         --               --               --               --               --             98,163
         --               --               --               --            957,030             --
       27,794           16,818          318,684             --            193,386          515,352
    5,471,233             --             43,336        2,002,575          108,196          724,979
      841,392           24,735              110           40,164            4,202           98,284
           61             --               --               --               --             35,280
         --             11,309           72,434           26,389           19,307             --
         --              2,495            1,070            1,070            2,852            3,351
         --               --               --               --              7,321             --
-------------    -------------    -------------    -------------    -------------    -------------
  148,585,304       20,123,564        7,652,601       55,472,959       18,481,710       78,249,003
-------------    -------------    -------------    -------------    -------------    -------------

         --               --               --               --            957,030             --
    6,897,458             --            394,719        1,923,373             --          1,476,127
      217,005            8,344            2,353           75,886          215,133          961,870
         --               --               --               --               --              8,763
       88,782             --               --             44,003             --             56,815
       81,895            7,299              579              815            6,561           32,319
       42,820            8,035            5,369           11,000            7,175           27,005
        5,303              747            5,754            5,753              647            2,828
       48,889           27,774           27,466           23,333           40,760           83,905
-------------    -------------    -------------    -------------    -------------    -------------
    7,382,152           52,199          436,240        2,084,163        1,227,306        2,649,632
-------------    -------------    -------------    -------------    -------------    -------------
$ 141,203,152    $  20,071,365    $   7,216,361    $  53,388,796    $  17,254,404    $  75,599,371
=============    =============    =============    =============    =============    =============

$ 167,741,928    $  19,257,378    $   7,417,413    $  50,666,393    $  19,713,043    $  91,706,397
     (162,600)          17,267          (11,227)          (2,902)         (96,049)        (255,179)
  (24,622,423)        (682,480)        (228,739)            --           (415,501)     (15,536,528)
   (1,753,753)       1,479,200           38,914        2,725,305       (1,947,089)        (315,319)
-------------    -------------    -------------    -------------    -------------    -------------
$ 141,203,152    $  20,071,365    $   7,216,361    $  53,388,796    $  17,254,404    $  75,599,371
=============    =============    =============    =============    =============    =============

$  84,263,191    $   9,945,655    $   4,198,959    $  18,050,760    $   7,895,104    $  42,005,181
=============    =============    =============    =============    =============    =============
    8,519,205          539,569          402,471        1,642,470          731,946        2,991,565
=============    =============    =============    =============    =============    =============
$        9.89    $       18.43    $       10.43    $       10.99    $       10.79    $       14.04
=============    =============    =============    =============    =============    =============
$       10.49    $       19.55    $       11.07    $       11.66    $       11.45    $       14.90
=============    =============    =============    =============    =============    =============


$  33,362,681    $   9,145,786    $   2,497,571    $  23,344,673    $   8,345,977    $  22,322,174
=============    =============    =============    =============    =============    =============
    3,369,813          498,608          239,991        2,128,999          797,115        1,658,973
=============    =============    =============    =============    =============    =============
$        9.90    $       18.34    $       10.41    $       10.97    $       10.47    $       13.46
=============    =============    =============    =============    =============    =============

$   1,647,411    $     979,924    $     519,831    $  11,993,363    $   1,013,323    $   3,307,327
=============    =============    =============    =============    =============    =============
      167,170           53,390           49,942        1,093,687           96,816          244,820
=============    =============    =============    =============    =============    =============
$        9.85    $       18.35    $       10.41    $       10.97    $       10.47    $       13.51
=============    =============    =============    =============    =============    =============
$        9.95    $       18.54    $       10.52    $       11.08    $       10.58    $       13.65
=============    =============    =============    =============    =============    =============

$  21,929,868    $        --      $        --      $        --      $        --      $   7,964,689
=============    =============    =============    =============    =============    =============
    2,237,020             --               --               --               --            552,325
=============    =============    =============    =============    =============    =============
$        9.80    $        --      $        --      $        --      $        --      $       14.42
=============    =============    =============    =============    =============    =============


------------------------------------------------------------------------------------------------------------------------------
                                                     STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------

For the Six Months Ended June 30, 2001
(Unaudited)
                                                                         CAPITAL GROWTH         GROWTH          GROWTH AND
                                                                              FUND               FUND           INCOME FUND
                                                                         ---------------    ---------------    ---------------
INVESTMENT INCOME
  Dividends ..........................................................   $       365,239    $     8,770,255    $     2,746,280
  Interest ...........................................................            33,879            130,120             76,541
  Securities lending income ..........................................            31,081               --                 --
  Less net foreign taxes withheld ....................................              --             (681,261)            (5,582)
                                                                         ---------------    ---------------    ---------------
                                                                                 430,199          8,219,114          2,817,239
                                                                         ---------------    ---------------    ---------------
  Expenses
   Management fees ...................................................           669,964          4,414,756          1,503,032
   Service fees - Class A ............................................           158,356          1,497,433            335,780
   Service and distribution fees - Class B ...........................           249,347            459,309            752,517
   Service and distribution fees - Class C ...........................            10,934             24,668             77,225
   Trustees' fees and expenses .......................................             7,819             38,965             15,411
   Accounting and administrative .....................................            38,613            282,405             96,763
   Custodian .........................................................            47,037            107,663             61,165
   Transfer agent - Class A, Class B, Class C ........................           323,758          1,972,825            745,150
   Transfer agent - Class Y ..........................................              --                5,120              6,320
   Audit and tax services ............................................            14,309             14,524             12,886
   Legal .............................................................             6,583             39,272             13,247
   Printing ..........................................................            30,647             91,900             47,816
   Registration ......................................................            11,818             12,817             22,547
   Amortization of organization expenses .............................              --                 --                 --
   Miscellaneous .....................................................             6,832             41,078             15,325
                                                                         ---------------    ---------------    ---------------
  Total expenses before reductions ...................................         1,576,017          9,002,735          3,705,184
   Less waiver/reimbursement .........................................              --                 --                 --
   Less reductions ...................................................           (29,779)          (228,767)           (79,536)
                                                                         ---------------    ---------------    ---------------
  Net expenses .......................................................         1,546,238          8,773,968          3,625,648
                                                                         ---------------    ---------------    ---------------
  Net investment income (loss) .......................................        (1,116,039)          (554,854)          (808,409)
                                                                         ---------------    ---------------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
   Investments - net .................................................       (11,861,024)       (60,961,948)       (24,348,973)
   Foreign currency transactions - net ...............................              --                 --                 --
  Change in unrealized appreciation (depreciation) of:
   Investments - net .................................................        (5,928,607)      (116,188,147)        (9,507,685)
   Foreign currency transactions - net ...............................              --                 --                 --
                                                                         ---------------    ---------------    ---------------
  Net realized and unrealized gain (loss) on investments
     and foreign currency transactions ...............................       (17,789,631)      (177,150,095)       (33,856,658)
                                                                         ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......   $   (18,905,670)   $  (177,704,949)   $   (34,665,067)
                                                                         ===============    ===============    ===============

* The Mid Cap Growth Fund and Select Fund commenced operations on March 15, 2001.

                                        See accompanying notes to financial statements.#

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

  BALANCED         LARGE CAP         MID CAP          SELECT          BULLSEYE      INTERNATIONAL
    FUND          VALUE FUND       GROWTH FUND         FUND             FUND         EQUITY FUND
-------------    -------------    -------------    -------------    -------------    -------------
$     410,158    $     171,217    $         444    $      98,291    $      53,300    $     721,474
    2,295,418           10,244            4,123           41,436           31,982           44,748
         --             16,236            3,209            3,209           18,556           43,090
       (1,646)          (1,515)            --               --               --            (86,837)
-------------    -------------    -------------    -------------    -------------    -------------
    2,703,930          196,182            7,776          142,936          103,838          722,475
-------------    -------------    -------------    -------------    -------------    -------------

      577,382           66,507            9,122           73,339           86,352          379,988
      114,568           11,363            1,456            6,383           10,560           57,876
      178,965           42,161            3,068           33,031           43,448          122,581
        8,966            4,460              710           14,750            5,210           21,214
        7,198            3,456            1,425            1,854            3,446            5,212
       33,307            3,998           19,093           17,598            3,935           18,236
       68,530           37,423           26,193           23,536           43,263          109,266
      235,343           39,132           17,790           27,012           40,434          150,627
       12,364             --               --               --               --              4,691
       17,133            8,837            7,685            7,685           11,315           16,979
        7,642              433              932            1,702              614            2,403
       69,275           13,069            5,396            3,875           14,402           29,073
       19,050           17,727            7,292            4,500           23,658           26,497
         --               --               --               --              2,071             --
        7,712              954              550              993            1,779            4,001
-------------    -------------    -------------    -------------    -------------    -------------
    1,357,435          249,520          100,712          216,258          290,487          948,644
         --            (76,470)         (81,556)         (55,725)         (94,924)            --
      (29,089)          (4,336)            (153)         (14,695)            (272)            --
-------------    -------------    -------------    -------------    -------------    -------------
    1,328,346          168,714           19,003          145,838          195,291          948,644
-------------    -------------    -------------    -------------    -------------    -------------
    1,375,584           27,468          (11,227)          (2,902)         (91,453)        (226,169)
-------------    -------------    -------------    -------------    -------------    -------------



   (4,566,832)         226,782         (228,739)            --           (185,218)     (12,390,126)
         --               --               --               --               --            (85,293)

   (7,593,236)        (267,093)          38,914        2,725,305          (10,031)      (2,304,218)
         --               --               --               --               --            (31,855)
-------------    -------------    -------------    -------------    -------------    -------------
  (12,160,068)         (40,311)        (189,825)       2,725,305         (195,249)     (14,811,492)
-------------    -------------    -------------    -------------    -------------    -------------
$ (10,784,484)   $     (12,843)   $    (201,052)   $   2,722,403    $    (286,702)   $ (15,037,661)
=============    =============    =============    =============    =============    =============

---------------------------------------------------------------------------------------------------------------------------------
                                                  STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------

                                        CAPITAL GROWTH                       GROWTH                      GROWTH AND INCOME
                                            FUND                              FUND                              FUND
                                 ----------------------------    --------------------------------    -----------------------------
                                  SIX MONTHS                      SIX MONTHS                         SIX MONTHS
                                    ENDED                           ENDED                              ENDED
                                   JUNE 30,       YEAR ENDED       JUNE 30,         YEAR ENDED        JUNE 30,       YEAR ENDED
                                    2001         DECEMBER 31,        2001           DECEMBER 31,        2001         DECEMBER 31,
                                 (UNAUDITED)         2000         (UNAUDITED)          2000          (UNAUDITED)         2000
                                 ------------    ------------    --------------    --------------    ------------    -------------
  FROM OPERATIONS:
   Net investment income
     (loss) ..................   $ (1,116,039)   $ (2,661,117)   $     (554,854)   $   13,575,437    $   (808,409)   $  (1,289,466)
   Net realized gain (loss)
     on investments
     and foreign currency
     transactions ............    (11,861,024)     36,617,435       (60,961,948)       12,770,111     (24,348,973)     (28,022,955)
   Net change in unrealized
     appreciation
     (depreciation) on
     investments .............     (5,928,607)    (84,752,540)     (116,188,147)     (118,691,383)     (9,507,685)     (15,665,445)
                                 ------------    ------------    --------------    --------------    ------------    -------------
   Increase (decrease) in net
     assets resulting from
     operations ..............   (18,905,670)    (50,796,222)     (177,704,949)      (92,345,835)    (34,665,067)     (44,977,866)
                                 ------------    ------------    --------------    --------------    ------------    -------------
  FROM DISTRIBUTIONS TO
    SHAREHOLDERS:
   Net investment income
     Class A .................           --              --          (4,833,948)       (8,340,768)           --               --
     Class B .................           --              --            (386,702)         (147,789)           --               --
     Class C .................           --              --             (19,590)           (7,510)           --               --
     Class Y .................           --              --             (40,392)         (114,156)           --               --
  Net realized gain on
   investments
     Class A .................        (27,207)    (28,038,980)             --         (91,898,737)           --         (9,846,335)
     Class B .................        (11,813)    (12,056,741)             --          (7,089,946)           --         (5,698,512)
     Class C .................           (510)       (515,976)             --            (353,917)           --           (657,800)
     Class Y .................           --              --                --            (770,634)           --           (324,610)
  In excess of net realized
   gain on investments
     Class A .................           --           (37,905)             --         (65,697,938)           --               --
     Class B .................           --           (16,299)             --          (5,068,566)           --               --
     Class C .................           --              (698)             --            (253,013)           --               --
     Class Y .................           --              --                --            (550,922)           --               --
                                 ------------    ------------    --------------    --------------    ------------    -------------
                                      (39,530)    (40,666,599)       (5,280,632)     (180,293,896)           --        (16,527,257)
                                 ------------    ------------    --------------    --------------    ------------    -------------
INCREASE (DECREASE) IN
   NET ASSETS DERIVED
   FROM CAPITAL SHARE
   TRANSACTIONS ..............    (16,847,118)     15,399,125       (95,409,922)     (218,727,513)    (29,309,130)     (86,001,450)
                                 ------------    ------------    --------------    --------------    ------------    -------------
  Total increase (decrease)
    in net assets ............    (35,792,318)    (76,063,696)     (278,395,503)     (491,367,244)    (63,974,197)    (147,506,573)
                                 ------------    ------------    --------------    --------------    ------------    -------------
  NET ASSETS
   Beginning of the period ...    202,795,704     278,859,400     1,539,729,197     2,031,096,441     485,985,938      633,492,511
                                 ------------    ------------    --------------    --------------    ------------    -------------
   End of the period .........   $167,003,386    $202,795,704    $1,261,333,694    $1,539,729,197    $422,011,741    $ 485,985,938
                                 ============    ============    ==============    ==============    ============    =============
  UNDISTRIBUTED
   (OVERDISTRIBUTED)
   NET INVESTMENT
   INCOME (LOSS) .............   $ (1,147,206)   $    (31,167)   $     (349,219)   $    5,486,267    $   (845,435)   $     (37,026)
                                 ============    ============    ==============    ==============    ============    =============

* The Mid Cap Growth Fund and Select Fund commenced operations on March 15, 2001.

                                           See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

            BALANCED                      LARGE CAP VALUE          MID CAP GROWTH      SELECT
             FUND                              FUND                     FUND*           FUND*
------------------------------    ------------------------------    -------------    -------------
 SIX MONTHS                       SIX MONTHS
   ENDED                             ENDED                           PERIOD ENDED    PERIOD ENDED
  JUNE 30,        YEAR ENDED        JUNE 30,         YEAR ENDED        JUNE 30,         JUNE 30,
    2001          DECEMBER 31,        2001          DECEMBER 31,         2001            2001
 (UNAUDITED)          2000         (UNAUDITED)         2000          (UNAUDITED)      (UNAUDITED)
-------------    -------------    -------------    -------------    -------------    -------------
$   1,375,584    $   4,200,131    $      27,468    $     101,551    $     (11,227)   $      (2,902)

   (4,566,832)     (20,039,633)         226,782         (675,512)        (228,739)            --

   (7,593,236)      (1,389,661)        (267,093)       1,684,729           38,914        2,725,305
-------------    -------------    -------------    -------------    -------------    -------------

  (10,784,484)     (17,229,163)         (12,843)       1,110,768         (201,052)       2,722,403
-------------    -------------    -------------    -------------    -------------    -------------



     (987,558)      (2,671,815)          (8,072)         (98,327)            --               --
     (185,031)        (324,462)          (7,435)         (14,783)            --               --
       (9,369)         (18,562)            (795)          (1,897)            --               --
     (363,695)      (1,218,118)            --               --               --               --

        --             (15,553)            --               --               --               --
        --              (6,046)            --               --               --               --
        --                (308)            --               --               --               --
        --              (4,792)            --               --               --               --

        --                 --              --               --               --               --
        --                 --              --               --               --               --
        --                 --              --               --               --               --
        --                 --              --               --               --               --
-------------    -------------    -------------    -------------    -------------    -------------
  (1,545,653)       (4,259,656)         (16,302)        (115,007)            --               --
-------------    -------------    -------------    -------------    -------------    -------------

  (17,769,767)     (92,677,754)       2,952,114       (6,117,119)       7,417,413       50,666,393
-------------    -------------    -------------    -------------    -------------    -------------
  (30,099,904)    (114,166,573)       2,922,969       (5,121,358)       7,216,361       53,388,796

  171,303,056      285,469,629       17,148,396       22,269,754             --               --
-------------    -------------    -------------    -------------    -------------    -------------
$ 141,203,152    $ 171,303,056    $  20,071,365    $  17,148,396    $   7,216,361    $  53,388,796
=============    =============    =============    =============    =============    =============

$    (162,600)   $       7,469    $      17,267    $       6,101    $     (11,227)   $      (2,902)
=============    =============    =============    =============    =============    =============

------------------------------------------------------------------------------------------------------------------
                                              STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------

                                                             BULLSEYE                   INTERNATIONAL EQUITY
                                                               FUND                             FUND
                                                  ------------------------------    ------------------------------
                                                    SIX MONTHS                      SIX MONTHS
                                                      ENDED                            ENDED
                                                     JUNE 30,       YEAR ENDED        JUNE 30,        YEAR ENDED
                                                      2001         DECEMBER 31,         2001         DECEMBER 31,
                                                   (UNAUDITED)         2000          (UNAUDITED)         2000
                                                  -------------    -------------    -------------    -------------
  FROM OPERATIONS:
   Net investment income (loss) ...............   $     (91,453)   $    (249,540)   $    (226,169)   $  (1,396,809)
   Net realized gain (loss) on investments
     and foreign currency transactions ........        (185,218)       3,407,799      (12,475,419)       3,406,865
   Net change in unrealized appreciation
     (depreciation) on investments ............         (10,031)      (5,675,480)      (2,336,073)     (42,495,629)
                                                  -------------    -------------    -------------    -------------
   Increase (decrease) in net assets resulting
     from operations ..........................        (286,702)      (2,517,221)     (15,037,661)     (40,485,573)
                                                  -------------    -------------    -------------    -------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Class A ..................................            --               --               --           (558,378)
     Class B ..................................            --               --               --           (292,183)
     Class C ..................................            --               --               --            (40,426)
     Class Y ..................................            --               --               --           (115,432)
  Net realized gain on investments
     Class A ..................................         (38,283)      (3,013,383)            --         (4,370,530)
     Class B ..................................         (41,763)      (2,946,671)            --         (2,325,819)
     Class C ..................................          (4,915)        (377,593)            --           (341,473)
     Class Y ..................................            --               --               --           (903,746)
  In excess of net realized gain on investments
     Class A ..................................            --               --               --           (406,191)
     Class B ..................................            --               --               --           (216,159)
     Class C ..................................            --               --               --            (31,736)
     Class Y ..................................            --               --               --            (83,993)
                                                  -------------    -------------    -------------    -------------
                                                        (84,961)      (6,337,647)            --         (9,686,066)
                                                  -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE
   TRANSACTIONS ...............................        (592,239)       4,533,110      (10,798,231)      39,656,764
                                                  -------------    -------------    -------------    -------------
  Total increase (decrease) in net assets .....        (963,902       (4,321,758)     (25,835,892)     (10,514,875)

  NET ASSETS
   Beginning of the period ....................      18,218,306       22,540,064      101,435,263      111,950,138
                                                  -------------    -------------    -------------    -------------
   End of the period ..........................   $  17,254,404    $  18,218,306    $  75,599,371    $ 101,435,263
                                                  =============    =============    =============    =============
  UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME (LOSS) ...................   $     (96,049)   $      (4,596)   $    (255,179)   $     (29,010)
                                                  =============    =============    =============    =============

                                        See accompanying notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                          FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each period.

                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                    LESS DISTRIBUTIONS:
                         ---------------------------------------- ------------------------------------------------------------------
                                                                                                  DISTRI-
                                                                                        DISTRI-   BUTIONS
            NET ASSET                                                        DIVIDENDS   BUTIONS IN EXCESS
             VALUE,         NET         NET REALIZED    TOTAL     DIVIDENDS  IN EXCESS  FROM NET   OF NET
            BEGINNING    INVESTMENT    AND UNREALIZED    FROM      FROM NET    OF NET   REALIZED  REALIZED     RETURN
             OF THE        INCOME      GAIN (LOSS) ON  INVESTMENT INVESTMENT INVESTMENT CAPITAL    CAPITAL       OF       TOTAL
             PERIOD        (LOSS)        INVESTMENTS   OPERATIONS   INCOME     INCOME    GAINS      GAINS      CAPITAL DISTRIBUTIONS
             ------      ----------      -----------   ---------- ---------- ---------- -------   ---------    ------- -------------
CAPITAL GROWTH FUND
-------------------
CLASS A
2001(f)      $15.04      $(0.07)(d)        $(1.33)       $(1.40)     $ --      $  --    $ 0.00(e)  $  --         $ --       $ --
2000          22.86       (0.18)(d)         (4.14)        (4.32)       --         --     (3.50)       0.00(e)      --        (3.50)
1999          20.67       (0.13)(d)          5.05          4.92        --         --     (2.73)       --           --        (2.73)
1998          19.95       (0.13)(d)          5.18          5.05        --         --     (4.33)       --           --        (4.33)
1997          19.27       (0.18)(d)          3.43          3.25        --         --     (2.57)       --           --        (2.57)
1996          18.41       (0.14)(d)          3.22          3.08        --         --     (2.22)       --           --        (2.22)
CLASS B
2001(f)       13.47       (0.11)(d)         (1.19)        (1.30)                  --      --        0.00(e)--      --         --
2000          21.06       (0.32)(d)         (3.77)        (4.09)       --         --     (3.50)       0.00(e)      --        (3.50)
1999          19.37       (0.27)(d)          4.69          4.42                   --      --        (2.73) --      --        (2.73)
1998          19.10       (0.27)(d)          4.87          4.60                   --      --        (4.33) --      --        (4.33)
1997          18.74       (0.32)(d)          3.25          2.93                   --      --        (2.57) --      --        (2.57)
1996          18.09       (0.28)(d)          3.15          2.87        --         --     (2.22)       --           --        (2.22)
CLASS C
2001(f)       13.47       (0.11)(d)         (1.19)        (1.30)       --         --      0.00(e)     --           --         --
2000          21.06       (0.32)(d)         (3.77)        (4.09)       --         --     (3.50)      0.00(e)       --        (3.50)
1999          19.37       (0.27)(d)          4.69          4.42        --         --     (2.73)       --           --        (2.73)
1998          19.11       (0.27)(d)          4.86          4.59        --         --     (4.33)       --           --        (4.33)
1997          18.74       (0.34)(d)          3.28          2.94        --         --     (2.57)       --           --        (2.57)
1996          18.08       (0.28)(d)          3.16          2.88        --         --     (2.22)       --           --        (2.22)

GROWTH FUND
-----------

CLASS A
2001(f)      $ 9.36      $ 0.00(d)(e)      $(1.08)       $(1.08)     $(0.03)   $  --    $ --        $ --         $ --       $(0.03)
2000          11.00        0.09(d)          (0.60)        (0.51)      (0.06)      --     (0.62)      (0.45)        --        (1.13)
1999          11.36        0.02              1.57          1.59        --         --     (1.95)       --           --        (1.95)
1998          10.41        0.08(d)           3.00          3.08       (0.10)      --     (1.32)      (0.35)       (0.36)     (2.13)
1997          11.63        0.01              2.79          2.80        --         --     (4.02)       --           --        (4.02)
1996          10.55        0.04              2.07          2.11       (0.04)      --     (0.99)       --           --        (1.03)
CLASS B
2001(f)        9.02       (0.03)(d)         (1.05)        (1.08)      (0.03)      --      --          --           --        (0.03)
2000          10.67        0.01(d)          (0.58)        (0.57)      (0.01)      --     (0.62)      (0.45)        --        (1.08)
1999          11.15       (0.05)             1.52          1.47        --         --     (1.95)       --           --        (1.95)
1998          10.32        0.00(d)(e)        2.95          2.95       (0.06)      --     (1.32)      (0.35)       (0.39)     (2.12)
1997(g)       12.47       (0.07)             1.94          1.87        --         --     (4.02)       --           --        (4.02)
CLASS C
2001(f)        9.02       (0.03)(d)         (1.04)        (1.07)      (0.03)      --      --          --           --        (0.03)
2000          10.67        0.01(d)          (0.58)        (0.57)      (0.01)      --     (0.62)      (0.45)        --        (1.08)
1999          11.15       (0.05)             1.52          1.47        --         --     (1.95)       --           --        (1.95)
1998(h)       11.18        0.00(d)(e)        2.09          2.09       (0.06)      --     (1.32)      (0.35)       (0.39)     (2.12)
CLASS Y
2001(f)        9.37        0.02(d)          (1.09)        (1.07)      (0.03)      --      --          --           --        (0.03)
2000          11.01        0.12(d)          (0.60)        (0.48)      (0.09)      --     (0.62)      (0.45)        --        (1.16)
1999(i)       11.94        0.03              0.99          1.02        --         --     (1.95)       --           --        (1.95)

(a)  A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c)  Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d)  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e)  Amount rounds to less than $0.01 per share.
(f)  For the six months ended June 30, 2001 (unaudited).
(g)  For the period February 28, 1997 (inception) through December 31, 1997.
(h)  For the period September 1, 1998 (inception) through December 31, 1998.
(i)  For the period June 30, 1999 (inception) through December 31, 1999.

                                            See accompanying notes to financial statements.

                                                                        RATIOS TO AVERAGE NET ASSETS:
                                                               ------------------------------------------------
        NET ASSET                         NET ASSETS,                            EXPENSES
         VALUE,               TOTAL         END OF                             AFTER EXPENSE     NET INVESTMENT      PORTFOLIO
         END OF              RETURN       THE PERIOD           EXPENSES          REDUCTIONS       INCOME (LOSS)       TURNOVER
       THE PERIOD            (%)(a)         (000)                (%)(b)          (%)(b)(c)           (%)(b)            RATE (%)
       ----------            -------      -----------          --------        -------- ----     --------------      ----------

         $13.64               (9.3)       $  118,764              1.55              1.52              (1.03)              46
          15.04              (19.5)          143,425              1.40              1.37              (0.80)             118
          22.86               24.7           200,821              1.39              1.39              (0.61)             124
          20.67               29.0           175,511              1.46              1.46              (0.62)             136
          19.95               17.2           149,734              1.45              1.45              (0.87)              48
          19.27               17.1           141,326              1.50              1.50              (0.71)              74

          12.17               (9.6)           46,243              2.30              2.27              (1.78)              46
          13.47              (20.1)           56,884              2.15              2.12              (1.55)             118
          21.06               23.8            74,774              2.14              2.14              (1.36)             124
          19.37               28.2            57,796              2.21              2.21              (1.37)             136
          19.10               15.9            45,546              2.20              2.20              (1.62)              48
          18.74               16.2            37,439              2.25              2.25              (1.46)              74

          12.17               (9.6)            1,996              2.30              2.27              (1.79)              46
          13.47              (20.1)            2,487              2.15              2.12              (1.55)             118
          21.06               23.8             3,110              2.14              2.14              (1.36)             124
          19.37               28.1             1,609              2.21              2.21              (1.37)             136
          19.11               15.9               979              2.20              2.20              (1.62)              48
          18.74               16.2               504              2.25              2.25              (1.46)              74

         $ 8.25              (11.5)       $1,157,690              1.33              1.29              (0.03)             140
           9.36               (4.6)        1,413,685              1.18              1.16               0.83              266
          11.00               15.2         1,871,138              1.12              1.12               0.23              206
          11.36               33.4         1,825,107              1.12              1.12               0.74              202
          10.41               23.5         1,459,747              1.12              1.12               0.08              214
          11.63               20.9         1,296,542              1.18              1.18               0.33              199

           7.91              (11.9)           89,290              2.08              2.04              (0.78)             140
           9.02               (5.2)          107,594              1.93              1.91               0.08              266
          10.67               14.4           135,786              1.87              1.87              (0.52)             206
          11.15               32.4            75,444              1.87              1.87              (0.01)             202
          10.32               14.4            17,757              1.87              1.87              (0.67)             214

           7.92              (11.8)            4,532              2.08              2.04              (0.78)             140
           9.02               (5.2)            5,830              1.93              1.91               0.08              266
          10.67               14.4             8,754              1.87              1.87              (0.52)             206
          11.15               22.2             2,030              1.87              1.87              (0.01)             202

           8.27              (11.4)            9,822              0.87              0.84               0.43              140
           9.37               (4.2)           12,260              0.85              0.83               1.16              266
          11.01                9.7            15,418              0.87              0.87               0.48              206


-----------------------------------------------------------------------------------------------------------------------------------
                                                          FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each period.

                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                    LESS DISTRIBUTIONS:
                         ---------------------------------------- ------------------------------------------------------------------
                                                                                                  DISTRI-
                                                                                        DISTRI-   BUTIONS
            NET ASSET                                                        DIVIDENDS   BUTIONS IN EXCESS
             VALUE,         NET         NET REALIZED    TOTAL     DIVIDENDS  IN EXCESS  FROM NET   OF NET
            BEGINNING    INVESTMENT    AND UNREALIZED    FROM      FROM NET    OF NET   REALIZED  REALIZED     RETURN
             OF THE        INCOME      GAIN (LOSS) ON  INVESTMENT INVESTMENT INVESTMENT CAPITAL    CAPITAL       OF       TOTAL
             PERIOD        (LOSS)        INVESTMENTS   OPERATIONS   INCOME     INCOME    GAINS      GAINS      CAPITAL DISTRIBUTIONS
             ------      ----------      -----------   ---------- ---------- ---------- -------   ---------    ------- -------------
GROWTH AND INCOME FUND
----------------------
CLASS A
2001(f)      $13.79      $(0.01)(d)        $(0.97)       $(0.98)     $ --     $  --     $ --       $  --       $   --       $ --
2000          15.33        0.01(d)          (1.09)        (1.08)       --        --      (0.46)       --           --        (0.46)
1999          16.57        0.08              1.40          1.48       (0.06)     0.00(e) (2.66)       --           --        (2.72)
1998          15.35        0.04              3.29          3.33       (0.01)     --      (2.10)       --           --        (2.11)
1997          13.87        0.07(d)           4.40          4.47       (0.06)     --      (2.93)       --           --        (2.99)
1996          14.39        0.13              2.07          2.20       (0.13)     --      (2.59)       --           --        (2.72)
CLASS B
2001(f)       13.40       (0.05)(d)         (0.94)        (0.99)       --        --       --          --           --         --
2000          15.03       (0.10)(d)         (1.07)        (1.17)                 --       --        (0.46) --      --        (0.46)
1999          16.37       (0.04)             1.36          1.32                  --       0.00(e)   (2.66) --      --        (2.66)
1998          15.28       (0.05)             3.24          3.19        --        --      (2.10)       --           --        (2.10)
1997          13.87       (0.05)(d)          4.40          4.35       (0.01)     --      (2.93)       --           --        (2.94)
1996          14.40        0.03              2.07          2.10       (0.04)              --        (2.59) --      --        (2.63)
CLASS C
2001(f)       13.38       (0.05)(d)         (0.94)        (0.99)       --        --       --          --           --         --
2000          15.01       (0.10)(d)         (1.07)        (1.17)       --        --      (0.46)       --           --        (0.46)
1999          16.35       (0.04)             1.36          1.32        --        0.00(e) (2.66)       --           --        (2.66)
1998          15.28       (0.04)             3.21          3.17        --        --      (2.10)       --           --        (2.10)
1997          13.85       (0.05)(d)          4.42          4.37       (0.01)     --      (2.93)       --           --        (2.94)
1996          14.39        0.04              2.05          2.09       (0.04)     --      (2.59)       --           --        (2.63)
CLASS Y
2001(f)       13.87        0.03(d)          (0.97)        (0.94)       --        --       --          --           --         --
2000          15.36        0.07(d)          (1.10)        (1.03)                 --       --        (0.46) --      --        (0.46)
1999          16.57        0.02              1.51          1.53       (0.08)     0.00(e)            (2.66) --      --        (2.74)
1998(g)       15.42        0.02              1.22          1.24       (0.02)              --        (0.07) --      --        (0.09)

BALANCED FUND
-------------
CLASS A
2001(h)      $10.70      $ 0.10            $(0.80)       $(0.70)     $(0.11)  $  --     $ --       $  --       $   --       $(0.11)
2000          11.69        0.23             (0.98)        (0.75)      (0.24)     --       0.00(e)     --           --        (0.24)
1999          13.52        0.32             (0.82)        (0.50)      (0.32)     --      (1.01)       --           --        (1.33)
1998          14.25        0.33              0.74          1.07       (0.32)     --      (1.48)       --           --        (1.80)
1997          13.94        0.33              2.05          2.38       (0.33)     --      (1.74)       --           --        (2.07)
1996          13.14        0.38              1.76          2.14       (0.39)     --      (0.95)       --           --        (1.34)
CLASS B
2001(h)       10.68        0.07             (0.80)        (0.73)      (0.05)     --       --          --           --        (0.05)
2000          11.58        0.16             (0.99)        (0.83)      (0.07)     --       0.00(e)     --           --        (0.07)
1999          13.40        0.21             (0.80)        (0.59)      (0.22)     --      (1.01)       --           --        (1.23)
1998          14.15        0.21              0.74          0.95       (0.22)     --      (1.48)       --           --        (1.70)
1997          13.86        0.23              2.03          2.26       (0.23)     --      (1.74)       --           --        (1.97)
1996          13.08        0.29              1.74          2.03       (0.30)     --      (0.95)       --           --        (1.25)
CLASS C
2001(h)       10.63        0.07             (0.80)        (0.73)     (0.05)      --       --          --           --        (0.05)
2000          11.53        0.16             (0.99)        (0.83)      (0.07)     --       0.00(e)     --           --        (0.07)
1999          13.35        0.21             (0.80)        (0.59)      (0.22)     --      (1.01)       --           --        (1.23)
1998          14.10        0.21              0.74          0.95       (0.22)     --      (1.48)       --           --        (1.70)
1997          13.82        0.23              2.02          2.25       (0.23)     --      (1.74)       --           --        (1.97)
1996          13.05        0.29              1.73          2.02       (0.30)     --      (0.95)       --           --        (1.25)

(a)  A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c)  Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e)  Amount rounds to less than $0.01 per share.
(f)  For the six months ended June 30, 2001 (unaudited).

                                            See accompanying notes to financial statements.

                                                                        RATIOS TO AVERAGE NET ASSETS:
                                                               ------------------------------------------------
        NET ASSET                         NET ASSETS,                            EXPENSES
         VALUE,               TOTAL         END OF                             AFTER EXPENSE     NET INVESTMENT      PORTFOLIO
         END OF              RETURN       THE PERIOD           EXPENSES          REDUCTIONS       INCOME (LOSS)       TURNOVER
       THE PERIOD            (%)(a)         (000)                (%)(b)          (%)(b)(c)           (%)(b)            RATE (%)
       ----------            -------      -----------          --------        -------- ----     --------------      ----------


         $12.81               (7.1)         $253,002              1.39              1.36              (0.10)              72
          13.79               (7.3)          290,714              1.31              1.28               0.04              139
          15.33                9.5           375,676              1.21              1.21               0.48              133
          16.57               23.9           304,139              1.23              1.23               0.33              114
          15.35               33.4           220,912              1.25              1.25               0.46              103
          13.87               17.2           166,963              1.30              1.30               0.92              127

          12.41               (7.4)          143,249              2.14              2.11              (0.85)              72
          13.40               (8.1)          165,767              2.06              2.03              (0.71)             139
          15.03                8.6           216,457              1.96              1.96              (0.27)             133
          16.37               23.1           153,369              1.98              1.98              (0.42)             114
          15.28               32.4            81,066              2.00              2.00              (0.29)             103
          13.87               16.3            46,856              2.05              2.05               0.17              127

          12.39               (7.4)           12,730              2.14              2.11              (0.86)              72
          13.38               (8.1)           19,373              2.06              2.03              (0.71)             139
          15.01                8.6            26,983              1.96              1.96              (0.27)             133
          16.35               22.9            18,288              1.98              1.98              (0.42)             114
          15.28               32.6             6,735              2.00              2.00              (0.29)             103
          13.85               16.3             3,912              2.05              2.05               0.17              127

          12.93               (6.8)           13,031              0.90              0.86               0.42               72
          13.87               (7.0)           10,131              0.87              0.84               0.48              139
          15.36                9.8            14,377              0.96              0.96              (0.73)             133
          16.57                8.1                 1              0.98              0.98               0.58              114

         $ 9.89               (6.5)         $ 84,263              1.66              1.62               1.89              123
          10.70               (6.4)          100,993              1.56              1.52               2.08              133
          11.69               (3.8)          167,943              1.33              1.33               2.30               61
          13.52                8.2           222,866              1.30              1.30               2.25               81
          14.25               17.5           233,421              1.29              1.29               2.25               69
          13.94               17.1           219,626              1.33              1.33               2.79               70

           9.90               (6.8)           33,363              2.41              2.37               1.14              123
          10.68               (7.2)           39,548              2.31              2.27               1.33              133
          11.58               (4.4)           65,492              2.08              2.08               1.55               61
          13.40                7.3            84,255              2.05              2.05               1.50               81
          14.15               16.7            76,558              2.04              2.04               1.50               69
          13.86               16.3            58,367              2.08              2.08               2.04               70

           9.85               (6.8)            1,647              2.41              2.37               1.14              123
          10.63               (7.2)            2,022              2.31              2.27               1.33              133
          11.53               (4.5)            4,454              2.08              2.08               1.55               61
          13.35                7.3             5,480              2.05              2.05               1.50               81
          14.10               16.6             4,596              2.04              2.04               1.50               69
          13.82               16.2             2,538              2.08              2.08               2.04               70

(g)  For the period November 18, 1998 (inception) through December 31, 1998.
(h)  For the six months ended June 30, 2001 (unaudited). As required, effective January 1, 2001, the Balanced Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
     The effect of this change was to decrease the ratio of net investment income to average net assets from 1.90% to 1.89% for
     Class A, 1.15% to 1.14% for Class B, and 1.15% to 1.14% for Class C.

-----------------------------------------------------------------------------------------------------------------------------------
                                                          FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each period.

                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                    LESS DISTRIBUTIONS:
                         ---------------------------------------- ------------------------------------------------------------------
                                                                                                  DISTRI-
                                                                                        DISTRI-   BUTIONS
            NET ASSET                                                        DIVIDENDS   BUTIONS IN EXCESS
             VALUE,         NET         NET REALIZED    TOTAL     DIVIDENDS  IN EXCESS  FROM NET   OF NET
            BEGINNING    INVESTMENT    AND UNREALIZED    FROM      FROM NET    OF NET   REALIZED  REALIZED     RETURN
             OF THE        INCOME      GAIN (LOSS) ON  INVESTMENT INVESTMENT INVESTMENT CAPITAL    CAPITAL       OF       TOTAL
             PERIOD        (LOSS)        INVESTMENTS   OPERATIONS   INCOME     INCOME    GAINS      GAINS      CAPITAL DISTRIBUTIONS
             ------      ----------      -----------   ---------- ---------- ---------- -------   ---------    ------- -------------
BALANCED FUND (continued)
------------------------
CLASS Y
2001(l)      $10.62      $ 0.11            $(0.78)       $(0.67)     $(0.15)   $ --     $ --        $ --         $ --       $(0.15)
2000          11.71        0.28             (0.98)        (0.70)      (0.39)     --       0.00(e)     --           --        (0.39)
1999          13.54        0.36             (0.81)        (0.45)      (0.37)     --      (1.01)       --           --        (1.38)
1998          14.27        0.39              0.74          1.13       (0.38)     --      (1.48)       --           --        (1.86)
1997          13.95        0.40              2.06          2.46       (0.40)     --      (1.74)       --           --        (2.14)
1996          13.15        0.44              1.76          2.20       (0.45)     --      (0.95)       --           --        (1.40)

LARGE CAP VALUE FUND
CLASS A
2001(h)      $18.49      $ 0.06(d)         $(0.11)       $(0.05)     $(0.01)   $ --     $ --        $ --         $ --       $(0.01)
2000          17.16        0.16(d)           1.37          1.53       (0.20)     --       --          --           --        (0.20)
1999          17.62        0.17             (0.51)        (0.34)      (0.12)     --       0.00(e)     --           --        (0.12)
1998          17.59        0.26(d)           0.20(f)       0.46       (0.26)     --      (0.17)       --           --        (0.43)
1997          15.15        0.25              3.15          3.40       (0.26)     --      (0.70)       --           --        (0.96)
1996          12.86        0.31              3.11          3.42       (0.30)     --      (0.83)       --           --        (1.13)
CLASS B
2001(h)       18.46       (0.01)(d)         (0.10)        (0.11)      (0.01)     --       --          --           --        (0.01)
2000          17.10        0.04(d)           1.35          1.39       (0.03)     --       --          --           --        (0.03)
1999          17.62        0.03             (0.50)        (0.47)      (0.05)     --       0.00(e)     --           --        (0.05)
1998          17.59        0.13(d)           0.20          0.33       (0.13)     --      (0.17)       --           --        (0.30)
1997(i)       17.06        0.03              0.60          0.63       (0.04)     --      (0.06)       --           --        (0.10)
CLASS C
2001(h)       18.48       (0.01)(d)         (0.11)        (0.12)      (0.01)     --       --          --           --        (0.01)
2000          17.11        0.04(d)           1.36          1.40       (0.03)     --       --          --           --        (0.03)
1999          17.63        0.03             (0.50)        (0.47)      (0.05)     --       0.00(e)     --           --        (0.05)
1998          17.59        0.13(d)           0.21(f)       0.34       (0.13)     --      (0.17)       --           --        (0.30)
1997(i)       17.06        0.03              0.60          0.63       (0.04)     --      (0.06)       --           --        (0.10)

MID CAP GROWTH FUND
CLASS A
2001(j)      $10.00      $(0.03)(d)        $ 0.46        $ 0.43      $ --      $ --     $ --        $ --         $ --       $ --
CLASS B
2001(j)       10.00       (0.05)(d)          0.46          0.41        --        --       --          --           --         --
CLASS C
2001(j)       10.00       (0.05)(d)          0.46          0.41        --        --       --          --           --         --

SELECT FUND
CLASS A
2001(j)      $10.00      $ 0.01(d)         $ 0.98        $ 0.99      $ --      $ --     $ --        $ --         $ --       $ --
CLASS B
2001(j)       10.00       (0.01)(d)          0.98          0.97        --        --       --          --           --         --
CLASS C
2001(j)       10.00       (0.01)(d)          0.98          0.97        --        --       --          --           --         --
(a)  A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in in total return calculations. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c)  Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d)  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e)  Amount rounds to less than $0.01 per share.
(f)  The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) for the period ended December
     31, 1998, due to the timing of purchases and redemptioms of Fund shares in relation to fluctuating market values of the investments of the Fund.

                                             See accompanying notes to financial statements.

                                                                        RATIOS TO AVERAGE NET ASSETS:
                                                               ------------------------------------------------
        NET ASSET                         NET ASSETS,                            EXPENSES
         VALUE,               TOTAL         END OF                             AFTER EXPENSE     NET INVESTMENT      PORTFOLIO
         END OF              RETURN       THE PERIOD           EXPENSES          REDUCTIONS       INCOME (LOSS)       TURNOVER
       THE PERIOD            (%)(a)         (000)               (%)(b)            (%)(b)(c)          (%)(b)           RATE (%)
       ----------            -------      -----------          --------        -------- ----     --------------      ----------

         $ 9.80               (6.3)          $21,930              1.15              1.11               2.40              123
          10.62               (6.0)           28,740              1.02              0.97               2.63              133
          11.71               (3.3)           47,130              0.93              0.93               2.68               61
          13.54                8.6            73,212              0.90              0.90               2.65               81
          14.27               18.1            85,620              0.88              0.88               2.66               69
          13.95               17.6            77,665              0.88              0.88               3.24               70

         $18.43               (0.2)(k)       $ 9,946              1.50(g)           1.50(g)            0.68               13
          18.49                9.0 (k)         8,510              1.50(g)           1.47(g)            0.96               31
          17.16               (1.9)(k)        11,291              1.50(g)           1.50(g)            0.94               93
          17.62                2.7 (k)        17,839              1.50(g)           1.50(g)            1.48               61
          17.59               22.6 (k)        14,681              1.50(g)           1.50(g)            1.76               33
          15.15               26.6 (k)         2,613              1.50(g)           1.50(g)            2.06               45

          18.34               (0.6)(k)         9,146              2.25(g)           2.20(g)           (0.07)              13
          18.46                8.2 (k)         7,839              2.25(g)           2.22(g)            0.21               31
          17.10               (2.7)(k)         9,643              2.25(g)           2.25(g)            0.19               93
          17.62                2.0 (k)        16,623              2.25(g)           2.25(g)            0.73               61
          17.59                3.7 (k)         9,375              2.25(g)           2.25(g)            1.01               33

          18.35               (0.6)(k)           980              2.25(g)           2.20(g)           (0.08)              13
          18.48                8.2 (k)           799              2.25(g)           2.22(g)            0.21               31
          17.11               (2.7)(k)         1,336              2.25(g)           2.25(g)            0.19               93
          17.63                2.0 (k)         2,101              2.25(g)           2.25(g)            0.73               61
          17.59                3.7 (k)         1,596              2.25(g)           2.25(g)            1.01               33

         $10.43                4.3 (k)      $  4,199              1.70(g)           1.68(g)           (0.89)              59

          10.41                4.1 (k)         2,498              2.45(g)           2.43(g)           (1.61)              59

          10.41                4.1 (k)           520              2.45(g)           2.43(g)           (1.61)              59

         $10.99                9.9 (k)      $ 18,051              1.70(g)           1.50(g)            0.45             --

          10.97                9.7 (k)        23,345              2.45(g)           2.26(g)           (0.28)            --

          10.97                9.7 (k)        11,993              2.45(g)           2.26(g)           (0.28)            --

(g)  The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(h)  For the six months ended June 30, 2001 (unaudited).
(i)  For the period September 15, 1997 (inception) through December 31, 1997.
(j)  For the period March 15, 2001 (inception) through June 30,2001 (unaudited).
(k)  Had certain expenses not been reduced during the period, total returns would have been lower.
(l)  For the six months ended June 30, 2001 (unaudited). As required, effective January 1, 2001, the Balanced Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
     The effect of this change was to decrease the ratio of net investment income to average net assets from 2.42% to 2.40% for
     Class Y.

-----------------------------------------------------------------------------------------------------------------------------------
                                                          FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each period.

                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                    LESS DISTRIBUTIONS:
                         ---------------------------------------- ------------------------------------------------------------------
                                                                                                  DISTRI-
                                                                                        DISTRI-   BUTIONS
            NET ASSET                                                        DIVIDENDS   BUTIONS IN EXCESS
             VALUE,         NET         NET REALIZED    TOTAL     DIVIDENDS  IN EXCESS  FROM NET   OF NET
            BEGINNING    INVESTMENT    AND UNREALIZED    FROM      FROM NET    OF NET   REALIZED  REALIZED     RETURN
             OF THE        INCOME      GAIN (LOSS) ON  INVESTMENT INVESTMENT INVESTMENT CAPITAL    CAPITAL       OF       TOTAL
             PERIOD        (LOSS)        INVESTMENTS   OPERATIONS   INCOME     INCOME    GAINS      GAINS      CAPITAL DISTRIBUTIONS
             ------      ----------      -----------   ---------- ---------- ---------- -------   ---------    ------- -------------
BULLSEYE FUND
-------------

CLASS A
2001(f)      $10.98      $(0.03)           $(0.11)       $(0.14)     $ --      $ --     $(0.05)    $  --         $ --       $(0.05)
2000          17.29       (0.12)            (1.55)        (1.67)       --        --      (4.64)       --           --        (4.64)
1999          12.65       (0.09)             4.73          4.64        --        --       --          --           --         --
1998(h)       12.50       (0.02)             0.17          0.15        --        --       --          --           --         --
Class B
2001(f)       10.70       (0.07)            (0.11)        (0.18)                 --       --        (0.05) --      --        (0.05)
2000          17.10       (0.24)            (1.52)        (1.76)                 --       --        (4.64) --      --        (4.64)
1999          12.60       (0.19)             4.69          4.50        --        --       --          --           --         --
1998(h)       12.50       (0.08)             0.18          0.10        --        --       --          --           --         --
CLASS C
2001(f)       10.70       (0.07)            (0.11)        (0.18)       --        --      (0.05)       --           --        (0.05)
2000          17.09       (0.24)            (1.51)        (1.75)       --        --      (4.64)       --           --        (4.64)
1999          12.59       (0.18)             4.68          4.50        --        --       --          --           --         --
1998(h)       12.50       (0.08)             0.17          0.09        --        --       --          --           --         --

INTERNATIONAL EQUITY FUND
-------------------------
CLASS A
2001(f)      $16.62      $(0.02)           $(2.56)       $(2.58)     $ --      $ --     $ --       $  --        $  --       $ --
2000          25.39       (0.22)            (6.90)        (7.12)      (0.17)     --      (1.35)     (0.13)         --        (1.65)
1999          14.26       (0.03)            12.31         12.28       (0.02)     --      (1.13)       --           --        (1.15)
1998          14.06        0.15              0.77          0.92       (0.23)    (0.21)   (0.19)     (0.09)         --        (0.72)
1997          16.31        0.09             (1.25)        (1.16)       --        --      (1.05)     (0.04)         --        (1.09)
1996          16.13        0.02              0.51          0.53       (0.02)     --      (0.33)       --           --        (0.35)
CLASS B
2001(f)       15.99       (0.08)            (2.45)        (2.53)       --        --       --          --           --         --
2000          24.71       (0.37)            (6.70)        (7.07)      (0.17)     --      (1.35)     (0.13)         --        (1.65)
1999          13.98       (0.15)            12.01         11.86        --        --      (1.13)       --           --        (1.13)
1998          13.71        0.04              0.75          0.79       (0.12)    (0.12)   (0.19)     (0.09)         --        (0.52)
1997          16.00       (0.03)            (1.17)        (1.20)       --        --      (1.05)     (0.04)         --        (1.09)
1996          15.93       (0.10)             0.50          0.40        --        --      (0.33)       --           --        (0.33)
CLASS C
2001(f)       16.05       (0.08)            (2.46)        (2.54)       --        --       --          --           --         --
2000          24.78       (0.34)            (6.74)        (7.08)      (0.17)     --      (1.35)     (0.13)         --        (1.65)
1999          14.02       (0.15)            12.04         11.89        --        --      (1.13)       --           --        (1.13)
1998          13.74        0.05              0.75          0.80       (0.12)    (0.12)   (0.19)     (0.09)         --        (0.52)
1997          16.03       (0.03)            (1.17)        (1.20)       --        --      (1.05)     (0.04)         --        (1.09)
1996          15.96       (0.10)             0.50          0.40        --        --      (0.33)       --           --        (0.33)
CLASS Y
2001(f)       17.02        0.01             (2.61)        (2.60)       --        --       --          --           --         --
2000          25.81       (0.10)            (7.04)        (7.14)      (0.17)              --         (1.35)      (0.13) --   (1.65)
1999          14.45        0.02             12.54         12.56       (0.07)     --      (1.13)       --           --        (1.20)
1998          14.35        0.25              0.77          1.02       (0.33)    (0.31)   (0.19)     (0.09)         --        (0.92)
1997          16.48        0.19             (1.23)        (1.04)       --        --      (1.05)     (0.04)         --        (1.09)
1996          16.25        0.11              0.54          0.65       (0.09)     --      (0.33)       --           --        (0.42)
(a)  A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c)  Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d)  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e)  The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(f)  For the six months ended June 30, 2001 (unaudited).
(g)  Had certain expenses not been reduced during the period, total returns would have been lower.
(h)  For the period March 31, 1998 (inception) through December 31, 1998.

                                            See accompanying notes to financial statements.

                                                                        RATIOS TO AVERAGE NET ASSETS:
                                                               ------------------------------------------------
        NET ASSET                         NET ASSETS,                            EXPENSES
         VALUE,               TOTAL         END OF                             AFTER EXPENSE     NET INVESTMENT      PORTFOLIO
         END OF              RETURN       THE PERIOD           EXPENSES          REDUCTIONS       INCOME (LOSS)       TURNOVER
       THE PERIOD            (%)(a)         (000)                (%)(b)          (%)(b)(c)           (%)(b)           RATE (%)
       ----------            -------      -----------          --------        -------- ----     --------------      ----------
$         10.79               (1.2)(g)  $      7,895              1.75(e)          1.75(e)          (0.60)                97
          10.98              (11.2)(g)         8,453              1.75(e)          1.74(e)          (0.76)               265
          17.29               36.7(g)         10,549              1.75(e)          1.75(e)          (0.71)               138
          12.65                1.2(g)          9,653              1.75(e)          1.75(e)          (0.28)                68

          10.47               (1.6)(g)         8,346              2.50(e)          2.50(e)          (1.35)                97
          10.70              (11.8)(g)         8,664              2.50(e)          2.49(e)          (1.51)               265
          17.10               35.7(g)          9,774              2.50(e)          2.50(e)          (1.45)               138
          12.60                0.8(g)          8,618              2.50(e)          2.50(e)          (1.03)                68

          10.47               (1.6)(g)         1,013              2.50(e)          2.50(e)          (1.35)                97
          10.70              (11.8)(g)         1,102              2.50(e)          2.49(e)          (1.51)               265
          17.09               35.7(g)          2,218              2.50(e)          2.50(e)          (1.45)               138
          12.59                0.8(g)          2,987              2.50(e)          2.50(e)          (1.03)                68

$         14.04              (15.5)     $     42,005              2.05             2.05             (0.34)               107
          16.62              (28.6)           54,826              1.96             1.96             (1.01)               212
          25.39               87.6(g)         67,197              2.00(e)          2.00(e)          (0.15)               229
          14.26                6.7(g)         47,444              1.91(e)          1.91(e)           1.04                105
          14.06               (7.6)(g)        57,845              1.75(e)          1.75(e)           0.62                154
          16.31                3.3(g)        109,773              1.75(e)          1.75(e)           0.14                 59

          13.46              (15.8)           22,322              2.80             2.80             (1.08)               107
          15.99              (29.2)           29,013              2.71             2.71             (1.76)               212
          24.71               86.3(g)         29,045              2.75(e)          2.75(e)          (0.90)               229
          13.98                5.8(g)         19,797              2.66(e)          2.66(e)           0.29                105
          13.71               (8.0)(g)        25,216              2.50(e)          2.50(e)          (0.13)               154
          16.00                2.5(g)         45,974              2.50(e)          2.50(e)          (0.61)                59

          13.51              (15.8)            3,307              2.80             2.80             (1.18)               107
          16.05              (29.1)            5,656              2.71             2.71             (1.76)               212
          24.78               86.2(g)          1,267              2.75(e)          2.75(e)          (0.90)               229
          14.02                5.9(g)            860              2.66(e)          2.66(e)           0.29                105
          13.74               (8.0)(g)           843              2.50(e)          2.50(e)          (0.13)               154
          16.03                2.5(g)            850              2.50(e)          2.50(e)          (0.61)                59

          14.42              (15.3)            7,965              1.50             1.50              0.19                107
          17.02              (28.2)           11,940              1.39             1.39             (0.44)               212
          25.81               88.6(g)         14,441              1.55(e)          1.55(e)           0.10                229
          14.45                7.3(g)          5,552              1.31(e)          1.31(e)           1.64                105
          14.35               (6.7)(g)         4,752              1.15(e)          1.15(e)           1.22                154
          16.48                4.0(g)         52,161              1.00(e)          1.00(e)           0.89                 59

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2001

(Unaudited)

1. ORGANIZATION. CDC Nvest Funds Trust I, formerly Nvest Funds Trust I, CDC Nvest Funds Trust II, formerly Nvest Funds Trust II and CDC Nvest Funds Trust III, formerly Nvest Funds Trust III, (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the equity funds of the Trusts, the financial statements of the other Funds of the Trusts are presented in separate reports. The following table provides a list of the Funds included in this report.

CDC Nvest Funds Trust I:
------------------------
CDC Nvest Capital Growth Fund (the "Capital Growth Fund"), formerly Nvest Capital Growth Fund CDC Nvest Growth Fund (the "Growth Fund"), formerly Nvest Growth Fund CDC Nvest Balanced Fund (the "Balanced Fund"), formerly Nvest Balanced Fund

CDC Nvest Funds Trust II:
-------------------------
CDC Nvest Growth and Income Fund (the "Growth and Income Fund"), formerly Nvest Growth and Income Fund

CDC Nvest Funds Trust III:
--------------------------
CDC Nvest Large Cap Value Fund (the "Large Cap Value Fund"), formerly Nvest Large Cap Value Fund CDC Nvest Mid Cap Growth Fund (the "Mid Cap Growth Fund") CDC Nvest Select Fund (the "Select Fund") CDC Nvest Bullseye Fund (the "Bullseye Fund"), formerly Nvest Bullseye Fund CDC Nvest International Equity Fund (the "International Equity Fund"), formerly Nvest International Equity Fund

Each Fund offers Class A, Class B, and Class C shares. Growth Fund, Growth and Income Fund, Balanced Fund and International Equity Fund also offer Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service which has been authorized by the Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and subadviser, under the supervision of the Fund's Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

D. FORWARD FOREIGN CURRENCY CONTRACTS. The International Equity Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. FEDERAL AND FOREIGN INCOME TAXES. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, paydowns on mortgage-backed securities, non-deductible expenses, foreign currency transactions and gains realized from passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts.

G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each Fund's subadviser (adviser for the Growth Fund) is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

H. ORGANIZATION EXPENSE. Costs incurred by Bullseye Fund in connection with the Fund's organization and initial registration, amounting to $21,223 in the aggregate, are being amortized over 60 months.

2. PURCHASES AND SALES OF SECURITIES. For the period ended June 30, 2001, purchases and sales of securities (excluding U.S. Government/Agency securities and short-term investments) were as follows:

   Fund                        Purchases           Sales
   ----                        ---------           -----
Capital Growth Fund         $   82,603,577   $   98,647,057
Growth Fund                  1,861,320,273    1,969,978,197
Growth and Income Fund         323,981,262      356,397,220
Balanced Fund                  155,730,750      171,763,477
Large Cap Value Fund             5,479,823        2,327,562
Mid Cap Growth Fund              8,799,604        2,115,518
Select Fund                     46,631,462             --
Bullseye Fund                   15,815,556       17,885,042
International Equity Fund       88,616,663       97,245,675

For the period ended June 30, 2001, purchases and sales of U.S.
Government/Agency securities by Balanced Fund were $29,026,420 and $35,448,631, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Funds except the Growth Fund. Capital Growth Management Limited Partnership ("CGM") is the investment adviser to the Growth Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                        PERCENTAGE OF AVERAGE DAILY NET ASSETS
                        ------------------------------------------------------------------------
                            FIRST          NEXT           NEXT           NEXT            OVER
  FUND                  $200 MILLION   $300 MILLION   $500 MILLION    $1 BILLION      $2 BILLION
  ----                  ------------   ------------   ------------    ----------      ----------
Capital Growth Fund         0.750%         0.700%         0.650%         0.650%         0.650%
Growth Fund                 0.750%         0.700%         0.650%         0.650%         0.600%
Growth and Income Fund      0.700%         0.650%         0.600%         0.600%         0.600%
Balanced Fund               0.750%         0.700%         0.650%         0.650%         0.650%
Large Cap Value Fund        0.700%         0.650%         0.600%         0.600%         0.600%
Mid Cap Growth Fund         0.950%         0.950%         0.950%         0.825%         0.825%
Select Fund                 1.000%         1.000%         1.000%         0.950%         0.950%
Bullseye Fund               0.950%         0.900%         0.850%         0.850%         0.850%
International Equity Fund   0.900%         0.850%         0.800%         0.800%         0.800%

For the period ended June 30, 2001, the management fees and waivers for each Fund were as follows:

                              GROSS          WAIVER OF         NET        PERCENTAGE OF AVERAGE
                            MANAGEMENT       MANAGEMENT     MANAGEMENT      DAILY NET ASSETS
  FUND                         FEE              FEE            FEE          GROSS       NET
  ----                         ---              ---            ---          -----       ---
Capital Growth Fund           669,964            --           669,964       0.75%       0.75%
Growth Fund                 4,414,756            --         4,414,756       0.68%       0.68%
Growth and Income Fund      1,503,032            --         1,503,032       0.67%       0.67%
Balanced Fund                 577,382            --           577,382       0.75%       0.75%
Large Cap Value Fund           66,507          66,507            --         0.70%       0.00%
Mid Cap Growth Fund             9,122           9,122            --         0.95%       0.00%
Select Fund                    73,339          55,725          17,614       1.00%       0.24%
Bullseye Fund                  86,352          86,352            --         0.95%       0.00%
International Equity Fund     379,988            --           379,988       0.90%       0.90%

CDC IXIS Advisers has entered into subadviser agreements for each Fund listed below. Payments to CDC IXIS Advisers are reduced by payments to the subadvisers.

Capital Growth Fund           Westpeak Investment Advisors, L.P.
Growth and Income Fund        Westpeak Investment Advisors, L.P.
Balanced Fund                 Loomis, Sayles & Company, L.P. ("Loomis Sayles")
                              Jurika & Voyles, L.P. ("J&V")
Large Cap Value Fund          Vaughan, Nelson, Scarborough & McCullough, L.P. ("VNSM")
Mid Cap Growth Fund           Loomis, Sayles & Company, L.P.
Select Fund                   Harris Associates, L.P. ("Harris")
Bullseye Fund                 Jurika & Voyles, L.P.
International Equity Fund     Loomis, Sayles & Company, L.P.

CDC IXIS Advisers and each of the subadvisers are wholly-owned subsidiaries of CDC IXIS Asset Management North America, L.P. CGM is a 50% owned subsidiary of CDC IXIS Asset Management North America, L.P. Certain officers and directors of CDC IXIS Advisers are also officers or Trustees of the Funds.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., performs certain accounting and administrative services for the Funds. Pursuant to an agreement among the Trusts, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt

Money Market Trust, CDC Nvest Companies Trust I and CIS each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

            (1)   Percentage of Eligible Average Daily Net Assets
                  -----------------------------------------------
                First            Next                 Over
             $5 billion       $5 billion          $10 billion
             ----------       ----------          -----------
               0.0350%         0.0325%               0.0300%
            or
            (2) Each Fund's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

Funds that became effective after January 1, 2001, pay the higher amount of the asset based fee or an annual fee of $70,000.

For the period ended June 30, 2001, amounts paid to CIS for accounting and administrative expense were as follows:

                                Accounting
                                   And             Percentage of Average
  Fund                        Administrative         Daily Net Assets
  ----                        --------------         ----------------
Capital Growth Fund              $ 38,613                0.043%
Growth Fund                       282,405                0.043%
Growth and Income Fund             96,763                0.043%
Balanced Fund                      33,307                0.043%
Large Cap Value Fund                3,998                0.043%
Mid Cap Growth Fund                19,093                1.988%
Select Fund                        17,598                0.240%
Bullseye Fund                       3,935                0.043%
International Equity Fund          18,236                0.043%

C. TRANSFER AGENT FEES. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Class A, B and C shareholders pay service fees monthly representing the higher amount based on the following calculations:

           (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in equity funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

                     First           Next              Over
                  $5.7 billion    $5 billion       $10.7 billion
                  ------------    ----------       -------------
                     0.184%         0.180%            0.175%
               Each Class of shares is subject to an annual class minimum of $18,000.
            or
           (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $10.5 million.

In addition, pursuant to other servicing agreements, Class A, B and C shareholders pay service fees to other firms that provide similar services for their own shareholder accounts.

Class Y shareholders pay service fees monthly at an annual rate of 0.10% of their average daily net assets.

CIS and BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the period ended June 30, 2001, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                              Transfer Agent   Percentage of Average
  Fund                             Fee           Daily Net Assets
  ----                             ---           ----------------
Capital Growth Fund            $  231,037             0.259%
Growth Fund                     1,629,723             0.250%
Growth and Income Fund            751,470             0.236%
Balanced Fund                     181,891             0.236%
Large Cap Value Fund               27,715             0.301%
Mid Cap Growth Fund                15,968             1.663%
Select Fund                        18,923             0.258%
Bullseye Fund                      27,000             0.297%
International Equity Fund         100,503             0.238%

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the period ended June 30, 2001, the Funds paid the following service and distribution fees:

                                       Service Fee                    Distribution Fee
                              ---------------------------------     ---------------------
  Fund                        Class A      Class B      Class C     Class B       Class C
  ----                        -------      -------      -------     -------       -------
Capital Growth Fund         $  158,356   $   62,337   $    2,734   $  187,010   $    8,200
Growth Fund                  1,497,433      114,827        6,167      344,482       18,501
Growth and Income Fund         335,780      188,129       19,306      564,388       57,919
Balanced Fund                  114,568       44,741        2,242      134,224        6,724
Large Cap Value Fund            11,363       10,540        1,115       31,621        3,345
Mid Cap Growth Fund              1,456          767          178        2,301          532
Select Fund                      6,383        8,258        3,688       24,773       11,062
Bullseye Fund                   10,560       10,862        1,303       32,586        3,907
International Equity Fund       57,876       30,645        5,304       91,936       15,910

Prior to September 13, 1993 for Capital Growth Fund, Balanced Fund and International Equity Fund and June 1, 1993 for Growth Fund, to the extent that reimburseable expenses of CDC IXIS Distributors in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. Unreimbursed expenses carried forward at December 31, 2000 were as follows:

  Fund
  ----
Capital Growth Fund          $  563,284
Growth Fund                   2,030,882
Balanced Fund                 2,041,399
International Equity Fund       514,256

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the period ended June 30, 2001 were as follows:

  Fund
  ----
Capital Growth Fund          $  161,605
Growth Fund                     684,080
Growth and Income Fund          403,765
Balanced Fund                   101,603
Large Cap Value Fund             47,333
Mid Cap Growth Fund              94,891
Select Fund                     330,988
Bullseye Fund                    25,473
International Equity Fund       109,572

E. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS Asset Management North America, L.P., CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Funds or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

For the Six Months Ended June 30, 2001
(Unaudited)

4. CAPITAL SHARES.  Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                                     CAPITAL GROWTH FUND
                                                                                     -------------------
                                                                       SIX MONTHS ENDED                  YEAR ENDED
                                                                        JUNE 30, 2001                 DECEMBER 31, 2000
                                                                     ---------------------         --------------------
                                                                     SHARES         AMOUNT         SHARES         AMOUNT
                                                                     ------         ------         ------         ------
CLASS A
-------
  Shares sold ..............................................        306,422     $  4,276,043      2,070,086     $ 47,256,732
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...................             --               --             --               --
    Distributions from net realized gain ...................          1,994           26,534      1,719,068       27,349,712
                                                                 ----------     ------------      ---------     ------------
                                                                    308,416        4,302,577      3,789,154       74,606,444
  Shares repurchased .......................................     (1,138,184)     (15,709,190)    (3,040,068)     (68,575,974)
                                                                 ----------     ------------      ---------     ------------
  Net increase (decrease) ..................................       (829,768)    $(11,406,613)       749,086     $  6,030,470
                                                                 ----------     ------------      ---------     ------------

CLASS B
-------
  Shares sold ..............................................        218,026     $  2,699,075        741,402     $ 15,265,298
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...................             --               --             --               --
    Distributions from net realized gain ...................            974           11,575        826,447       11,800,258
                                                                 ----------     ------------      ---------     ------------
                                                                    219,000        2,710,650      1,567,849       27,065,556
  Shares repurchased .......................................       (642,312)      (7,899,165)      (896,553)     (18,087,383)
                                                                 ----------     ------------      ---------     ------------
  Net increase (decrease) ..................................       (423,312)    $ (5,188,515)       671,296     $  8,978,173
                                                                 ----------     ------------      ---------     ------------

CLASS C
-------
  Shares sold ..............................................         13,570     $    168,649         97,875     $  2,003,918
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...................             --               --             --               --
    Distributions from net realized gain ...................             42              499         34,957          498,562
                                                                 ----------     ------------      ---------     ------------
                                                                     13,612          169,148        132,832        2,502,480
  Shares repurchased .......................................        (34,229)        (421,138)       (95,844)      (1,967,375)
                                                                 ----------     ------------      ---------     ------------
  Net increase (decrease) ..................................        (20,617)    $   (251,990)        36,988     $    535,105
                                                                 ----------     ------------      ---------     ------------

CLASS Y
-------
  Shares sold ..............................................           --       $       --            7,479     $    175,584
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...................           --               --             --               --
    Distributions from net realized gain ...................           --               --             --               --
                                                                 ----------     ------------      ---------     ------------
                                                                       --               --            7,479          175,584
  Shares repurchased .......................................           --               --          (14,198)        (320,207)
                                                                 ----------     ------------      ---------     ------------
  Net increase (decrease) ..................................           --       $       --           (6,719)    $   (144,623)
                                                                 ----------     ------------      ---------     ------------
Increase (decrease) derived from capital shares transactions     (1,273,697)    $(16,847,118)     1,450,651     $ 15,399,125
                                                                 ==========     ============      =========     ============

                          GROWTH FUND                                              GROWTH AND INCOME FUND
                          -----------                                              ----------------------
      SIX MONTHS ENDED                   YEAR ENDED                  SIX MONTHS ENDED                    YEAR ENDED
        JUNE 30, 2001                  DECEMBER 31, 2000               JUNE 30, 2001                 DECEMBER 31, 2000
    ----------------------          ---------------------           ---------------------         ---------------------
    SHARES           AMOUNT         SHARES          AMOUNT          SHARES         AMOUNT         SHARES         AMOUNT
    ------           ------         ------          ------          ------         ------         ------         ------
    3,013,111     $ 25,829,833      6,442,912     $ 67,793,846     1,348,575     $ 17,426,510     2,873,932     $ 42,088,117

           --               --        862,365        8,037,715            --               --            --               --
      588,286        4,641,577     15,943,237      152,763,355            --               --       563,741        8,467,385
  -----------     ------------    -----------     -------------   ----------     ------------     ---------     ------------
    3,601,397       30,471,410     23,248,514      228,594,916     1,348,575       17,426,510     3,437,673       50,555,502
  (14,218,439)    (118,825,601)   (42,339,597)    (435,596,467)   (2,689,324)     (35,356,865)   (6,850,800)     (99,658,068)
  -----------     ------------    -----------     -------------   ----------     ------------     ---------     ------------
  (10,617,042)    $(88,354,191)   (19,091,083)    $(207,001,551)  (1,340,749)    $(17,930,355)   (3,413,127)    $(49,102,566)
  -----------     ------------    -----------     -------------   ----------     ------------     ---------     ------------


                                                                                                                ------------
      557,037     $  4,442,348      1,867,464     $ 18,801,530       542,343     $  6,870,658     2,001,301     $ 28,452,164

           --               --         13,645          132,353            --               --            --               --
       47,010          355,864      1,212,653       11,187,136            --               --       363,541        5,322,243
  -----------     ------------    -----------     -------------   ----------     ------------     ---------     ------------
      604,047        4,798,212      3,093,762       30,121,019       542,343        6,870,658     2,364,842       33,774,407
   (1,290,557)     (10,260,050)    (3,849,341)     (38,906,352)   (1,367,859)     (17,201,745)   (4,398,290)     (62,609,963)
  -----------     ------------    -----------     -------------   ----------     ------------     ---------     ------------
     (686,510)    $ (5,461,838)      (755,579)    $ (8,785,333)     (825,516)    $(10,331,087)   (2,033,448)    $(28,835,556)
  -----------     ------------    -----------     -------------   ----------     ------------     ---------     ------------

       48,790     $    400,513        220,068     $  2,116,323       106,012     $  1,339,681       351,286     $  4,982,198

           --               --            519            5,036            --               --            --               --
        1,961           14,842         47,518          437,813            --               --        38,767          566,773
  -----------     ------------    -----------     -------------   ----------     ------------     ---------     ------------
       50,751          415,355        268,105        2,559,172       106,012        1,339,681       390,053        5,548,971
     (124,449)        (995,846)      (442,204)      (4,430,762)     (526,635)      (6,316,738)     (740,101)     (10,572,630)
  -----------     ------------    -----------     -------------   ----------     ------------     ---------     ------------
      (73,698)    $   (580,491)      (174,099)    $ (1,871,590)     (420,623)    $ (4,977,057)     (350,048)    $ (5,023,659)
  -----------     ------------    -----------     -------------   ----------     ------------     ---------     ------------



       52,164     $    434,037        139,551     $  1,464,823       443,574     $  6,092,650       156,868     $  2,289,327

         --               --           12,302          114,156          --               --            --               --
        5,087           40,392        137,485        1,321,552          --               --          21,472          324,011
  -----------     ------------    -----------     -------------   ----------     ------------     ---------     ------------
       57,251          474,429        289,338        2,900,531       443,574        6,092,650       178,340        2,613,338
     (177,346)      (1,487,831)      (381,854)      (3,969,570)     (165,829)      (2,163,281)     (384,312)      (5,653,007)
  -----------     ------------    -----------     -------------   ----------     ------------     ---------     ------------
     (120,095)    $ (1,013,402)       (92,516)    $ (1,069,039)      277,745     $  3,929,369      (205,972)    $ (3,039,669)
  -----------     ------------    -----------     -------------   ----------     ------------     ---------     ------------
  (11,497,345)    $(95,409,922)   (20,113,277)    $(218,727,513)  (2,309,143)    $(29,309,130)   (6,002,595)    $(86,001,450)
  ===========     ============    ===========     =============   ==========     ============    ==========     ============

For the Six Months Ended June 30, 2001
(Unaudited)

                                                                                         BALANCED FUND
                                                                                         -------------
                                                                       SIX MONTHS ENDED                  YEAR ENDED
                                                                        JUNE 30, 2001                 DECEMBER 31, 2000
                                                                     ---------------------         --------------------
                                                                     SHARES         AMOUNT         SHARES         AMOUNT
                                                                     ------         ------         ------         ------
CLASS A
-------
  Shares sold ..............................................        231,544     $  2,358,664        506,126     $  5,568,331
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...................         93,226          919,263        229,172        2,510,444
    Distributions from net realized gain ...................             --               --          1,303           14,819
                                                                -----------     ------------    -----------     ------------
                                                                    324,770        3,277,927        736,601        8,093,594
  Shares repurchased .......................................     (1,247,899)     (12,750,155)    (5,656,229)     (62,263,739)
                                                                -----------     ------------    -----------     ------------
  Net increase (decrease) ..................................       (923,129)    $ (9,472,228)    (4,919,628)    $(54,170,145)
                                                                -----------     ------------    -----------     ------------

CLASS B
-------
  Shares sold ..............................................        143,594     $  1,457,911        342,695     $  3,724,246
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...................         17,951          177,217         28,811          313,046
    Distributions from net realized gain ...................             --               --            518            5,835
                                                                -----------     ------------    -----------     ------------
                                                                    161,545        1,635,128        372,024        4,043,127
  Shares repurchased .......................................       (494,124)      (5,056,215)    (2,362,349)     (25,785,001)
                                                                -----------     ------------    -----------     ------------
  Net increase (decrease) ..................................       (332,579)    $ (3,421,087)    (1,990,325)    $(21,741,874)
                                                                -----------     ------------    -----------     ------------

CLASS C
-------
  Shares sold ..............................................         14,327     $    147,956         24,535     $    268,681
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...................            903            8,870          1,600           17,303
    Distributions from net realized gain ...................             --               --             26              288
                                                                -----------     ------------    -----------     ------------
                                                                     15,230          156,826         26,161          286,272
  Shares repurchased .......................................        (38,228)        (390,171)      (222,250)      (2,417,313)
                                                                -----------     ------------    -----------     ------------
  Net increase (decrease) ..................................        (22,998)    $   (233,345)      (196,089)    $ (2,131,041)
                                                                -----------     ------------    -----------     ------------

CLASS Y
-------
  Shares sold ..............................................        101,786     $  1,037,002        196,077     $  2,129,973
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...................         37,215          363,695        111,724        1,218,118
    Distributions from net realized gain ...................             --               --            421            4,792
                                                                -----------     ------------    -----------     ------------
                                                                    139,001        1,400,697        308,222        3,352,883
  Shares repurchased .......................................       (608,293)      (6,043,804)    (1,627,899)     (17,987,577)
                                                                -----------     ------------    -----------     ------------
  Net increase (decrease) ..................................       (469,292)    $ (4,643,107)    (1,319,677)    $(14,634,694)
                                                                -----------     ------------    -----------     ------------
Increase (decrease) derived from capital shares transactions     (1,747,998)    $(17,769,767)    (8,425,719)    $(92,677,754)
                                                                ===========     ============    ===========     ============

                       LARGE CAP VALUE FUND                          MID CAP GROWTH FUND
                       --------------------                          -------------------
        SIX MONTHS ENDED                   YEAR ENDED                  SIX MONTHS ENDED
          JUNE 30, 2001                  DECEMBER 31, 2000               JUNE 30, 2001
      ----------------------          ---------------------           ---------------------
      SHARES           AMOUNT         SHARES          AMOUNT          SHARES         AMOUNT
      ------           ------         ------          ------          ------         ------
      143,230     $  2,593,869         82,121     $  1,442,544        409,631    $  4,413,651

          419            7,682          5,430           94,701          --              --
        --               --             --               --             --              --
  -----------     ------------    -----------     ------------    -----------    ------------

      143,649        2,601,551         87,551        1,537,245        409,631       4,413,651
      (64,434)      (1,155,610)      (285,382)      (4,785,760)        (7,160)        (78,244)
  -----------     ------------    -----------     ------------    -----------    ------------
       79,215     $  1,445,941       (197,831)    $ (3,248,515)       402,471    $  4,335,407
  -----------     ------------    -----------     ------------    -----------    ------------

      110,869     $  1,994,066         67,804     $  1,171,513        241,616    $  2,563,554

          357            6,518            752           12,942          --              --
        --               --             --               --             --              --
  -----------     ------------    -----------     ------------    -----------    ------------
      111,226        2,000,584         68,556        1,184,455        241,616       2,563,554
      (37,254)        (674,986)      (207,958)      (3,466,428)        (1,625)        (17,034)
  -----------     ------------    -----------     ------------    -----------    ------------
       73,972     $  1,325,598       (139,402)    $ (2,281,973)       239,991    $  2,546,520
  -----------     ------------    -----------     ------------    -----------    ------------

       15,987     $    287,023         66,438     $  1,155,252         50,974    $    547,268

           33              604             94            1,626          --              --
        --               --             --               --             --              --
  -----------     ------------    -----------     ------------    -----------    ------------
       16,020          287,627         66,532        1,156,878         50,974         547,268
       (5,870)        (107,052)      (101,382)      (1,743,509)        (1,032)        (11,782)
  -----------     ------------    -----------     ------------    -----------    ------------
       10,150     $    180,575        (34,850)    $   (586,631)        49,942    $    535,486
  -----------     ------------    -----------     ------------    -----------    ------------

        --        $      --             --        $      --             --       $      --

        --               --             --               --             --              --
        --               --             --               --             --              --
  -----------     ------------    -----------     ------------    -----------    ------------
        --               --             --               --             --              --
        --               --             --               --             --              --
  -----------     ------------    -----------     ------------    -----------    ------------
        --        $      --             --        $      --             --       $      --
  -----------     ------------    -----------     ------------    -----------    ------------
      163,337     $  2,952,114       (372,083)    $ (6,117,119)       692,404    $  7,417,413
  ===========     ============    ===========     ============    ===========    ============

(a)     Commencement of operations

                                                                                              SELECT FUND
                                                                                              -----------
                                                                                            FOR THE PERIOD
                                                                                           MARCH 15, 2001(A)
                                                                                         THROUGH JUNE 30, 2001
                                                                                    -------------------------------
                                                                                    SHARES                AMOUNT
                                                                                    ------                ------
CLASS A
-------
  Shares sold .............................................................        1,718,693           $ 17,881,596
  Shares issued in connection with the reinvestment of:
    Distributions from net realized gain ..................................             --                     --
                                                                                 -----------           ------------
                                                                                   1,718,693             17,881,596
  Shares repurchased ......................................................          (76,223)              (785,435)
                                                                                 -----------           ------------
  Net increase (decrease) .................................................        1,642,470           $ 17,096,161
                                                                                 -----------           ------------

CLASS B
-------
  Shares sold .............................................................        2,150,632           $ 22,319,275
  Shares issued in connection with the reinvestment of:
    Distributions from net realized gain ..................................             --                     --
                                                                                 -----------           ------------
                                                                                   2,150,632             22,319,275
  Shares repurchased ......................................................          (21,633)              (229,961)
                                                                                 -----------           ------------
  Net increase (decrease) .................................................        2,128,999           $ 22,089,314
                                                                                 -----------           ------------

CLASS C
-------
  Shares sold .............................................................        1,099,946           $ 11,545,311
  Shares issued in connection with the reinvestment of:
    Distributions from net realized gain ..................................             --                     --
                                                                                 -----------           ------------
                                                                                   1,099,946             11,545,311
  Shares repurchased ......................................................           (6,259)               (64,393)
                                                                                 -----------           ------------
  Net increase (decrease) .................................................        1,093,687           $ 11,480,918
                                                                                 -----------           ------------

CLASS Y
-------
  Shares sold .............................................................             --             $       --
  Shares issued in connection with the reinvestment of:
    Distributions from net realized gain ..................................             --                     --
                                                                                 -----------           ------------
                                                                                        --                     --
  Shares repurchased ......................................................             --                     --
                                                                                 -----------           ------------
  Net increase (decrease) .................................................             --             $       --
                                                                                 -----------           ------------
  Increase (decrease) derived from capital shares transactions ............        4,865,156           $ 50,666,393
                                                                                 ===========           ============

                         BULLSEYE FUND                                           INTERNATIONAL EQUITY FUND
                         -------------                                           -------------------------
       SIX MONTHS ENDED                   YEAR ENDED                  SIX MONTHS ENDED                    YEAR ENDED
         JUNE 30, 2001                  DECEMBER 31, 2000               JUNE 30, 2001                 DECEMBER 31, 2000
     ----------------------          ---------------------           ---------------------         ---------------------
     SHARES           AMOUNT         SHARES          AMOUNT          SHARES         AMOUNT         SHARES         AMOUNT
     ------           ------         ------          ------          ------         ------         ------         ------
       90,595     $  1,009,045        169,758     $  2,783,293      1,659,280    $ 24,203,840      6,041,069    $130,410,637

        3,546           37,272        229,865        2,887,310           --              --          273,220       5,057,795
  -----------     ------------    -----------     ------------     ----------    ------------     ----------    ------------
       94,141        1,046,317        399,623        5,670,603      1,659,280      24,203,840      6,314,289     135,468,432
     (131,924)      (1,459,457)      (239,866)      (3,581,391)    (1,966,355)    (28,863,716)    (5,661,976)   (120,604,737)
  -----------     ------------    -----------     ------------     ----------    ------------     ----------    ------------
      (37,783)    $   (413,140)       159,757     $  2,089,212       (307,075)   $ (4,659,876)       652,313    $ 14,863,695
  -----------     ------------    -----------     ------------     ----------    ------------     ----------    ------------


       62,447     $    690,420        123,443        1,962,756         86,141    $  1,234,146        885,381    $ 20,233,007

        3,913           39,908        226,568        2,771,856           --              --          148,131       2,640,281
  -----------     ------------    -----------     ------------     ----------    ------------     ----------    ------------
       66,360          730,328        350,011        4,734,612         86,141       1,234,146      1,033,512      22,873,288
      (78,997)        (845,539)      (111,926)      (1,707,458)      (241,885)     (3,460,728)      (394,426)     (8,217,240)
  -----------     ------------    -----------     ------------     ----------    ------------     ----------    ------------
      (12,637)    $   (115,211)       238,085     $  3,027,154       (155,744)   $ (2,226,582)       639,086    $ 14,656,048
  -----------     ------------    -----------     ------------     ----------    ------------     ----------    ------------



       32,239     $    335,078         14,157     $    218,392        316,663    $  4,903,904        717,222    $ 13,840,232

          437            4,457         28,004          343,846           --              --           14,535         258,483
  -----------     ------------    -----------     ------------     ----------    ------------     ----------    ------------
       32,676          339,535         42,161          562,238        316,663       4,903,904        731,757      14,098,715
      (38,835)        (403,423)       (68,905)      (1,145,494)      (424,246)     (6,532,755)      (430,484)     (7,767,471)
  -----------     ------------    -----------     ------------     ----------    ------------     ----------    ------------
       (6,159)    $    (63,888)       (26,744)    $   (583,256)      (107,583)   $ (1,628,851)       301,273    $  6,331,244
  -----------     ------------    -----------     ------------     ----------    ------------     ----------    ------------

         --       $       --             --       $       --           50,793    $    773,632        287,339    $  7,194,382

         --               --             --               --             --              --           57,967       1,096,473
  -----------     ------------    -----------     ------------     ----------    ------------     ----------    ------------
         --               --             --               --           50,793         773,632        345,306       8,290,855
         --               --             --               --         (199,964)     (3,056,554)      (203,374)     (4,485,078)
  -----------     ------------    -----------     ------------     ----------    ------------     ----------    ------------
         --       $       --             --       $       --         (149,171)   $ (2,282,922)       141,932    $  3,805,777
  -----------     ------------    -----------     ------------     ----------    ------------     ----------    ------------
      (56,579)    $   (592,239)       371,098     $  4,533,110       (719,573)   $(10,798,231)     1,734,604    $ 39,656,764
  ===========     ============    ===========     ============     ==========    ============     ==========    ============

(a) Commencement of operations

5. LINE OF CREDIT. Each Fund, except Mid Cap Growth Fund and Select Fund, along with certain other Funds that comprise the CDC Nvest Funds Trusts participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 2, 2001. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended June 30, 2001.

6. SECURITY LENDING. Each Fund except Growth Fund, Growth and Income Fund and Balanced Fund have entered into an agreement with a third party to lend their securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. The market value of securities on loan to third parties and the value of collateral held by the Funds with respect to such loans at June 30, 2001, is as follows:

                       Market Value of      Value of Collateral
  Fund                Securities on Loan          Received
  ----                ------------------          --------
Capital Growth Fund      $ 3,704,301             $4,303,946
Bullseye Fund                735,343                957,030

7. EXPENSE REDUCTIONS AND CONTINGENT EXPENSE OBLIGATIONS. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as a reduction of expenses in the statements of operations. For the period ended June 30, 2001, expenses were reduced under these agreements as follows:

  Fund                                     Fund
  ----                                     ----
Capital Growth Fund     $ 29,779        Mid Cap Growth Fund        $    153
Growth Fund              228,767        Select Fund                  14,695
Growth and Income Fund    79,536        Bullseye Fund                   272
Balanced Fund             29,089        International Equity Fund        --
Large Cap Value Fund       4,336

CDC IXIS Advisers has given binding undertakings to Large Cap Value Fund, Mid Cap Growth Fund, Select Fund and Bullseye Fund to defer its management fees and, if necessary, bear certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until May 1, 2002 and will be reevaluated on an annual basis.

If in the following fiscal year the actual operating expenses of a Fund that previously received a deferral or reimbursement are less than the expense limit for that Fund, the Fund is required to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At June 30, 2001, the expense limits as a percentage of average daily net assets and amounts subject to possible reimbursement under the expense limitation agreements were as follows:

                    Expense Limit as a Percentage
                     of Average Daily Net Assets    Cumulative Expenses Waived
                    -----------------------------     or Reimbursed Subject
                      Class A  Class B  Class C         To Future Payment
                      -------  -------  -------         -----------------

Large Cap Value Fund   1.50%    2.25%    2.25%              $ 251,805
Mid Cap Growth Fund    1.70%    2.45%    2.45%                 81,556
Select Fund            1.70%    2.45%    2.45%                 55,725
Bullseye Fund          1.75%    2.50%    2.50%                276,732

8. CONCENTRATION OF RISK. Bullseye Fund and Select Fund are non-diversified Funds. Compared with diversified mutual funds, the Funds may invest a greater percentage of their assets in a particular company. Therefore, the Funds' returns could be significantly affected by the performance of any one of the small number of stocks in their portfolios.

International Equity Fund had the following geographic concentrations in excess of 10% of its total net assets at June 30, 2001: France 10.3%, Japan 20.4%, United Kingdom 17.4%. The Fund pursues its objectives by investing in foreign securities. There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

9. CHANGE IN ACCOUNTING PRINCIPLE. As required, effective January 1, 2001, the Balanced Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in $36,690 reduction in cost of securities and a corresponding increase in unrealized appreciation, based on securities held by the Fund on January 1, 2001.

The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $11,259, increase net unrealized appreciation by $3,774, and increase net realized gains by $7,485. The statement of changes in net assets anf financial highlights for prior periods have not been restated to reflect this change in presentation.

SHAREHOLDER MEETING (UNAUDITED). At a special shareholders' meeting held on April 20, 2001 (the "Meeting"), Shareholders of the Nvest Balanced Fund (now known as the CDC Nvest Balanced Fund) voted for the following proposals:

1. Approval of a new subadvisory agreement among Nvest Funds Trust I (now known as CDC Nvest Funds Trust I, and herein referred to as the "Trust"), on behalf of the Nvest Balanced Fund (now known as the CDC Nvest Balanced Fund, and referred to herein as the "Fund"), Nvest Funds Management L.P. (now known as CDC IXIS Asset Management Advisers, L.P.) and Loomis, Sayles & Company, L.P.

       VOTED FOR          VOTED AGAINST       ABSTAINED VOTES       TOTAL VOTES
       ---------          -------------       ---------------       -----------
     8,320,147.092         173,280.957          331,148.791        8,824,576.840

2. Approval of a new subadvisory agreement among the Trust on behalf of the the Fund, Nvest Funds Management L.P. (now known as CDC IXIS Asset Management Advisers, L.P. and Jurika & Voyles, L.P.

       VOTED FOR       VOTED AGAINST       ABSTAINED VOTES         TOTAL VOTES
       ---------       -------------       ---------------         -----------
     7,872,345.865      620,570.306          331,660.669          8,824,576.840

3a. Proposal to amend the Fund's fundamental policies relating to diversification.

    VOTED FOR   VOTED AGAINST  ABSTAINED VOTES   BROKER NON-VOTES   TOTAL VOTES
    ---------   -------------  ---------------   ----------------   -----------
  6,750,703.669  618,078.057     353,938.114      1,101,857.000    8,824,576.840

3b. Proposal to amend the Fund's fundamental policies relating to industry concentration.

    VOTED FOR   VOTED AGAINST  ABSTAINED VOTES   BROKER NON-VOTES   TOTAL VOTES
    ---------   -------------  ---------------   ----------------   -----------
  6,757,167.599  615,827.633     349,724.608      1,101,857.000    8,824,576.840

3c. Proposal to amend the Fund's fundamental policies relating to short sales and margin purchases.

    VOTED FOR    VOTED AGAINST  ABSTAINED VOTES  BROKER NON-VOTES   TOTAL VOTES
    ---------    -------------  ---------------  ----------------   -----------
  6,680,782.805   683,277.566     358,659.469     1,101,857.000    8,824,576.840

3d.  Proposal to amend the Fund's fundamental policy regarding borrowing.

    VOTED FOR   VOTED AGAINST  ABSTAINED VOTES   BROKER NON-VOTES   TOTAL VOTES
    ---------   -------------  ---------------   ----------------   -----------
  6,610,318.607  752,285.981     360,115.252      1,101,857.000    8,824,576.840

3e.  Proposal to amend the Fund's fundamental policy regarding loans.

    VOTED FOR   VOTED AGAINST  ABSTAINED VOTES  BROKER NON-VOTES    TOTAL VOTES
    ---------   -------------  ---------------  ----------------    -----------
  6,640,622.631  729,083.993     353,013.216     1,101,857.000     8,824,576.840

3f. Proposal to amend the Fund's fundamental policy prohibiting purchases and sales of certain types of securities.

    VOTED FOR   VOTED AGAINST  ABSTAINED VOTES   BROKER NON-VOTES   TOTAL VOTES
    ---------   -------------  ---------------   ----------------   -----------
  6,680,646.626  680,985.763     361,087.451      1,101,857.000    8,824,576.840

3g. Proposal to amend the Fund's fundamental policy relating to issuing senior securities.

    VOTED FOR    VOTED AGAINST  ABSTAINED VOTES   BROKER NON-VOTES  TOTAL VOTES
    ---------    -------------  ---------------   ----------------  -----------
  6,730,063.015   637,859.584     354,797.241      1,101,857.000   8,824,576.840

3h. Proposal to reclassify the Fund's fundamental policy regarding purchasing options or warrants.

    VOTED FOR    VOTED AGAINST ABSTAINED VOTES   BROKER NON-VOTES  TOTAL VOTES
    ---------    ------------- ---------------   ----------------  -----------
  6,729,599.335   648,417.317    344,703.188      1,101,857.000   8,824,576.840

3i. Proposal to reclassify the Fund's fundamental policy regarding writing options or warrants.

    VOTED FOR   VOTED AGAINST  ABSTAINED VOTES   BROKER NON-VOTES   TOTAL VOTES
    ---------   -------------  ---------------   ----------------   -----------
  6,754,591.118  638,408.425     329,720.297      1,101,857.000    8,824,576.840

3j.  Proposal to eliminate the Fund's fundamental policy regarding pledging.

    VOTED FOR   VOTED AGAINST ABSTAINED VOTES   BROKER NON-VOTES  TOTAL VOTES
    ---------   ------------- ---------------   ----------------  -----------
  6,661,064.298  725,010.344    336,645.198      1,101,857.000   8,824,576.840

3k. Proposal to amend the Fund's fundamental policy concerning unseasoned businesses.

    VOTED FOR   VOTED AGAINST  ABSTAINED VOTES   BROKER NON-VOTES   TOTAL VOTES
    ---------   -------------  ---------------   ----------------   -----------
  6,680,472.630  717,336.446     324,910.764      1,101,857.000    8,824,576.840

3l. Proposal to eliminate the Fund's fundamental policy prohibiting purchases of securities if held by the Trust's or investment adviser's trustees/directors and officers.

    VOTED FOR    VOTED AGAINST  ABSTAINED VOTES   BROKER NON-VOTES  TOTAL VOTES
    ---------    -------------  ---------------   ----------------  -----------
  6,711,247.548   685,144.578     326,327.714      1,101,857.000   8,824,576.840

3m. Proposal to eliminate the Fund's fundamental policy relating to exercising control or management.

    VOTED FOR    VOTED AGAINST  ABSTAINED VOTES  BROKER NON-VOTES   TOTAL VOTES
    ---------    -------------  ---------------  ----------------   -----------
  6,722,564.605   648,474.778     351,680.457     1,101,857.000    8,824,576.840

3n. Proposal to eliminate the Fund's fundamental policy relating to joint trading accounts.

    VOTED FOR    VOTED AGAINST ABSTAINED VOTES   BROKER NON-VOTES  TOTAL VOTES
    ---------    ------------- ---------------   ----------------  -----------
  6,780,927.997   617,742.595    324,049.248      1,101,857.000   8,824,576.840

3o. Proposal to eliminate the Fund's fundamental policy relating to investing in other investment companies.

    VOTED FOR    VOTED AGAINST  ABSTAINED VOTES  BROKER NON-VOTES   TOTAL VOTES
    ---------    -------------  ---------------  ----------------   -----------
  6,742,557.633   655,484.199     324,678.008     1,101,857.000    8,824,576.840

INITIAL SHARE CLASS PURCHASE Nvest Funds Distributor, L.P. (now known as CDC IXIS Asset Management Distributors, L.P., and referred to herein as the "Distributor"), purchased one share each of Class A, Class B, and Class C shares of the CDC Nvest Mid Cap Growth Fund and one share each of Class A, Class B, and Class C shares of the CDC Nvest Select Fund, each a series of Nvest Funds Trust III (now known as CDC Nvest Funds Trust III, and referred to herein as the "Trust") at a net asset value of $10.00 per share on March 14, 2001.

CONSENT OF SOLE SHAREHOLDER On March 14, 2001, the Distributor, as the sole shareholder of Class A, Class B, and Class C shares of the CDC Nvest Mid Cap Growth Fund and the CDC Nvest Select Fund (together, the "Funds") adopted the following resolutions:

1. Approval of the advisory agreement between the Trust on behalf of the relevant Fund and Nvest Funds Management, L.P. (now known as CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers"))

2. FOR CDC NVEST SELECT FUND ONLY Approval of a subadvisory agreement among the Trust on behalf of the Fund, CDC IXIS Advisers and Harris Associates L.P.

3. FOR CDC NVEST MID CAP GROWTH FUND ONLY Approval of a subadvisory agreement among the Trust on behalf of the Fund, CDC IXIS Advisers and Loomis Sayles & Company, L.P.

4. Approval of the distribution agreements between the Trust and the Distributor

5. Approval of the investment goals of each of the Funds as stated in the Prospectus

6. Approval of the investment restrictions for each of the Funds as stated in the Statement of Additional Information

7. Approval of PricewaterhouseCoopers, LLP as each Fund's independent public accountant for the current fiscal year

8.  Approval of the Service Plan relating to Class A shares of each Fund

9. Approval of the Service and Distribution Plan relating to Class B shares of each Fund

10. Approval of the Service and Distribution Plan relating to Class C shares of each Fund

                                CDC NVEST FUNDS

                         CDC Nvest AEW Real Estate Fund
                             CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                             CDC Nvest Bullseye Fund
                          CDC Nvest Capital Growth Fund
             CDC Nvest Cash Management Trust -- Money Market Series*
                      CDC Nvest Government Securities Fund
                              CDC Nvest Growth Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                       CDC Nvest International Equity Fund
                         CDC Nvest Large Cap Value Fund
                   CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                          CDC Nvest Mid Cap Growth Fund
                         CDC Nvest Municipal Income Fund
                              CDC Nvest Select Fund
                   CDC Nvest Short Term Corporate Income Fund
                          CDC Nvest Star Advisers Fund
                          CDC Nvest Star Small Cap Fund
                            CDC Nvest Star Value Fund
                          CDC Nvest Star Worldwide Fund
                         CDC Nvest Strategic Income Fund
                    CDC Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

*Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

                              INVESTMENT MANAGERS
                         AEW Management and Advisors
                          Capital Growth Management
                       Harris Associates/Oakmark Funds
                               Jurika & Voyles
                           Loomis, Sayles & Company
                               Mercury Advisors

                         Montgomery Asset Management
                        Reich & Tang Asset Management
                           RS Investment Management
                         Vaughan, Nelson, Scarborough
                                 & McCullough
                         Westpeak Investment Advisors

For current fund performance, ask your financial representative, access the CDC Nvest Funds website at www.cdcnvestfunds.com, or call CDC Nvest Funds at 800-225-5478 for the current edition of FUND FACTS.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at www.NASDR.com.

[Logo] CDC NVEST FUNDS(SM)                               -----------------
       CDC IXIS Asset Management Distributors            Presort Standard
                                                           U.S. Postage
                                                               Paid
                                                            Brockton, MA
                                                           Permit No. 770
                                                         -----------------
 -------------------
    P.O. Box 8551

Boston, Massachusetts

      02266-8551
 -------------------

www.cdcnvestfunds.com

                                TO THE HOUSEHOLD OF:



DROWNING IN PAPER?
Go to:     www.cdcnvestfunds.com
Click on:  Sign up now for E-delivery*
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                                                                       EF58-0601